UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ADVANCED MICRO DEVICES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ADVANCED MICRO DEVICES, INC.

ONE AMD PLACE

P.O. BOX 3453

SUNNYVALE, CALIFORNIA 94088-3453

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend our 2015 annual meeting of stockholders (our “Annual Meeting”) to be held on Wednesday, April 29, 2015 at 10:00 a.m. Eastern Time at the Andaz Wall Street Hotel, 75 Wall Street, New York, New York 10005. We are holding our Annual Meeting to:

•	Elect the 11 director nominees named in this proxy statement;

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year;

•	Approve the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (as amended and restated, the “2004 Plan”) to: (i) increase the number of authorized shares that can be awarded to our employees, consultants and directors under the 2004 Plan by 20 million shares; (ii) increase the limits on the number of authorized shares that may be awarded to a service provider in a calendar year or during his or her initial 12 months of service; and (iii) require a one-year minimum vesting period for awards granted under the 2004 Plan, subject to limited exceptions.

•	Approve on a non-binding, advisory basis the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the “SEC”); and

•	Transact any other business that properly comes before our Annual Meeting or any adjournment or postponement thereof.

We are pleased to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. As a result, we are mailing to our stockholders (other than those who previously requested printed or emailed materials on an ongoing basis) a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of printed copies of our proxy materials. The Notice contains instructions on how to access our proxy materials on the Internet, how to vote on the Internet and how you can receive printed or emailed copies of our proxy materials. We believe that providing our proxy materials over the Internet will lower our Annual Meeting’s cost and environmental impact, while increasing the ability of our stockholders to access the information that they need.

Stockholders of record at the close of business on March 2, 2015 and holders of proxies for those stockholders may attend and vote at our Annual Meeting. To attend our Annual Meeting in person, you must present valid photo identification, and, if you hold shares through a broker, bank, trustee or nominee (i.e., in street name), you must also present a letter from your broker or other nominee showing that you were the beneficial owner of the shares on March 2, 2015.

This year, we are also pleased to offer a virtual annual meeting at which our stockholders can view our Annual Meeting at www.virtualshareholdermeeting.com/AMD15. Stockholders at the close of business on March 2, 2015 may also ask questions and vote at our Annual Meeting via the Internet. We hope this will allow our stockholders who are unable to attend our Annual Meeting in person to participate in our Annual Meeting.

Sincerely,

HARRY A. WOLIN

Senior Vice President, General Counsel & Secretary

This notice of annual meeting and proxy statement are dated March 12, 2015 and will first be distributed and made available to the stockholders of Advanced Micro Devices, Inc. on or about March 18, 2015.

YOUR VOTE IS IMPORTANT AND WE ENCOURAGE YOU TO VOTE PROMPTLY

Important notice regarding Internet availability of proxy materials: This proxy statement and our

Annual Report on Form 10-K for the fiscal year ended December 27, 2014 are available at

www.proxyvote.com and on the Investor Relations pages of our Web site at www.amd.com or ir.amd.com.

In this proxy statement, the words “AMD,” the “Company,” “we,” “ours,” “us” and similar terms refer to Advanced Micro Devices, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

ADVANCED MICRO DEVICES, INC.

PROXY STATEMENT

2015 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

1.	Q:	WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?

	A:	In accordance with rules adopted by the SEC, commonly referred to as “Notice and Access,” we may furnish proxy materials by providing access to the documents on the Internet, instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice was mailed on or about March 18, 2015 to stockholders of record on March 2, 2015 who have not previously requested to receive printed or emailed materials on an ongoing basis. The Notice instructs you as to how you may access our proxy materials on the Internet and how to vote on the Internet.

You may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions in the Notice. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our annual meetings. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

2.	Q:	WHY AM I RECEIVING THESE MATERIALS?

A:

Our board of directors (the “Board”) is providing these materials to you in connection with the Board’s solicitation of proxies for use at our Annual Meeting, which will take place on Wednesday, April 29, 2015 at 10:00 a.m. Eastern Time at the Andaz Wall Street Hotel, 75 Wall Street, New York, New York 10005. Our stockholders as of the close of business on March 2, 2015, the record date for our Annual Meeting, are invited to attend our Annual Meeting and are requested to vote on the items described in this proxy statement. This proxy statement includes information that we are required to provide you under SEC rules and is designed to assist you in voting your shares.

3.	Q:	WHAT IS INCLUDED IN THE PROXY MATERIALS?

A:

The proxy materials for our Annual Meeting include the Notice, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 27, 2014 (our “Annual Report”). If you received a printed copy of these materials, the proxy materials also include a proxy card or voting instruction form.

4.	Q:	WHO IS SOLICITING MY VOTE?

	A:	This proxy solicitation is being made by the Board of Advanced Micro Devices, Inc. We have retained MacKenzie Partners, Inc., professional proxy solicitors, to assist us with this proxy solicitation. We will pay the entire cost of this solicitation, including MacKenzie’s fees and expenses, which we expect to be approximately $30,000.

5.	Q:	HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

A:

The Notice, proxy card and voting instruction form contain instructions on how you may access our proxy materials on the Internet and how to vote on the Internet. Our proxy materials are also available at www.proxyvote.com and the Investor Relations pages of our Web site at www.amd.com or ir.amd.com.

6.	Q:	WHAT AM I BEING ASKED TO VOTE ON?

	A:	You may vote on:

	•	Proposal 1: Election of the 11 director nominees named in this proxy statement.
	•	Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	Proposal 3: Approval of the amendment and restatement of the 2004 Plan to: (i) increase the number of authorized shares that can be awarded to our employees, consultants and directors under the 2004 Plan by 20 million shares; (ii) increase the limits on the number of authorized shares that may be awarded to a service provider in a calendar year or during his or her initial 12 months of service; and (iii) require a one-year minimum vesting period for awards granted under the 2004 Plan, subject to limited exceptions.
	•	Proposal 4: Approval on a non-binding, advisory basis of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (Proposal 4 is referred to in this proxy statement as the “Say-On-Pay” proposal).
	•	Such other business as may properly come before our Annual Meeting or any adjournment or postponement of our Annual Meeting.
7.	Q:	HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

	A:	The Board recommends that you vote:

	•	FOR each of the 11 director nominees named in this proxy statement.
	•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	FOR the approval of the amendment and restatement of the 2004 Plan.
	•	FOR the Say-On-Pay proposal.
8.	Q:	WHO IS ENTITLED TO VOTE?

A:

Stockholders as of the close of business on March 2, 2015, the record date for our Annual Meeting, are entitled to vote on all items properly presented at our Annual Meeting. On the record date, 777,735,008 shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held on the record date. A list of these stockholders will be available during regular business hours at our headquarters, located at One AMD Place, Sunnyvale, California 94088, from our Secretary at least ten days before our Annual Meeting. The list of stockholders will also be available at the time and place of our Annual Meeting.

9.	Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

	A:	Most of our stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to AMD or to vote at our Annual Meeting. If you requested to receive printed proxy materials, we have enclosed a proxy card for you to use, as described in the Notice and under Question 10 below. You may also vote on the Internet, as described in the Notice and under Question 10 below. You are also invited to attend our Annual Meeting in person or via the Internet.

Beneficial Owner. If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization (i.e., in street name), like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice should be forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares, and you are also invited to attend our Annual Meeting in person or via the Internet, as described in the Notice and under Question 12 below. You may not vote your shares in person at our Annual Meeting unless you obtain a “legal proxy” from the broker or other nominee that holds your shares giving you the right to vote the shares at our Annual Meeting and a letter from your broker or other nominee showing that you were the beneficial owner of your shares on March 2, 2015.

10.	Q:	WHO CAN ATTEND THE ANNUAL MEETING? CAN I VOTE AT THE ANNUAL MEETING? CAN I ATTEND THE ANNUAL MEETING VIA THE INTERNET?

	A:	You can attend our Annual Meeting in person or you can attend and participate via the Internet.

Attending in Person. Only stockholders as of the close of business on March 2, 2015 (the record date for our Annual Meeting), holders of valid proxies for those stockholders and other persons invited by us can attend our Annual Meeting in person. To attend our Annual Meeting in person, you must present valid photo identification, such as a driver’s license or passport, and, if you were a beneficial owner you must also present a letter from your broker or other nominee showing that you were the beneficial owner of the shares on March 2, 2015. If you were a stockholder of record on March 2, 2015, you may vote your shares in person at our Annual Meeting. If you were a beneficial owner on March 2, 2015, you must also bring a legal proxy from your broker or other nominee to vote your shares in person at our Annual Meeting.

Attending and Participating via the Internet. Stockholders may also attend our Annual Meeting via the Internet at www.virtualshareholdermeeting.com/AMD15. Stockholders of record and beneficial owners as of the close of business on March 2, 2015 may also submit questions and vote while attending the meeting via the Internet. Instructions on how to attend and participate at our Annual Meeting via the Internet are posted at www.virtualshareholdermeeting.com/AMD15. To demonstrate proof of stock ownership, you will need to enter the 12-digit control number received with your Notice or proxy materials to submit questions and vote at our Annual Meeting via the Internet. We have retained Broadridge Financial Solutions to host our virtual annual meeting and to distribute, receive, count and tabulate proxies. On the day of our Annual Meeting, Broadridge may be contacted at 1-955-449-0991, and will be available to answer your questions regarding how to attend and participate at our Annual Meeting via the Internet.

11.	Q:	IF I AM A STOCKHOLDER OF RECORD, HOW DO I VOTE?

	A:	If you are a stockholder of record you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can vote by mail, telephone (from the United States and Canada) or the Internet pursuant to instructions provided on the proxy card provided to you with your printed proxy materials.

You may also vote in person at our Annual Meeting. A ballot will be given to you upon request when you arrive at our Annual Meeting. You may also vote while attending our Annual Meeting via the Internet, as described in Question 10 above. Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

12.	Q:	IF I AM A BENEFICIAL OWNER, HOW DO I VOTE?

	A:	If you are a beneficial owner, you may submit your voting instructions over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can submit your voting instructions by following the instructions in the voting instruction form provided to you by your broker or other nominee. We urge you to instruct your broker or other nominee how to vote on your behalf. As described more fully under Question 14, your broker or other nominee cannot vote on certain items without your instructions.

Alternatively, you can vote in person at our Annual Meeting, but you must bring to our Annual Meeting a legal proxy from your broker or other nominee as the record holder and a letter from your broker or other nominee showing that you were the beneficial owner of your shares on March 2, 2015. You may also vote while attending our Annual Meeting via the Internet, as described in Question 10 above. Even if you plan to attend our Annual Meeting, we recommend that you also submit your voting instructions as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

13.	Q:	WHAT IF I AM A STOCKHOLDER OF RECORD AND DO NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY CARD OR VOTING BY TELEPHONE OR THE INTERNET?

A:

If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as specified in Question 7 above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

14.	Q:	WHAT IF I AM A BENEFICIAL OWNER AND DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER OR OTHER NOMINEE? WHAT IS A BROKER NON-VOTE?

	A:	As a beneficial owner, in order to ensure your shares are voted, you must provide voting instructions to your broker or other nominee by the deadline provided in the materials you receive from your broker or other nominee. If you do not provide voting instructions to your broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of directors, the amendment and restatement of the 2004 Plan and the Say-on-Pay proposal are non-discretionary items and may not be voted on by brokers or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when your broker or other nominee has not received instructions from you as to how to vote your shares on a proposal and does not have discretionary authority to vote your shares on that proposal.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year is a discretionary item. Generally, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

15.	Q:	CAN I CHANGE MY VOTE AFTER I HAVE VOTED?

A:

Yes. You may change your vote at any time before the voting concludes at our Annual Meeting. You may vote by proxy again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to our Annual Meeting will be counted), by signing and returning a new proxy card with a later date or by attending our Annual Meeting and voting in person or via the Internet. However, your attendance at our Annual Meeting in person or via the Internet will not automatically revoke your proxy unless you vote again at our Annual Meeting or specifically request in writing that your prior proxy be revoked.

16.	Q:	WHAT IS A “QUORUM”?

A:

For the purposes of our Annual Meeting, a “quorum” is the presence, in person or by proxy, by the holders of a majority of the voting power of the outstanding shares entitled to vote at our Annual Meeting. There must be a quorum for our Annual Meeting to be held. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

17.	Q:	WHAT IS THE REQUIRED VOTE FOR EACH PROPOSAL?

	A:	Election of Directors. Each of the 11 director nominees will be elected if each of them receives the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized committee of the Board or the Board.

Ratification of the Appointment of our Independent Registered Public Accounting Firm. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Amendment and Restatement of the 2004 Plan. The proposal to amend and restate the 2004 Plan requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Say-On-Pay Proposal. Approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Because your vote is advisory, it will not be binding on the Board, the Compensation Committee or us. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions about our executive compensation program. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

18.	Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

	A:	We will announce preliminary voting results at our Annual Meeting and publish voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days after our Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and the final voting results in an amendment to the Form 8-K as soon as they become available.

19.	Q:	IS MY VOTE CONFIDENTIAL?

A:

Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Broadridge and handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit Broadridge to tabulate and certify the vote and as required by law. However, comments written on the proxy card may be forwarded to management. In that case, your identity may not be kept confidential.

20.	Q:	HOW WILL VOTING ON ANY BUSINESS NOT DESCRIBED IN THIS PROXY STATEMENT BE CONDUCTED?

A:

We do not know of any business to be considered at our Annual Meeting other than the items described in this proxy statement. If any other business is presented at our Annual Meeting, your proxy gives authority to each of Dr. Lisa T. Su, our President and Chief Executive Officer, and Harry A. Wolin, our Senior Vice President, General Counsel and Secretary, to vote on such matters at his or her discretion.

21.	Q:	WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING DUE?

A:

For stockholder proposals to be considered for inclusion in the proxy statement for our 2016 annual meeting of stockholders, they must be submitted in writing to Advanced Micro Devices, Inc., One AMD Place, Sunnyvale, California 94088, Attention: Secretary and received by us on or before November 19, 2015. In addition, for directors to be nominated or other stockholder proposals to be properly presented at our 2016 annual meeting of stockholders (but not included in our proxy materials), a separate notice of any nomination or proposal must be received by us between December 31, 2015 and January 30, 2016. If our 2016 annual meeting of stockholders is not held within 30 days of April 29, 2016, to be timely, the stockholder’s notice must be received by us no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of 2015 annual meeting of stockholders was made or the notice of our 2015 annual meeting of stockholders is mailed. The public announcement of an adjournment or postponement of our 2015 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this proxy statement. More information about the notice period and information required to be included in a stockholder’s notice of a nomination is included under “Consideration of Stockholder Nominees for Director” below.

22.	Q:	WHAT IS HOUSEHOLDING AND HOW DO I OBTAIN A SEPARATE SET OF PROXY MATERIALS IF I SHARE AN ADDRESS WITH OTHER STOCKHOLDERS?

	A:	We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of the Notice and, if applicable, our printed proxy materials to stockholders of record who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. A separate proxy card for each stockholder of record will be included in the printed materials. This procedure reduces our printing costs, mailing costs and fees. Upon written or oral request, we will promptly deliver a separate copy of the Notice or, if applicable, the printed proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice or Annual Report or, if applicable, the printed proxy materials, contact us at (408) 749-4000 or at Advanced Micro Devices, Inc., One AMD Place, Sunnyvale, California 94088, Attention: Secretary, or by email to Corporate.Secretary@amd.com. If you would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact Broadridge at 1-800-542-1061.

A number of brokerage firms have instituted householding. If you are a beneficial owner, please contact your broker or other nominee to request information about householding.

ITEM 1—ELECTION OF DIRECTORS

Our Board currently consists of 12 members: Mr. Bruce L. Claflin, Dr. W. Michael Barnes, Mr. John E. Caldwell, Mr. Henry WK Chow, Ms. Nora Denzel, Mr. Nicholas M. Donofrio, Mr. Martin L Edelman, Mr. John R. Harding, Mr. Joseph A. Householder, Mr. Michael J. Inglis, Dr. Lisa T. Su and Mr. Ahmed Yahia. Dr. Barnes will retire at the end of his current term and will not stand for re-election at our Annual Meeting. We expect the Board to reduce the size of the Board to 11 members following the Annual meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

The Nominating and Corporate Governance Committee of the Board selected, and the Board approved, the remaining 11 current members of our Board as nominees for election to the Board at the Annual Meeting. All directors are elected annually and serve a one-year term until our next annual meeting or until such director’s success.

Mr. Edelman was first appointed to the Board on February 22, 2013, pursuant to our agreement with Mubadala Technology Investments LLC, formerly known as Advanced Technology Investment Corporation (“Mubadala Tech”), and West Coast Hitech L.P. (“WCH”), which provides that until such time as WCH and its permitted transferees beneficially own, in the aggregate, less than 10% of the outstanding shares of our common stock, WCH has the right to designate a representative to our Board. Mr. Householder was first appointed to the Board on September 15, 2014 and was recommended as a potential candidate for the Board by a third-party search firm. On October 8, 2014, Dr. Su was appointed to the Board in connection with her appointment as our President and Chief Executive Officer, succeeding Mr. Rory P. Read, our former President and Chief Executive Officer and member of the Board.

The Board expects all nominees named below to be available for election. If a nominee declines or is unable to act as a director, your proxy may vote for any substitute nominee proposed by the Board. Your proxy will vote for the election of these nominees, unless you instruct otherwise.

Directors are strongly encouraged to attend annual meetings of our stockholders. All of the director nominees were present at our 2014 annual meeting of stockholders except Dr. Su and Mr. Householder, who were appointed to the Board after the 2014 annual meeting, and Mr. Edelman.

Director Experience, Skills and Qualifications

Our goal is to assemble a Board that operates cohesively and works with management in a constructive way to deliver long-term value to our stockholders. We believe that the nominees set forth below, all of whom are currently directors of AMD, possess valuable experience necessary to guide us in the best interests of our stockholders. Our current Board consists of individuals with proven records of success in their chosen professions. They possess the highest integrity and a keen intellect. They are collegial, yet independent in their thinking, and are committed to the hard work necessary to be informed about the semiconductor industry, us and our key constituents, including our customers, stockholders and management. Most of our directors have broad technology sector experience, including expertise in semiconductor technology, innovation and strategy. Several members of the Board are current or former chief executive officers, thereby providing the Board with practical understanding of how large organizations operate, including the importance of employee development and retention. They also understand strategy and risk management and how these factors impact our operations.

Certain information regarding each of the nominees is set forth below, including his or her experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and the Board to conclude that the individual should serve as a director on the Board, as well as his or her principal occupation and directorships during the past five years. The age of each director is as of our Annual Meeting.

Bruce L. Claflin Director since August 2003 and Chairman of the Board since March 2009 Age: 63 Board Committee: Nominating and Corporate Governance Committee (Chair)

Mr. Claflin served as President, Chief Executive Officer and a member of the board of directors of 3Com Corporation (a voice and data networking products and services provider) from January 2001 until his retirement in 2006. He joined 3Com as President and Chief Operating Officer in August 1998. Prior to 3Com, Mr. Claflin worked at Digital Equipment Corporation (a computer systems vendor) as Executive Vice President, Sales and as General Manager of the PC Business Unit. Mr. Claflin also worked at International Business Machines Corporation (“IBM”) for 22 years, where he held various senior management positions of increasing responsibility and was responsible for almost every operation of the global, high tech company, including sales, marketing, research and development and manufacturing. Also, while employed by IBM, Mr. Claflin lived and worked in Hong Kong and Tokyo and was responsible for IBM’s Asia/South Pacific Area, and, while employed by 3Com, Mr. Claflin established a joint venture in China in partnership with a leading Chinese global telecom solutions provider. Mr. Claflin was first appointed as our Chairman of the Board in March 2009 and was appointed as our non-employee Executive Chairman of the Board in January 2011. He held that position until August 2011, when he resumed acting as our Chairman of the Board. He has been a member of the board of directors of Ciena Corporation since 2006. He is also founder, director and President of Kids First! (a U.S. Virgin Islands non-profit corporation). Mr. Claflin holds a bachelor of arts degree in political science from Pennsylvania State University.

Director Qualifications: Mr. Claflin brings to the Board extensive experience in the IT industry, having held a wide range of senior operating and executive positions at large IT providers. Mr. Claflin has run large PC operations and has extensive global experience, particularly in China, which is our largest single market. As a former chief executive, he is familiar with the challenges faced by our senior management, and as a director of a major telecommunications company, he has insights into a segment of the IT industry that strongly influences how technology is used.

John E. Caldwell Director since October 2006 Age: 65 Board Committees: Compensation Committee (Chair) and Nominating and Corporate Governance Committee

Mr. Caldwell served as President and Chief Executive Officer of SMTC Corporation (an electronics manufacturing services company) from March 2003 until he retired in March 2011. Before joining SMTC, Mr. Caldwell served as chair of the restructuring committee of the board of directors of The Mosaic Group (a marketing services provider) from October 2002 to September 2003, as President and Chief Executive Officer of GEAC Computer Corporation, Ltd. (a computer software company) from October 2000 to December 2001 and as President and Chief Executive Officer of CAE Inc. (a simulation technologies and integrated training solutions provider for the civil aviation and defense industries) from June 1993 to October 1999. In addition, Mr. Caldwell has served in a variety of senior executive positions in finance, including Senior Vice President of Finance and Corporate Affairs of CAE and Executive Vice President of Finance and Administration of Carling O’Keefe Breweries of Canada. Over the course of his career, Mr. Caldwell has served on the audit committees of ten public companies. Mr. Caldwell has been a director of Faro Technologies, Inc. since 2002 and of IAMGOLD Corporation since 2006. Mr. Caldwell also served on the board of directors of SMTC from 2003 to March 2011. Mr. Caldwell holds a bachelor of commerce degree from Carleton University, Ontario, and is a chartered professional accountant with the Chartered Professional Accountants of Ontario. Mr. Caldwell is an author and lecturer on the subject of board oversight of enterprise risk.

Director Qualifications: Mr. Caldwell brings to the Board extensive and diversified general management, financial management and risk assessment experience as a result of his experience at SMTC, his other executive management experience and his service as a director on the boards of directors of other public companies.

Henry WK Chow Director since February 2011 Age: 69 Board Committees: Audit and Finance Committee and Nominating and Corporate Governance Committee

Mr. Chow acted as a corporate business advisor to IBM from July 2009 through August 2011. Prior to this role, during his 41-year career at IBM, Mr. Chow held a variety of management positions in the services, systems engineering, sales and marketing and human resources divisions across IBM’s Asia Pacific operations, including as Chairman of IBM’s Greater China Group from January 2007 until June 2009 and as General Manager of IBM’s Greater China Group from 1995 until January 2008, where he was responsible for IBM’s operations in China, Hong Kong and Taiwan. Prior to serving in these positions, Mr. Chow served in a variety of general management positions, including General Manager of IBM China Company Limited and General Manager of IBM PC Company, Asia Pacific South. From 2005 until 2009, Mr. Chow served as an observer for IBM at meetings of the board of directors of Lenovo Group Limited, which acquired IBM’s PC business in 2005. Mr. Chow has been a member of the board of directors of Trina Solar Limited since July 2012. In addition, Mr. Chow has been Vice Chairman of the Advisory Board for Guangtong International Clinical Research Center (a government-owned research center) since September 2011 and a member of the European Advisory Committee for Bridgepoint (a private equity firm) since October 2011. Mr. Chow completed a one-year fellowship in Advanced Leadership Initiative at Harvard University and holds a bachelor of science degree in electrical engineering from the University of Hong Kong.

Director Qualifications: Mr. Chow brings to the Board his extensive experience and insight in operating a technology business in the Asia Pacific region, a strategic market for us, as well as his significant expertise in general management and operations.

Nora M. Denzel Director since March 2014 Age: 52 Board Committees: Compensation Committee and Nominating and Corporate Governance Committee

Ms. Denzel has served as the interim Chief Executive Officer of Outerwall Inc. (an automated retail solutions provider) since January 2015. Ms. Denzel held various executive management positions from February 2008 through August 2012 at Intuit Inc. (a cloud financial management software company), including Senior Vice President of Big Data, Social Design and Marketing and Senior Vice President and General Manager of the QuickBooks Employee Management business unit. From 2000 to 2006, Ms. Denzel held several executive level positions at Hewlett-Packard Company (a technology software, services and hardware provider), including Senior Vice President and General Manager Software Global Business Unit from May 2002 to February 2006 and Vice President of Storage Organization from August 2000 to May 2002. Prior to Hewlett-Packard, Ms. Denzel held executive positions at Legato Systems Inc. (a data storage management software company purchased by EMC) and IBM. Ms. Denzel has served as a member of the board of directors of Saba Software, Inc. since November 2011, Ericsson since March 2013 and Outerwall Inc. since March 2013. Ms. Denzel also served on the board of directors of Overland Storage Inc. from 2008 until February 2013. Ms. Denzel also serves on the board of directors of FirstRain (a private company). She holds a master of business administration degree from Santa Clara University and a bachelor of science degree in computer science from the State University of New York.

Director Qualifications: Ms. Denzel brings to the Board more than 25 years of technology, software and leadership experience as a result of her experience at Intuit, Hewlett-Packard and IBM and her experience on the boards of directors of other public companies.

Nicholas M. Donofrio Director since November 2009 Age: 69 Board Committees: Compensation Committee, Innovation and Technology Committee (Chair) and Nominating and Corporate Governance Committee

Mr. Donofrio held a variety of executive and technical management positions during his 44-year career at IBM in its server, advanced workstations, personal computing, manufacturing and semiconductor development divisions, including as Senior Vice President, Technology and Manufacturing from 1997 to 2005 and as Executive Vice President, Innovation and Technology from 2005 until his retirement in September 2008. Mr. Donofrio holds seven technology patents and is a member of numerous technical and science honor societies. He is a fellow of the Institute for Electrical and Electronics Engineers, the UK-based Royal Academy of Engineering and the American Academy of Arts and Sciences. He also serves as chairman of the New York Youth Hall of Science, Syracuse University and The MITRE Corporation (a non-profit organization), and serves on the advisory boards of the Secretary of Energy, Pennsylvania State University’s School of International Affairs and the Workforce Opportunity Services Academic Advisory Board. Mr. Donofrio is also a member of the U.S.-based National Academy of Engineering. Mr. Donofrio is the recipient of numerous awards. For example, in 2006, he was named among Business Week magazine’s 25 Top Innovation Champions, and in 2008 was awarded the Renaissance Engineer Award by the Society of Hispanic Professional Engineers for his commitment and promotion of Science, Technology, Engineering and Mathematics for the U.S. Hispanic Community. In 2003, he received the Rodney D. Chipp Memorial Award by the Society of Women Engineers for his contributions to the advancement of women in the engineering field. In addition to being on the board of several private companies, including Liberty Mutual Holding Company Inc. and Sproxil, Inc., Mr. Donofrio has been a director of The Bank of New York Mellon Corporation since 1998 and a director of Delphi Automotive PLC since 2009. Mr. Donofrio has a bachelor of science degree in electrical engineering from Rensselaer Polytechnic Institute and a master of science in the same discipline from Syracuse University.

Director Qualifications: Mr. Donofrio brings to the Board significant expertise in the areas of semiconductor technology and manufacturing, system design and integration, and is able to provide us with valuable insight and guidance regarding technological and innovation strategies as well as the development and retention of our technical employee population.

Martin L. Edelman Director since February 2013 Age: 73

Mr. Edelman has served as Of Counsel to Paul, Hastings, Janofsky & Walker LLP (a law firm) since 2000. Mr. Edelman was a partner with Battle Fowler LLP (a law firm), which merged with Paul, Hastings, Janofsky & Walker, LLP, from 1972 to 1993 and was Of Counsel to Battle Fowler LLP from 1994 to 2000. In addition, Mr. Edelman is a senior advisor to Mubadala Development Company PJSC (a strategic investment and development company headquartered in the Emirate of Abu Dhabi, “Mubadala”). In addition to serving on the boards of several private corporations and charitable entities, Mr. Edelman served as a member of the board of directors of Ashford Hospitality Trust Inc. from 2003 until 2014 and Blackstone Mortgage Trust, Inc. since 1997. He also served on the board of directors of Avis Budget Group, Inc. from 1997 until March 2013 and is currently on the board of Morgans Hotel Group and Equity Commonwealth EQC. Mr. Edelman also serves as a member of the board of directors of Aldar Property Group (publicly traded in Abu Dhabi). Mr. Edelman holds a bachelor of law degree from Columbia Law School and a bachelor of arts degree from Princeton University.

Director Qualifications: Mr. Edelman brings to the Board an extensive legal background as a result of over 40 years of experience in the legal profession and his considerable experience in structuring and negotiating complex transactions.

John R. Harding Director since August 2012 Age: 60 Board Committee: Innovation and Technology Committee

Mr. Harding co-founded and is President and Chief Executive Officer of eSilicon Corporation (a privately held company that designs and manufactures complex, custom chips). Before starting eSilicon in 2000, Mr. Harding served as President, Chief Executive Officer and director of Cadence Design Systems, Inc. (a global electronic design automation company). Mr. Harding also held a variety of senior management positions at Zycad Corporation, and his career also includes positions with TXL and IBM. Mr. Harding has also held leadership roles at Drew University and Indiana University, where he was Vice Chairman of the Board of Trustees and a member of the School of Public and Environmental Affairs Advisory Board, respectively. In addition, Mr. Harding has served as a member of the Steering Committee at the U.S. Council on Competitiveness and was a former National Academies’ Committee member for Software, Growth and Future of the U.S. Economy. In 2012, Mr. Harding was re-elected as the value chain producer director to the board of directors of the Global Semiconductor Alliance. He has been a director of the Global Semiconductor Alliance since 2007. Mr. Harding has served as a member of the board of directors of RF Micro Devices, Inc. since 2006. He has also served on the advisory board of Atrenta, Inc. (a private company) since 2007. Mr. Harding holds a bachelor of arts degree in chemistry and economics from Drew University.

Director Qualifications: Mr. Harding’s experience as President and Chief Executive Officer of eSilicon provides the Board with a deep understanding of the challenges and issues facing semiconductor companies. In addition, Mr. Harding brings to the Board substantial general management and operational experience and expertise in corporate strategy development gained from serving as President and Chief Executive Officer of two technology companies and from his experience as an entrepreneur.

Joseph A. Householder Director since September 2014 Age: 59 Board Committees: Audit and Finance Committee and Nominating and Corporate Governance Committee

Mr. Householder is Executive Vice President and Chief Financial Officer of Sempra Energy (a worldwide provider of energy infrastructure and gas and electric utilities). From 2006 to 2011, Mr. Householder was Senior Vice President, Controller and Chief Accounting Officer of Sempra Energy responsible for financial reporting, accounting and controls and tax functions for all Sempra Energy companies. Prior to this role, he served as Vice President of Corporate Tax and Chief Tax Counsel for Sempra Energy. Prior to joining Sempra Energy in 2001, Mr. Householder was a partner at PricewaterhouseCoopers in the firm’s national tax office. From 1986 to 1999, he served in a number of legal and financial roles at Unocal Corporation, including ultimately as Vice President of Corporate Development and Assistant Chief Financial Officer, where he was responsible for worldwide tax planning, financial reporting and forecasting and mergers and acquisitions. Mr. Householder serves on the board of directors of the Southern California Gas Company and the San Diego Gas & Electric Company, which are wholly-owned subsidiaries of Sempra Energy. He also serves on the board of directors of Infraestructura Energetica Nova (IEnova, a majority-owned subsidiary of Sempra Energy that is publicly traded in Mexico) and the San Diego Regional Economic Development Corporation (a non-profit corporation). In addition, Mr. Householder is a member of the Tax Executives Institute, the American Institute of Certified Public Accountants, the State Bar of California and the American Bar Association. He holds a bachelor of science degree in business administration from the University of Southern California and a juris doctor degree from Loyola Law School.

Director Qualifications: Mr. Householder brings to the Board significant financial and operational expertise as a result of his chief financial officer experience at Sempra Energy, his experience as a partner of PricewaterhouseCoopers and his experience at Unocal Corporation.

Michael J. Inglis Director since March 2014 Age: 55 Board Committees: Audit and Finance Committee, Innovation and Technology Committee and Nominating and Corporate Governance Committee

Mr. Inglis held several senior executive positions between 2002 and 2013 at ARM Holdings plc (a semiconductor intellectual property supplier), including as Executive Vice President, Sales and Marketing, as Executive Vice President, General Manager, Processor Division, and as Chief Commercial Officer. Before joining ARM, Mr. Inglis was a Principal at A.T. Kearney (a global management consulting firm) from 1999 to 2001. Mr. Inglis served as General Manager, Smartcard Division and European Hi-End Microprocessor Operations Manager amongst various roles at Motorola Semiconductor from 1991 to 1998. In addition, Mr. Inglis has held a number of operational and marketing positions at Texas Instruments (a global semiconductor company), BIS Macintosh (an electronics market research firm) and Fairchild Camera and Instrument (a semiconductor company). Mr. Inglis served on the board of directors of ARM from 2002 until his retirement in March 2013. Mr. Inglis was also a member of the board of directors of Pace plc (publicly traded on the London Stock Exchange) from 2008 until April 2013 and was re-appointed as a director to the Pace board of directors in March 2014. Mr. Inglis has a master of business administration degree from Cranfield School of Management and a bachelor of science degree in electronic and electrical engineering from Birmingham University. In addition, Mr. Inglis is a Chartered Engineer and a Member of the Chartered Institute of Marketing.

Director Qualifications: Mr. Inglis brings to the Board senior leadership, management, and sales and marketing expertise, as well as his experience gained from serving as a director on the boards of other public companies. He also provides his broad understanding of the semiconductor industry.

Dr. Lisa T. Su Director since October 2014 Age: 45

Dr. Su is our President and Chief Executive Officer. Dr. Su served as our Chief Operating Officer from July 2014 until October 2014 and as our Senior Vice President and General Manager, Global Business Units since she started with us in January 2012. Prior to joining us, Dr. Su served as Senior Vice President and General Manager, Networking and Multimedia at Freescale Semiconductor, Inc. (an embedded processor manufacturer), where she was responsible for global strategy, marketing, product management and engineering for their embedded communications and applications processor businesses. Dr. Su joined Freescale in 2007 as Chief Technology Officer, leading the company’s technology roadmap and R&D efforts. Prior to her employment with Freescale, Dr. Su spent 13 years with IBM in various engineering and business leadership positions, including Vice President of the Semiconductor Research and Development Center, responsible for the strategic direction of IBM’s silicon technologies, joint development alliances and semiconductor R&D operations. Dr. Su has served on the board of directors of Analog Devices since June 2012. Dr. Su holds bachelor’s, master’s and doctorate degrees in electrical engineering from the Massachusetts Institute of Technology (MIT), has been published in more than 40 technical publications and was named a fellow of the Institute of Electronics and Electrical Engineers (IEEE) in 2009. Dr. Su was also named in MIT Technology Review’s Top 100 Young Innovators in 2002.

Director Qualifications: As our President and Chief Executive Officer, Dr. Su brings to the Board her expertise and proven leadership in the global semiconductor industry as well as valuable insight into our operations, management and culture, providing an essential link between the management and the Board on management’s perspectives.

Ahmed Yahia Director since November 2012 Age: 42 Board Committee: Innovation and Technology Committee

Mr. Yahia is CEO of the Technology & Industry global platform of Mubadala, where he oversees Mubadala’s technology, metals, mining and utilities portfolio. He is also a member of Mubadala’s Investment Committee, which is mandated to develop Mubadala’s investment policies, establish investment guidelines and review all proposed projects and investments to ensure they are in line with Mubadala’s business objectives. He also leads a number of corporate efforts across the Mubadala portfolio, including Enterprise Risk Management, Asset Management/Value Creation and Learning & Development. From March 2001 to February 2010, Mr. Yahia was a partner of McKinsey & Company where the central theme of his work was corporate performance transformations, business building and industrial sector development. Mr. Yahia was also the Managing Partner of McKinsey’s Abu Dhabi practice. Mr. Yahia serves on the boards of directors on several private companies, including GLOBALFOUNDRIES Inc., Emirates Global Aluminum PJSC and Mubadala Petroleum LLC. Mr. Yahia also serves as a non-executive director of National Central Cooling Company (Tabreed) (publicly traded in the United Arab Emirates) and served as a director of SMN Power Holding SAOG (publicly traded on the Muscat (Oman) Stock Exchange) from May 2011 until July 2013. Mr. Yahia holds a master of science degree in mechanical engineering/product strategy from the Massachusetts Institute of Technology and a bachelor of science degree in industrial engineering from the Ecole Centrale Paris.

Director Qualifications: Mr. Yahia’s experience as the CEO of the Technology and Industry global platform of Mubadala and as a former partner of McKinsey & Company provides the Board with expertise in corporate strategy development, corporate performance transformations and operations.

Consideration of Stockholder Nominees for Director

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates to serve on the Board. Pursuant to our bylaws, stockholders who wish to nominate persons for election to the Board at our 2016 annual meeting of stockholders must be a stockholder of record, both when they give us notice and at our 2016 annual meeting, must be entitled to vote at our 2016 annual meeting and must comply with the notice provisions in our bylaws. A stockholder’s notice must be delivered to our Secretary not less than 90 nor more than 120 days before the anniversary date of the immediately preceding annual meeting. For our 2016 annual meeting of stockholders, the notice must be delivered between December 31, 2015 and January 30, 2016. However, if our 2016 annual meeting of stockholders is not held within 30 days of April 29, 2016, the stockholder’s notice must be delivered no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of our 2016 annual meeting was made or the day the notice of our 2016 annual meeting is mailed. The public announcement of an adjournment or postponement of our 2016 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. Notwithstanding the foregoing, if the number of directors to be elected to the Board at an annual meeting is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, the stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to our Secretary not later than the close of business on the tenth day following the day on which we first make such public announcement. The stockholder’s notice must be updated and supplemented as set forth in our bylaws. The stockholder’s notice must include the following information for the person making the nomination:

•	name, age, nationality, business and residence addresses;

•	principal occupation and employment;

•	the class and number of shares owned beneficially or of record;

•	any derivative, swap or other transaction which gives economic risk similar to ownership of shares;

•	any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any shares;

•	any agreement, arrangement, understanding or relationship engaged in to increase or decrease the level of risk related to, or the voting power with respect to, our shares, or that provides the opportunity to profit from a decrease in price or value of shares;

•	any performance-related fees that the nominating person is entitled to, based on any increase or decrease in the value of any shares; and

•	any other information required by the SEC to be disclosed in a proxy statement.

The stockholder’s notice must also include the following information for each proposed director nominee:

•	financial or other material relationships between the nominating person and the nominee during the past three years;

•	the same information as for the nominating person (see above); and

•	all information required to be disclosed in a proxy statement in connection with election of directors.

The Chair of our Annual Meeting will determine if the procedures in the bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination was made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the nominee as it would any other Board nominee candidate and will recommend to the Board whether or not the stockholder nominee should be nominated by the Board and included in our proxy statement. These criteria are described below in the description of the Nominating and Corporate Governance Committee in the section entitled “Meetings and Committees of the Board of Directors–Board Committees.” The nominee must be willing to provide a written questionnaire, representation and agreement, if requested by us, and any other information reasonably requested by us in connection with our evaluation of the nominee’s independence.

Communications with the Board or Non-Management Directors

Anyone who wishes to communicate with our Board or with non-management directors may send their communications in writing to One AMD Place, Sunnyvale, California 94088, Attention: Secretary or send an email to Corporate.Secretary@amd.com. Our Secretary will forward all of these communications to our Chairman of the Board.

Required Vote

At our Annual Meeting, our directors will be elected using a majority vote standard with respect to uncontested elections, such as this election. This standard requires that each director receive the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these director elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized Board committee or the Board.

Recommendation of the Board Directors

The Board of Directors unanimously recommends that you vote FOR each of the director nominees. Unless you indicate otherwise, your proxy will vote FOR the proposed nominees.

CORPORATE GOVERNANCE

The Board has adopted the Principles of Corporate Governance to address significant corporate governance issues. The Governance Principles provide a framework for our corporate governance matters and include topics such as Board and Board committee composition and evaluation. The Nominating and Corporate Governance Committee is responsible for reviewing the Governance Principles and recommending any changes to the Governance Principles to the Board.

Director Independence

The Principles of Corporate Governance provide that a substantial majority of the members of the Board must meet the criteria for independence as required by applicable law and the listing rules of The Nasdaq Stock Market (“Nasdaq”). Among other criteria, no director qualifies as independent unless the Board determines that the director has no direct material relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. On an annual basis, the Board undertakes a review of director independence. In determining that Mr. Donofrio is independent, the Board considered our payments to Liberty Mutual Insurance Company, a subsidiary of Liberty Mutual Holding Company Inc., in fiscal 2014. Mr. Donofrio is a member of the board of directors of Liberty Mutual Holding Company Inc.

The Board determined that all directors who served during fiscal 2014, other than Messrs. Edelman, Harding, Read and Yahia and Dr. Su, and all of our director nominees, other than Messrs. Edelman, Harding and Yahia and Dr. Su, are independent in accordance with SEC and Nasdaq rules. The Board also determined that each of the members of the Audit and Finance, Nominating and Corporate Governance and Compensation Committees are independent in accordance with SEC and Nasdaq rules.

Compensation Committee Interlocks and Insider Participation

During fiscal 2014, Messrs. Caldwell and Donofrio and Mses. Denzel and H. Paulett Eberhart served on the Compensation Committee. Ms. Eberhart resigned from the Compensation Committee on May 8, 2014. None of the members of the Compensation Committee is or has been an executive officer or employee of us. In addition, none of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on the Board or the Compensation Committee.

Board Leadership Structure

The Governance Principles permit the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals, based on our needs, best practices and the interests of our stockholders. This allows the Board flexibility to determine whether the two roles should be combined or separated based upon our needs and the Board’s assessment of its leadership from time to time. The Board has the experience of functioning effectively either way.

Mr. Claflin, who is independent in accordance with SEC and Nasdaq rules, is our Chairman of the Board. The Board first appointed Mr. Claflin as our independent Chairman of the Board in 2009. Mr. Claflin presides at meetings of our stockholders and directors and leads the Board in fulfilling its responsibilities. The Board benefits from Mr. Claflin’s leadership experience as a technology industry veteran, significant public company board experience and intimate familiarity with our history and business. The Board believes that its current leadership structure, with an independent Chairman of the Board, separate from the Chief Executive Officer, is appropriate at this time and allows the Board to fulfill its duties effectively and efficiently based on our current needs. The Board believes that this structure allows Dr. Su, our President and Chief Executive Officer, to focus on our business strategy and market opportunities, as well as on our organizational structure and execution capabilities.

Risk Oversight

The Board’s role in risk oversight is consistent with our leadership structure, with our Chief Executive Officer and other members of management having responsibility for day-to-day risk management activities and processes, and our Board and its committees being actively involved in overseeing our risk management. The Board and management consider “risk” for these purposes to be the possibility that an undesired event could occur that might adversely affect the achievement of our objectives. Examples of the types of risks faced by us include:

•	business-specific risks related to our ability to develop new products and services, our strategic position in key existing and new markets, our operational execution and infrastructure, our relationships with our third party manufacturing suppliers and competition in the microprocessor and graphics markets;

•	macroeconomic risks, such as adverse global economic conditions; and

•	“event” risks, such as natural disasters.

We engage in activities that seek to take calculated risks that protect the value of our existing assets and create new or future value. Management is responsible for day-to-day risk management activities and processes. Members of senior management participate in identifying risks and risk controls, developing recommendations to determine the appropriate manner in which to control risk and implementing risk mitigation activities. Our Chief Executive Officer has ultimate responsibility for management of our business, including enterprise level risks and the risk management program and processes.

In fulfilling its oversight role, the Board focuses on understanding the nature of our enterprise risks, including reputational risk and risks in our operations, finances and strategic direction, as well as the adequacy of our risk assessment and risk management processes. The Board implements its oversight function primarily through management reports and committees of the Board. At least annually, the Board discusses with management the appropriate level of risk relative to our corporate strategy and objectives and reviews with management our existing risk management processes and their effectiveness. As well, the Board receives periodic management updates on our business operations, financial results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to these topics. In addition, the Board receives full reports from the following Board committee chairs regarding the committee’s considerations and actions related to the specific risk topics over which the committee has oversight:

•	The Audit and Finance Committee assists the Board in overseeing our enterprise risk management process; reviews our portfolio of risk; discusses with management significant financial, reporting, regulatory and legal compliance risks in conjunction with enterprise risk exposures as well as risks associated with our capital structure; and reviews our policies with respect to risk assessment and risk management and the actions management has taken to limit, monitor or control financial and enterprise risk exposure. The Audit and Finance Committee meets with members of our Internal Audit department to discuss any issues that warrant attention.

•	The Compensation Committee oversees risk management as it relates to our compensation policies and practices and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on us. For additional details, see “Compensation Policies and Practices,” below.

•	The Nominating and Corporate Governance Committee considers potential risks related to the effectiveness of the Board, including succession planning for the Board and our overall governance.

•	The Innovation and Technology Committee assists the Board in its oversight responsibilities relating to technical and market risks associated with product development and investment as well as risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology.

Code of Ethics

The Board has adopted a code of ethics that applies to all directors and employees entitled “Worldwide Standards of Business Conduct,” which is designed to help directors and employees resolve ethical issues encountered in the business environment. The Worldwide Standards of Business Conduct covers topics such as conflicts of interest, compliance with laws (including anti-corruption laws), fair dealing, protecting our property and confidentiality of our information and encourages the reporting of any behavior not in accordance with the Worldwide Standards of Business Conduct.

The Board has also adopted a Code of Ethics for our executive officers and all other senior finance executives. The Code of Ethics covers topics such as financial reporting, conflicts of interest and compliance with laws, rules, regulations and our policies.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The table below shows the current chairs and membership of the Board and each standing Board committee, the independence status of each Board member and the number of Board and Board committee meetings held during fiscal 2014.

Director	Board of Directors	Audit and Finance Committee	Nominating and Corporate Governance Committee	Compensation Committee	Innovation and Technology Committee
Bruce L. Claflin	C		C
W. Michael Barnes**	—	C	—
John E. Caldwell	—		—	C
Henry WK Chow	—	—	—
Nora M. Denzel	—		—	—
Nicholas M. Donofrio	—		—	—	C
Martin L. Edelman*	—
John R. Harding*	—				—
Joseph A. Householder**	—	—	—
Michael J. Inglis	—	—	—		—
Lisa T. Su*	—
Ahmed Yahia*	—				—
Number of 2014 meetings	8	20	4	12	4

 C Chair                — Member                 * Non-Independent Director                ** Financial Expert

Board Meetings and Attendance

The Board held eight meetings during fiscal 2014. During fiscal 2014, all members of the Board attended at least 75 percent of the meetings of the Board and Board committees on which they served. In addition, on at least an annual basis, the Board and management discuss our strategic direction, new business opportunities and product roadmap. Independent and non-management directors also meet regularly in scheduled executive sessions with our Chief Executive Officer and other members of senior management. In addition to these formal meetings, members of our Board informally interact with senior management (including our Chief Executive Officer), industry leaders and customers on a periodic basis. In fiscal 2014, sessions of only our non-employee directors were held six times, and sessions of only our independent directors were held three times.

Board Committees

The Board has four standing committees: an Audit and Finance Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and an Innovation and Technology Committee. The members of the Board committees and their Chairs are nominated by the Nominating and Corporate Governance Committee and appointed by the Board.

Each of the Board committees has adopted a written charter, which has been approved by the Board. You can access our current bylaws, committee charters, the Principles of Corporate Governance, the Worldwide Standards of Business Conduct and the Code of Ethics on the Investor Relations pages of our Web site at www.amd.com or ir.amd.com.

Audit and Finance Committee.    The Audit and Finance Committee assists the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, risk assessment, the performance of our internal audit function, our financial affairs and policies and the nature and structure of major financial commitments. The Audit and Finance Committee is also directly responsible for the appointment, independence, compensation, retention and oversight of the work of our independent registered public accounting firm, which reports directly to the Audit and Finance Committee. The Audit and Finance Committee meets alone with our senior management, our financial, legal and internal audit personnel and with our independent registered public accounting firm, which has free access to the Audit and Finance Committee. The Corporate Vice President of our Internal Audit Department reports directly to the Chair of the Audit and Finance Committee and “dotted-line” to our Chief Financial Officer, and serves a staff function for the Audit and Finance Committee. The Audit and Finance Committee currently consists of Dr. Barnes, as Chair, and Messrs. Chow, Householder and Inglis, each determined to be financially literate and “independent” under applicable SEC and Nasdaq rules. The Board also determined that Dr. Barnes and Mr. Householder are each an “audit committee financial expert,” as defined under applicable SEC rules. The Audit and Finance Committee held 20 meetings during fiscal 2014.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee assists the Board in discharging its responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), the selection of candidates to fill any vacancies on the Board and the development and recommendation to the Board of corporate governance guidelines and principles, including the Governance Principles. In addition, the Nominating and Corporate Governance Committee oversees the Board’s annual review of its performance (including its composition and organization), leads a process for our non-employee directors to evaluate the performance of our Chief Executive Officer and provides input regarding the evaluation of other Section 16 officers. The Nominating and Corporate Governance Committee retains a search firm for the purpose of obtaining information regarding potential candidates for Board membership. The Nominating and Corporate Governance Committee currently consists of Mr. Claflin, as Chair, Dr. Barnes, Messrs. Caldwell, Chow, Donofrio, Householder and Inglis and Ms. Denzel, each determined by the Board to be “independent” under applicable SEC and Nasdaq rules. The Nominating and Corporate Governance Committee held four meetings during fiscal 2014 and one meeting during fiscal 2015 to consider director nominees for our Annual Meeting and other matters.

In evaluating candidates to determine if they are qualified to become Board members, the Nominating and Corporate Governance Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment. The Nominating and Corporate Governance Committee also considers Board members’ and nominees’ service on the boards of other public companies. Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Nominating and Corporate Governance Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and our requirements, taking into consideration the diverse communities and geographies in which we operate. Although the Nominating and Corporate Governance Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. The Nominating and Corporate Governance Committee uses the same standards to evaluate all director candidates, regardless of who proposes them.

Compensation Committee.    The Compensation Committee assists the Board in discharging its responsibilities relating to the compensation of all Section 16 officers, members of the Board and such other employees as delegated from time to time by the Board. In consultation with management, the Board and the

Compensation Committee’s compensation consultant, the Compensation Committee designs, recommends to the Board for approval and evaluates employment, separation, severance and change of control agreements and our compensation plans, policies and programs with respect to our Section 16 officers. The Compensation Committee reviews and approves all grants under our equity plans, including grants to persons who are not Section 16 officers. To the extent permitted by its charter, the Compensation Committee may delegate certain authority and certain responsibilities to one or more of its members, our officers or a subcommittee of the Compensation Committee. The Compensation Committee aims to structure our compensation program to encourage high performance, promote accountability and align employee interests with our strategic goals and with the interests of our stockholders. The Compensation Committee also oversees risk management as it relates to our compensation policies and practices for employees generally. The Compensation Committee currently consists of Mr. Caldwell, as Chair, Ms. Denzel and Mr. Donofrio, each determined to be “independent” under applicable SEC and Nasdaq rules. During fiscal 2014, the Compensation Committee held 12 meetings.

Innovation and Technology Committee.    The Innovation and Technology Committee assists the Board in its oversight responsibilities regarding matters of innovation and technology. The Innovation and Technology Committee is responsible for reviewing, evaluating and making recommendations to the Board regarding our major technology plans and strategies, including our research and development activities, as well as the technical and market risks associated with product development and investment; reviewing, evaluating and making recommendations regarding talent and skills of our workforce supporting our technology and research and development activities; monitoring the performance of our technology development in support of our overall business strategy; monitoring and evaluating existing and future trends in technology that may affect our strategic plans; and assessing our risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology. The Innovation and Technology Committee consists of Mr. Donofrio, as Chair, and Messrs. Harding, Inglis and Yahia. During fiscal 2014, the Innovation and Technology Committee held four meetings.

DIRECTORS’ COMPENSATION AND BENEFITS

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. We do not provide pension or retirement benefits to our non-employee directors.

Ms. Denzel and Mr. Inglis were appointed to the Board on March 19, 2014, Mr. Householder was appointed to the Board on September 15, 2014 and Dr. Su was appointed to the Board on October 8, 2014. As of May 8, 2014, Ms. Eberhart no longer served as a member of the Board, as she did not stand for re-election at our 2014 annual meeting of stockholders in order to focus on other matters. On October 8, 2014, Mr. Read stepped down from his position as our Chief Executive Officer and President and member of the Board.

2014 Non-Employee Director Compensation. The table below summarizes the compensation paid to our non-employee directors for fiscal 2014. Mr. Read and Dr. Su, who are each employee directors, did not receive any compensation for their services as a director on the Board.

Name (a)	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2)(3) ($) (c)	Total ($) (d)
W. Michael Barnes	117,867	182,128	299,995
John E. Caldwell	106,667	182,128	288,795
Henry WK Chow	92,867	182,128	274,995
Bruce L. Claflin	200,000	364,260	564,260
Nora M. Denzel	80,917	321,224	402,141
Nicholas M. Donofrio	119,533	182,128	301,661
Martin L. Edelman	71,667	182,128	253,795
John R. Harding	106,200	182,128	288,328
Joseph A. Householder	35,000	174,343	209,343
Michael J. Inglis	94,167	321,224	415,391
Ahmed Yahia	86,200	182,128	268,328
H. Paulett Eberhart	27,083	0	27,083

(1)	Amounts represent annual retainers for service as directors, annual retainers for Board committee service, annual retainers for serving as Board committee chairs and meeting attendance fees, where applicable. See “—Cash Fees Paid to Non-Employee Directors” below for additional information.
(2)	Amounts represent equity awards in the form of restricted stock unit (“RSU”) awards granted under our Outsider Director Equity Compensation Policy. See “—Equity Awards for Non-Employee Directors” below for additional information. Amounts reflect the aggregate grant date fair value of the respective director’s RSU awards computed in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”) except no assumptions for forfeitures were included. For a discussion of the assumptions made in the valuations reflected in this column, see Note 13 of the Notes to Consolidated Financial Statements in our Annual Report. The actual value that a director may realize from an RSU award is contingent upon the satisfaction of the conditions to vesting of that award. Thus, there is no assurance that the value, if any, eventually realized by the director will correspond to the amounts shown.

The following table sets forth all RSUs granted to each non-employee director in fiscal 2014.

Name	Grant Date	RSUs Granted (#)
W. Michael Barnes	5/8/2014	46,343
John E. Caldwell	5/8/2014	46,343
Henry WK Chow	5/8/2014	46,343
Bruce L. Claflin	5/8/2014	92,687
Nora M. Denzel	3/19/2014	69,269
Nora M. Denzel	5/8/2014	11,586
Nicholas M. Donofrio	5/8/2014	46,343
Martin L. Edelman	5/8/2014	46,343
John R. Harding	5/8/2014	46,343
Joseph A. Householder	9/15/2014	44,589
Michael J. Inglis	3/19/2014	69,269
Michael J. Inglis	5/8/2014	11,586
Ahmed Yahia	5/8/2014	46,343
H. Paulett Eberhart	—	—

(3)	The following table sets forth the aggregate number of outstanding RSUs and stock options held by our non-employee directors as of December 27, 2014, our fiscal year end. Pursuant to our Outside Director Equity Compensation Policy, Messrs. Caldwell, Chow, Edelman, Harding, Householder and Inglis elected to defer the issuance of 179,717; 28,125; 99,512; 145,692; 44,589; and 80,855 shares subject to RSU awards, respectively, until such time as the respective director ceases to serve on the Board. The deferred RSUs are included in the following table.

Name	RSUs Outstanding as of December 27, 2014	Options Outstanding as of December 27, 2014
W. Michael Barnes	46,343	50,000
John E. Caldwell	179,717	50,000
Henry WK Chow	74,468	0
Bruce L. Claflin	92,687	50,000
Nora M. Denzel	80,855	0
Nicholas M. Donofrio	46,343	0
Martin L. Edelman	99,512	0
John R. Harding	145,692	0
Joseph A. Householder	44,589	0
Michael J. Inglis	80,855	0
Ahmed Yahia	46,343	0
H. Paulett Eberhart	0	50,000

Determining Non-Employee Director Compensation.  The Compensation Committee annually reviews our non-employee directors’ compensation. Based on this review, the Compensation Committee recommends any changes to our non-employee directors’ compensation to the Board for approval. In addition, the Board and Compensation Committee periodically evaluate how our director pay levels and pay policies compare to the competitive market. In fiscal 2014, the Board and Compensation Committee reviewed competitive market data compiled by Compensia, Inc., the Compensation Committee’s independent compensation consultant (“Compensia”). While competitive market data is important to the evaluation of the directors’ compensation, it is just one of several factors considered by the Board in approving director compensation, and the Board has discretion in determining the nature and extent of its use. In fiscal 2014, in addition to the competitive market data, the Board considered the amount of time associated with Board and Board committee services as well as annual share usage under the 2004 Plan related to non-employee director compensation.

Key Changes to Non-Employee Director Compensation.  In May 2014, the Board approved changes to the compensation paid to our non-employee directors based on the Compensation Committee’s recommendations and the considerations described above. The changes reallocated the mix of cash and equity compensation paid to our non-employee directors, with the goals of maintaining total average compensation per non-employee director at approximately the same level as had been previously paid and maintaining an affordable annual share usage. These changes are further described under “—Cash Fees Paid to Non-Employee Directors” and “—Equity Awards for Non-Employee Directors,” below.

Cash Fees Paid to Non-Employee Directors.  As a result of the Board-approved changes to our non-employee director compensation, the cash fees our non-employee directors were eligible to receive in fiscal 2014 was composed of the following elements:

December 29, 2013 to April 30, 2014	May 1, 2014 to December 27, 2014
Annual retainer for services as director	Annual retainer for services as director
Annual retainer for services as Board committee chair	Annual retainer for services on Board committee
Meeting attendance fees	Annual retainer for services as Board committee chair

Annual Retainer for Service as Director. Non-employee directors are paid an annual retainer for their service as our directors. Effective May 1, 2014, the Board approved an increase in the annual retainer for our non-employee directors (other than our Chairman of the Board) from $65,000 to $75,000 as part of the Board’s reallocation of the mix of cash and equity compensation (described above under “—Key Changes to Non-Employee Director Compensation”). In addition, the Board approved an increase in the annual retainer for our Chairman of the Board from $130,000 to $210,000, in recognition of the fact that the amount of time and effort required of our Chairman of the Board has increased significantly.

As a result, in fiscal 2014, the annual retainers that we paid to our non-employee directors’ were pro-rated for December 29, 2013 until April 30, 2014 and for May 1, 2014 until December 27, 2014 based on the annual retainers in effect for the respective periods. In addition, the annual retainers for Mses. Denzel and Eberhart and Messrs. Inglis and Householder were pro-rated based on the timing of their respective appointments to and resignations from the Board. For purposes of this pro-rata calculation, service during any portion of a month counts as a full month of service.

Annual Retainer for Service on Board Committees. Effective May 1, 2014, the Board approved additional annual retainers set forth below for service on a Board committee. As a result, in fiscal 2014, non-employee Board members who served on Board committees received pro-rated annual retainers for their service on committees from the later of May 1, 2014 or their respective appointment to a committee until December 27, 2014. We did not pay annual retainers for Board committee service prior to May 1, 2014.

Audit and Finance Committee	$20,000
Compensation Committee	$20,000
Nominating and Corporate Governance Committee	$10,000
Innovation and Technology Committee	$20,000

Annual Retainer for Service as Board Committee Chair. In addition, non-employee directors receive annual retainers for serving as a chair of a Board committee, which are set forth below. These retainers were unchanged in fiscal 2014.

Audit and Finance Committee	$25,000
Compensation Committee	$15,000
Nominating and Corporate Governance Committee	$10,000
Innovation and Technology Committee	$15,000

Meeting Attendance Fees. Effective May 1, 2014, the Board eliminated meeting attendance fees. Previously, if the Board or a Board committee, other than the Innovation and Technology Committee, met more than eight times during the year, we would pay an attendance fee to our non-employee directors for each additional meeting attended, in the amounts set forth below.

Board meeting attendance	$2,000
Board committee meeting attendance	$1,200

In addition, members of the Innovation and Technology Committee received $1,200 for each Innovation and Technology Committee meeting that they attended. In fiscal 2014, we paid Board meeting attendance fees with respect to one Audit and Finance Committee meeting and one Innovation and Technology Committee meeting.

Equity Awards for Non-Employee Directors.    In order to align the long-term interests of our directors with those of stockholders, a portion of director compensation is provided in the form of equity. Non-employee directors participate in our 2004 Plan and are entitled to receive equity awards under our Outsider Director Equity Compensation Policy. Non-employee directors are generally eligible to receive an annual RSU award (an “Annual RSU Award”) upon re-election at each annual meeting of stockholders, and, if a non-employee directors is appointed to the Board on a date other than the date of an annual meeting of stockholders, such director is entitled to receive an initial RSU award on his or her appointment to the Board (an “Off-Cycle RSU Grant”). Effective May 8, 2014, the Board amended our Outside Director Equity Compensation Policy to reduce the size of the Annual RSU Awards and Off-Cycle RSU Grants and to make administrative amendments.

Annual RSU Awards.  Under our current Outside Director Equity Compensation Policy, effective as of our 2014 annual meeting of stockholders, the Annual RSU Award for each non-employee director (other than the Chairman of the Board) who has served on the Board for at least six months prior to an annual meeting of stockholders is calculated based on the following formula, with no discretionary component: the quotient of (i) $185,000 (the “Target Equity Value”) divided by (ii) the trailing average closing price of our common stock for the 30-day period preceding and ending with the date of the respective RSU grant. Under our prior Outside Director Equity Compensation Policy, the Target Equity Value was $225,000, but the Annual RSU Award was otherwise calculated in an identical manner. In fiscal 2014, the Chairman of the Board received an Annual RSU Award with a Target Equity Value of $370,000, two times the Annual RSU Award received by the other non-employee directors.

In addition, under our current and prior Outside Director Equity Compensation Policies, if a non-employee director has served on the Board for less than six months prior to an annual meeting of stockholders, such director’s Annual RSU Award is pro-rated based on the number of months of service before the respective annual meeting of stockholders. For purposes of the pro-rata calculation, service during any portion of a month counts as a full month of service.

Off-Cycle Grants.  Under our current Outside Director Equity Compensation Policy, an Off-Cycle Grant is equal to the quotient of (i) $185,000 divided by (ii) the trailing average closing price of our common stock for the 30-day period preceding and ending with the date of the respective RSU grant. Under our prior Outside Director

Equity Compensation Policy, Off-Cycle RSU Grants were equal to the Annual RSU Award granted to the other non-employee director at the immediately preceding annual meeting of stockholders. The Annual RSU Awards and the Off-Cycle RSU Grants vest on the one-year anniversary of their respective grant date.

In fiscal 2014, each of our directors, other than Mr. Householder, received an Annual RSU Award under our current Outside Director Equity Compensation Policy. Mr. Householder received an Off-Cycle RSU Grant under our current Outside Director Equity Compensation Policy, and Ms. Denzel and Mr. Inglis each received an Off-Cycle RSU Grant under our prior Outside Director Equity Compensation Policy. See “2014 Non-Employee Director Compensation” table, above, for the equity awards received by our non-employee directors in fiscal 2014.

Deferral.    Pursuant to our Outside Director Equity Compensation Policy, our non-employee directors may elect to defer the issuance of shares of our common stock that become issuable upon vesting of the RSUs granted pursuant to the 2004 Plan (and the recognition of taxable income associated with such RSUs) until such time as the director ceases to serve on our Board. A non-employee director can make this election by completing a Restricted Stock Unit Award Deferral Election Agreement before the scheduled date of an RSU grant. If a director makes this election, the issuance of the common stock subject to the RSUs may not be accelerated or changed once the Election Agreement is submitted to us. Any common stock deferred under our Outside Director Equity Compensation Policy is issued to the director, in one lump sum, within 30 days after his or her resignation from our Board.

Acceleration of Vesting.    Pursuant to our Outside Director Equity Compensation Policy, in the event of our change of control, all of our non-employee directors’ equity compensation awards will become fully vested. In addition, in the event of the termination of a non-employee director’s service to the Board as a result of death, disability or retirement, all of his or her non-employee director’s equity compensation awards will become fully vested, provided that such non-employee director served as a member of the Board for at least three years prior to the date of termination and satisfied our stock ownership guideline requirements during his or her service as a Board member.

Other Benefits for Non-Employee Directors.    We reimburse our directors for their travel and expenses in connection with attending Board meetings and Board-related activities, such as AMD site visits and sponsored events, as well as for continuing education programs.

Stock Ownership Guidelines.    Under our stock ownership guidelines, our non-employee directors are required to hold the lesser of (i) the number of shares equivalent to three times the then-current annual retainer divided by the average closing price of our common stock for the 30-day period immediately preceding and ending with the date of the annual meeting of stockholders or (ii) 30,000 shares (in the case of non-employee directors other than the Chairman of our Board) or 45,000 shares (in the case of the Chairman of the Board).

The stock ownership guidelines must be achieved by each non-employee director within the later of (i) October 2016, which is the five-year anniversary of the adoption of our current stock ownership guidelines, or (ii) the five-year anniversary of the respective director’s first election or appointment to the Board or first appointment as Chairman of the Board, as applicable.

As of December 27, 2014, all of our non-employee directors were on target to meet the requirements of our stock ownership guidelines within the established compliance time frame.

Until the requirements of our stock ownership guidelines are achieved, each non-employee director is encouraged to retain at least 10% of the “net shares” (as defined below) obtained through our stock incentive plans. Shares counted toward the minimum stock ownership requirements include (i) shares held directly by a director, (ii) RSUs that have vested, but where the issuance of the shares have been deferred by the director pursuant to our Outside Director Equity Compensation Policy, and (iii) 50% of exercisable, “in the money” stock options. “Net shares” are the number of shares from the sale of stock options or the vesting of restricted stock, less the number of shares the director sells to cover the exercise price of stock options and sells or has withheld to pay taxes.

As of December 27, 2014, all of our non-employee directors retained at least 10% of the net shares obtained through our stock incentive plans.

PRINCIPAL STOCKHOLDERS

The following table shows each person or entity we know to be the beneficial owner of five percent or more of our common stock as of February 20, 2015.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
West Coast Hitech, L.P.(2) P.O. Box 309 GT Ugland House, South Church Street George Town, Grand Cayman, Cayman Islands	141,906,166 (shared voting and shared dispositive power as to all shares)	18.2%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	51,065,398 (sole dispositive power as to 50,697,760 shares, shared dispositive power as to 367,638 shares and sole voting power as to 425,388 shares)	6.6%

(1)	Based on 777,723,175 shares of our common stock outstanding as of February 20, 2015.
(2)	Based on Amendment No. 5 of Schedule 13D filed with the SEC on March 10, 2014 by Mubadala, WCH and West Coast Hitech G.P. Ltd. (“WCH GP”) pursuant to a joint filing agreement. Mubadala is a public joint stock company incorporated in the Emirate of Abu Dhabi, United Arab Emirates and is wholly-owned by the Government of the Emirate of Abu Dhabi. WCH, a Cayman Islands exempted limited partnership, and its general partner, WCH GP, a Cayman Islands corporation, are wholly owned by Mubadala. The 141,906,166 shares of our common stock are held by WCH and beneficially owned by Mubadala, WCH and WCH GP. The shares include 34,906,166 shares of our common stock purchased by WCH on March 7, 2014 as a result of WCH’s cashless exercise of its warrants to purchase an additional 35,000,000 shares of our common stock at an exercise price of $0.01 per share (as adjusted pursuant to the terms of the warrants).
(3)	Based on Amendment No. 3 of Schedule 13G filed with the SEC on February 10, 2015 by The Vanguard Group. The Vanguard Group is an investment adviser deemed to be the beneficial owner of 51,065,398 shares of our common stock. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 367,638 shares of our common stock as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 57,900 shares of our common stock as a result of its serving as investment manager of Australian investment offerings.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of shares of our common stock beneficially owned as of February 20, 2015 by our current directors, our Named Executive Officers (as defined in “Compensation Discussion and Analysis” below) and all of our current directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown as beneficially owned. Ownership information is based upon information provided by the individuals.

Name	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
Lisa T. Su	1,673,478	*
W. Michael Barnes	295,823	*
John E. Caldwell	258,046	*
Henry WK Chow	108,297	*
Bruce L. Claflin	552,126	*
Nora M. Denzel	69,269	*
Nicholas M. Donofrio	176,473	*
Martin L. Edelman	53,169	*
John R. Harding	99,349	*
Joseph A. Householder	0	*
Michael J. Inglis	69,269	*
Ahmed Yahia	76,290	*
Devinder Kumar	1,424,095	*
Forrest E. Norrod	0	*
Mark D. Papermaster	1,139,092	*
Rory P. Read	5,030,780	*
John Byrne	753,609	*
All current directors and executive officers as a group (16 persons)	7,324,589	1.0

*	Less than one percent
(1)	Some of the individuals may share voting power with their spouses with respect to the listed shares.

(2)	Includes beneficial ownership of the following number of shares of our common stock that are issuable upon exercise of stock options that are exercisable by April 21, 2015 (within 60 days of February 20, 2015) and upon vesting of RSUs that will vest by April 21, 2015. Also includes beneficial ownership of the following number of shares of our common stock issuable upon the vesting of RSUs that vested as of February 20, 2015 or will vest by April 21, 2015 where the issuance of shares of our common stock upon vesting was deferred by the director (the “Deferred RSU Shares”) pursuant to our Outside Director Equity Compensation Policy until such director ceases to serve on the Board:

Name	Shares	Deferred RSU Shares
Lisa T. Su	1,088,875	—
W. Michael Barnes	50,000	—
John E. Caldwell	50,000	133,374
Henry WK Chow	0	28,125
Bruce L. Claflin	50,000	—
Nora M. Denzel	69,269	—
Nicholas M. Donofrio	0	—
Martin L. Edelman	0	53,169
John R. Harding	0	99,349
Joseph A. Householder	0	—
Michael J. Inglis	0	69,269
Ahmed Yahia	0	—
Devinder Kumar	1,141,694	—
Forrest E. Norrod	0
Mark D. Papermaster	801,363	—
Rory P. Read	4,285,705	—
John Byrne	595,400	—
All current directors and executive officers as a group (16 persons)	4,263,419	383,286

(3)	Based on 777,723,175 shares of our common stock outstanding as of February 20, 2015. Also, with respect to each individual, the calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by April 21, 2015 and upon vesting of RSUs held by that individual that will vest by April 21, 2015, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

EXECUTIVE OFFICERS

The following sets forth biographical information regarding our executive officers as of February 20, 2015. Biographical information about Dr. Su, who is both a director and an executive officer, may be found in under “Item 1—Election of Directors” above. The age of each executive officer is as of our Annual Meeting.

Devinder Kumar Senior Vice President and Chief Financial Officer Age: 59

Mr. Kumar is our Senior Vice President and Chief Financial Officer. Prior to being appointed as our Senior Vice President and Chief Financial Officer in January 2013, Mr. Kumar was our Senior Vice President, Interim Chief Financial Officer and Corporate Controller. He was appointed as Interim Chief Financial Officer in September 2012, as Senior Vice President in 2006 and as Corporate Controller in 2001. Mr. Kumar also served as our Treasurer from April 2009 to July 2010 and as our Assistant Treasurer from February 2007 to April 2009. Mr. Kumar joined us in 1984 and spent ten years in Asia as financial controller for AMD Penang and group finance director for our Manufacturing Services Group across Singapore, Thailand, China and Malaysia. Starting in 1998, Mr. Kumar assumed several corporate roles including leadership positions in Corporate Accounting and Corporate Finance. Mr. Kumar holds a bachelor’s degree in ecology from the University of Malaya, Malaysia, a master’s degree in biology from the University of California, Santa Barbara, and an MBA in finance from the University of California, Los Angeles.

Forrest E. Norrod Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group Age: 49

Mr. Norrod is our Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group. Mr. Norrod joined us in October 2014. Prior to joining us, Mr. Norrod was Vice President and General Manager of Dell’s server business. Prior to that role, from October 2006 to December 2009 he led the creation of Dell’s first internal startup focused on the hyper-scale datacenter market as the Vice President and General Manager, Data Center Solutions. Mr. Norrod held several engineering leadership roles previously at Dell, starting as CTO of Client Products before leading the company’s Enterprise Engineering and ultimately having responsibility for all of Dell’s global engineering teams. Prior to Dell, he ran the integrated x86 CPU business at Cyrix and National Semiconductor. Mr. Norrod also serves on the board of directors of Intersil Corporation. He also holds 11 U.S. patents in computer architecture, graphics and system design. Mr. Norrod has a Bachelor of Science and a Master of Science in electrical engineering from Virginia Tech.

Mark D. Papermaster Chief Technology Officer and Senior Vice President—Technology and Engineering Age: 53

Mr. Papermaster is our Chief Technology Officer and Senior Vice President—Technology and Engineering. Mr. Papermaster joined us in this role in October 2011. From November 2010 to October 2011, Mr. Papermaster served as Vice President of the Silicon Engineering Group of Cisco Systems, Inc. (a designer and manufacturer of Internet Protocol-based networking and other products related to the communications and IT industry), where he was responsible for the silicon strategy, architecture and development of the company’s switching and routing businesses. Prior to Cisco, Mr. Papermaster served as Senior Vice President of Device Hardware Engineering at Apple Inc. from November 2008 to August 2010, where he was responsible for iPod and iPhone hardware development. Prior to Apple, Mr. Papermaster held a number of senior leadership roles at IBM, most recently as VP of Blade Server Development from October 2006 to October 2008. He also served on IBM’s technical leadership team and oversaw development of key microprocessors and blade server technologies. Mr. Papermaster is a member of the University of Texas Cockrell School of Engineering Advisory

Board, the Olin College President’s Council and the Juvenile Diabetes Research Foundation IT Advisory Committee. From 2011 to 2012, he also served on the Technical Advisory Board of Philips Lumileds Lighting Company. Mr. Papermaster holds a bachelor’s degree in electrical engineering from The University of Texas at Austin and a master’s degree in electrical engineering from The University of Vermont.

Harry A. Wolin Senior Vice President, General Counsel and Secretary Age: 52

Mr. Wolin is our Senior Vice President, General Counsel and Secretary. Mr. Wolin was appointed as our Secretary in April 2010. Prior to becoming General Counsel in 2003, Mr. Wolin was our Vice President, Intellectual Property. Before joining us in 2000, Mr. Wolin spent 12 years at Motorola, Inc. (now known as Motorola Mobility Holdings, Inc., a provider of technologies, products and services that enable a broad range of mobile, wireline, digital communication, information and entertainment experiences), where his last role was Vice President and Director of Legal Affairs for the Semiconductor Products Sector. Mr. Wolin served as a member of the board of directors of GLOBALFOUNDRIES Inc. from February 2011 through March 2012. Mr. Wolin received the 2008 Magna Stella award for innovative management from the Texas General Counsel Forum. He is a member of the State Bars of Arizona and Texas and is registered to practice before the United States Patent and Trademark Office. Mr. Wolin holds a bachelor’s degree in chemistry from the University of Arizona and a juris doctor degree from Arizona State University.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe that during fiscal 2014, none of our directors, Section 16 officers or beneficial owners of more than 10% of our common stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended. In making the above statement, we have relied solely upon a review of information provided to us and upon the written representations of our directors and Section 16 officers.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 27, 2014 with respect to shares of our common stock that may be issued under our existing equity compensation plans. Our 2004 Plan, which was approved by our stockholders, is our only equity incentive plan available for the grant of new equity awards. Outstanding options and any full value awards are not transferable for consideration.

	Fiscal Year Ended December 27, 2014
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by stockholders	80,634,452	(1)		12,336,737
Options	34,777,072		$4.95
Awards	45,857,380
Equity compensation plans not approved by stockholders	1,371,777
Options	1,371,777	(2)	$0.68
Awards	—
Total	82,006,229			12,336,737

(1)	Includes (i) 1,248,108 shares of our common stock issuable upon the exercise of performance-based options and (ii) 9,137,796 shares of our common stock issuable from performance-based Restricted Stock Units (“PRSUs”), in each case representing the number of shares that could be earned assuming maximum achievement of the applicable performance conditions. See Note 13 of the Notes to Consolidated Financial Statements in our Annual Report for additional information.
(2)	Represents shares of our common stock to be issued upon exercise of outstanding options assumed from SeaMicro, Inc. (“SeaMicro”) stock plans as part of our acquisition of SeaMicro in March 2012. We do not intend to grant any awards under this plan in the future. See Note 13 of the Notes to Consolidated Financial Statements in our Annual Report for additional information.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee has oversight responsibility for the development and administration of our executive compensation policies and programs. This “Compensation Discussion and Analysis” describes the material parts of our executive compensation program in fiscal 2014 for the following executive officers (the “Named Executive Officers”):

Name	Title
Lisa T. Su	President and Chief Executive Officer
Devinder Kumar	Senior Vice President and Chief Financial Officer
Forrest Norrod	Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group
Mark D. Papermaster	Chief Technology Officer and Senior Vice President, Technology and Engineering
John Byrne(1)	Senior Vice President and General Manager, Computing and Graphics Business Group
Rory P. Read	Former President and Chief Executive Officer

(1)	Mr. Byrne no longer served as our General Manager, Computing and Graphics Business Group effective January 12, 2015. He will continue his employment with us as a non-executive employee through March 31, 2015.

Executive Summary

Overview of our 2014 Financial and Operational Performance and Pay/Performance Alignment

In fiscal 2014, we made good progress strengthening the Company. As part of our multi-year strategy, we further diversified our business, introduced strong new products, and improved our non-GAAP financial performance year over year while continuing to invest in the next generation of technologies that we believe will fuel future success. In fiscal 2014, we derived approximately 40% of our annual revenues from high-growth markets. We also took important steps to improve the financial foundation of the Company, reducing our annual non-GAAP operating expenses by approximately 11% and re-profiling our near-term debt maturities. As a result we achieved annual revenue growth for the first time since 2011. Net revenue for fiscal 2014 was $5.5 billion, an increase of 4% compared to 2013 net revenue of $5.3 billion, primarily due to an increase in Enterprise, Embedded and Semi-Custom segment net revenue, partially offset by a decrease in Computing and Graphics segment net revenue. While we believe the pace of the decline in the PC market is slowing, our annual Computing and Graphics segment results reflect the ongoing challenges of a competitive consumer PC market and some PC channel downstream inventory challenges. We made significant progress with our multi-year strategy to reshape the Company but we recognize there is more work to be done.

There is a strong correlation between the realized pay of our Named Executive Officers and the key drivers of compensation which are our actual performance against financial targets and the change in the Company’s stock price. Based on these key factors, for 2014 our Named Executive Officers (excluding Mr. Norrod, who began employment in October 2014, but including Dr. Su in her roles prior to her promotion to Chief Executive Officer in October 2014) averaged “realized income” of 44% of total “realizable compensation.” Realizable compensation for each Named Executive Officer is comprised of base salary (prorated, as applicable), target cash performance bonus under our Executive Incentive Program (“EIP”) (prorated, as applicable), and the target grant date “fair value” of the long-term equity awards granted in 2014 (excluding the equity awards made to Dr. Su in October 2014 in connection with her appointment as our President and Chief Executive Officer and Mr. Byrne’s special retention award in October 2014). Realized income represents base salary paid in fiscal 2014, actual fiscal 2014 bonus earned under the EIP, any discretionary or retention bonus amounts realized, other compensation, income realized due to equity transactions involving shares awarded under our equity plans and the monetary value of outstanding performance equity awards (vested or unvested) calculated using the assumed financial payout projections. See “2014 Summary Compensation Table” and “Option Exercises and Stock Vested in 2014” table below.

The cash and equity earned under our fiscal 2014 executive compensation program demonstrate the strong alignment between pay and performance. The annual cash incentive bonuses earned by the Named Executive Officers under the EIP were 33% of target largely driven by 2014 PC market declines that adversely affected our revenue, earnings and cash. These payouts are based on our actual financial results relative to the target levels achieved for the year with respect to adjusted non-GAAP net income, revenue, adjusted non-GAAP free cash flow and adjusted non-GAAP gross margin financial goals for the second half of 2014. Further discussion is provided below under “—Compensation Philosophy, Practices and Program Design Inputs—Annual Cash Performance Bonuses.”

In addition, our Named Executive Officers (excluding Mr. Norrod, who began his employment with us in October 2014) will receive 37.5% of the target number of shares under the PRSUs awarded in fiscal 2013 (the “2013 PRSUs”). One-half of the shares earned under the 2013 PRSUs will be settled on June 30, 2015, and the remaining half will be settled on June 30, 2016, provided that the Named Executive Officer, with the exception of Mr. Read, continues to be a service provider through each vesting date. The payout percentage under the 2013 PRSUs is as a result of achieving (i) non-GAAP operating income plus interest expense of 50% of target and (ii) total stockholder return at below the 25th percentile of the S&P 500 IT Sector, in each case over the 18-month performance period ended December 31, 2014. Further discussion is provided below under “—Compensation Philosophy, Practices and Program Design Inputs—Long-Term Equity Awards.”

In fiscal 2014, the Compensation Committee continued to emphasize performance-based compensation designed to link rewards to the achievement of objectives that are intended to drive the creation of stockholder value by delivering a substantial portion of the Named Executive Officers’ 2014 target total direct compensation opportunity in the form of a cash performance bonus opportunity and long-term equity awards, the majority of which is tied, in part, to performance. The following charts illustrate the allocation of the 2014 target total direct compensation opportunity for Dr. Su and the average allocation of the 2014 target total direct compensation opportunity for the other Named Executive Officers except Mr. Read, who stepped down in October 2014, and Mr. Norrod (who began his employment with us in October 2014).

For purposes of Dr. Su’s Chief Executive Officer illustration, her fiscal 2014 target total direct compensation opportunity includes non-prorated 2014 base salary per her promotion to Chief Executive Officer, annual target cash performance bonus opportunity (non-prorated) and the target value of long-term equity awards associated with her promotion and appointment as Chief Executive Officer, the values of which are included the “Grants of Plan-Based Awards in 2014” table below. For the illustration depicting the average of target total direct compensation opportunity for other Named Executive Officers, the calculation included non-prorated base salary associated with the last promotion or salary adjustment, as applicable, during fiscal 2014, annual target cash performance bonus opportunity (non-prorated) and the target value of annual long-term equity awards, but excluding any grants associated with non-reoccurring promotion or retention awards, the values of which are also reflected in the “Grants of Plan Based Awards in 2014” table.

2014 Executive Compensation Program

Pay Elements

The actual compensation received by our Named Executive Officers is a function of our operational, financial and stock price performance, as reflected through annual incentive payments, payouts of performance-based restricted stock units and the value of long-term incentive awards at vesting. It is intended to vary above or below target levels commensurate with our performance.

Our fiscal 2014 executive compensation program included a mix of the following fixed and variable elements:

Element		Description	Rationale	Factors Influencing Amount
Base Salary		Fixed compensation delivered in cash	Provide base amount of market competitive pay	Experience, market data, role and responsibilities, and individual performance
Annual Cash Performance Bonus		Variable cash compensation based on performance against annual goals of revenue, net income, gross margin and cash flow	Motivate and reward achievement of key financial results for the year	Targets based on individual role and responsibilities and market data; payout based on AMD performance and individual performance
Long-Term Incentives	Performance-Based Restricted Stock Units (“PRSUs”)	Long-term payout in shares based on our financial performance and our total stockholder return relative to S&P 500 IT Sector over two-year performance period; earned PRSUs vest 50% at end of performance period and 50% one year later	Aligns interests of executives with long-term stockholder value and aligns payout to our financial performance and our performance relative to comparator companies; also promotes retention	Targets based on individual role and responsibilities and market data; payout based on AMD performance, both absolute and in the case of the PRSUs, relative to peer group.
	Stock Options	Variable compensation based on increase in stock price from date of grant; vests over three years	Aligns interests of executive with long-term stockholder value and provides upside potential through 7-year option term; also promotes retention
	Restricted Stock Units (“RSUs”)	Shares that vest over three years	Aligns interests of executives with long-term stockholder value and promotes retention

Talent Management Focus

We have a strong focus on talent development which ensures that our executive compensation program is designed to retain the talent required to execute our strategy. Our pay decisions support our talent objectives by not only considering individual and Company performance, but also long-term potential, key retention needs and organizational succession plans.

Chief Executive Officer Transition

On October 8, 2014, Dr. Lisa Su was appointed as our President and Chief Executive Officer. Dr. Su replaced Mr. Read, who stepped down as our President and Chief Executive Officer on October 8, 2014. Mr. Read continued his employment with us in a non-executive advisory role through December 31, 2014, when his employment ended. From July 1, 2014 and until her appointment as our President and Chief Executive Officer, Dr. Su served as our Senior Vice President and Chief Operating Officer, and from January 2012 to July 2014, Dr. Su served as our Senior Vice President and General Manager, Global Business Units.

In connection with Dr. Su’s appointment, the Compensation Committee (with the assistance of Compensia, its independent compensation consultant) developed, and the members of our Board, excluding the Chief Executive Officer, approved, a compensation structure that strongly aligns with our stockholders’ interests in that 90% of the target total direct compensation opportunity (i.e., base salary, annual target cash performance bonus opportunity and target value of equity awards) of her compensation package is variable “at-risk” compensation tied to our and her performance.

Within the broader framework of our overall executive compensation strategy (as discussed below), the Compensation Committee considered several factors in developing Dr. Su’s compensation package, including the competitive market data compiled by Compensia for the chief executive officers of our peer group companies, the retention and performance incentives provided by the long-term equity awards previously granted to Dr. Su during her employment with us, and the fact that Dr. Su was an internal promotion rather than an external new hire. Dr. Su’s compensation is comprised of the following principal elements:

•	A base salary of $850,000 and a target annual cash performance bonus opportunity of 150% of base salary (pro-rated for fiscal 2014 for the portion of the year following her appointment). The members of our Board, excluding the Chief Executive Officer, decided to set Dr. Su’s initial target annual cash compensation below the 25th percentile for her position (as compared to the competitive market data).

•	An annual equity award for 2014 with a target value of $5 million and a one-time promotional equity award with a target value of $2 million. Both of these equity awards were awarded under the terms of our 2004 Equity Incentive Plan (our “2004 Plan”) and were comprised of a mix of:

•	50% PRSUs that are designed to (i) align Dr. Su’s interests with long-term stockholder value creation and (ii) align payout to our financial performance and our stock price performance relative to comparator companies. The PRSUs provide a long-term payout in shares based on our financial performance and our total stockholder return relative to S&P 500 IT Sector over a two-year performance period (January 1, 2014 to December 31, 2015). One half of the shares earned will be settled at the end of the performance period and the remaining 50% will be settled one year later, in each case subject to Dr. Su’s continued employment with us through each settlement date.

•	25% stock options that are designed to align Dr. Su’s interests with long-term stockholder value creation and provide upside potential through a seven-year option term. The stock options vest over three years.

•	25% restricted stock units (“RSUs”) that are designed to align Dr. Su’s interests with long-term stockholder value creation by vesting over three years.

In determining the target value of mix of these equity awards the Compensation Committee considered current market data as well as the annual equity award Dr. Su received in August 2014 in her role as our Senior Vice President and Chief Operating Officer and Dr. Su’s other company equity holdings. As discussed in detail under “—Compensation Philosophy, Practices and Program Design Inputs—Dr. Su’s Employment Agreement,” below, the PRSUs and a portion of the RSUs were voided and rescinded in December 2014. With the exception of a PRSU award covering a target number of 230,364 shares, these equity awards were re-granted to Dr. Su in February 2015. The Board intends to return the remaining PRSU award to Dr. Su at or near the earliest available and practicable opportunity, subject to law and the terms of our 2004 Equity Incentive Plan.

We entered into an “at-will” employment agreement with Dr. Su in connection with her appointment as our President and Chief Executive Officer. The terms and conditions of Dr. Su’s employment agreement, which were approved by the members of our Board, excluding the Chief Executive Officer, were the result of arms-length negotiations between Dr. Su and the Compensation Committee. For a detailed description of these payments and benefits, see “—Compensation Philosophy, Practices and Program Design Inputs—Dr. Su’s Employment Agreement” below.

In connection with Mr. Read’s stepping down as our President and Chief Executive Officer, the members of the Board, excluding the Chief Executive Officer, approved the terms of a Transition, Separation Agreement and Release that provides certain severance and other benefits to Mr. Read in consideration of, among other things, the terms of his employment agreement executed in August 2011, a full release of claims against us and a two-year non-compete and non-solicitation covenant. Further discussion of this agreement is provided below under “—Compensation Philosophy, Practices and Program Design Inputs—Mr. Read’s Transition, Separation Agreement and Release.”

Other Leadership Changes

On October 27, 2014, Mr. Norrod joined us as our Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group and was appointed as a Section 16 Officer on November 4, 2014. Mr. Norrod replaced Dr. Su, who held that position on an interim basis since July 2014. In connection with his appointment, we entered into an offer letter with Mr. Norrod, the terms of which were approved by the Compensation Committee. For a detailed description of the payments and benefits provided under Mr. Norrod’s offer letter, see “—Compensation Philosophy, Practices and Program Design Inputs—Mr. Norrod’s Offer Letter” below.

On July 1, 2014, Mr. Byrne was promoted to Senior Vice President and General Manager, Computing and Graphics Business Group. Mr. Byrne served as our Senior Vice President and Chief Sales Officer immediately prior to this appointment. On January 12, 2015, Mr. Byrne stepped down as our General Manager, Computing and Graphics Business Group. Mr. Byrne will continue his employment with us as a non-executive employee until March 31, 2015, when his employment will end. Following the termination of his employment in 2015, Mr. Byrne will be eligible to receive severance payments in accordance with our Executive Severance Plan for Senior Vice Presidents, which provides for 12 months of base salary and COBRA medical insurance premiums for up to 12 months following his separation date.

Other 2014 Key Compensation Decisions

Our Board and the Compensation Committee made the following other key compensation decisions with respect to our Named Executive Officers in fiscal 2014 in addition to those discussed above:

Compensation Component	Summary
Base Salaries

By utilizing market data and in recognition of past and expected contributions, the following base salary increases were made in fiscal 2014:

• Dr. Su received a 13.0% increase (from $575,000 to $650,000) effective July 1, 2014 in connection with her appointment as our Senior Vice President and Chief Operating Officer, and a subsequent 30.8% increase (from $650,000 to $850,000) effective October 8, 2014 in connection with her appointment as our President and Chief Executive Officer.

• Mr. Kumar received a 6.0% increase (from $500,000 to $530,000) effective July 1, 2014.

• Mr. Byrne received a 20.9% increase (from $455,000 to $550,000) effective July 1, 2014 in connection with his appointment as our Senior Vice President and General Manager, Computing and Graphics Business Group.

None of our other Named Executive Officers received a base salary increase in fiscal 2014.

2014 EIP

For the fiscal 2014 EIP, the Compensation Committee:

• Adopted two semi-annual performance periods, weighted one-third for the first half of 2014 and two-thirds for the second half of fiscal 2014, consistent with the seasonality of our annual sales; and

• Adopted adjusted non-GAAP net income (weighted 40%), revenue (weighted 25%), adjusted non-GAAP free cash flow (weighted 20%) and adjusted non-GAAP gross-margin (weighted 15%) as the EIP performance measures and weightings to more closely align the annual bonus opportunities under the EIP with the objectives of our annual operating plan and our ongoing transformation plan.

2014 PRSUs

In response to comments received from our stockholders and to further promote our retention objectives during our ongoing transformation plan, the Compensation Committee extended the performance period for PRSUs awarded in fiscal 2014 to two years (January 1, 2014 to December 31, 2015), as compared to an 18-month performance period for the 2013 PRSUs.

One-half of the earned shares will be settled on December 31, 2015 (i.e., at the end of the two-year performance period) and the remaining 50% will be settled on December 31, 2016, subject to continued service with the Company through such settlement dates. Hence, recipients of these PRSUs (which include each of the Named Executive Officers except for Mr. Norrod) are generally subject to a combined three-year performance and vesting period.

Further discussion is provided below under “—Compensation Philosophy, Practices and Program Design Inputs—Long-Term Equity Awards.”

Executive Compensation Policies and Practices

We endeavor to maintain sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. During fiscal 2014, we maintained the following executive compensation policies and practices, including both policies and practices we have implemented to drive performance and policies and practices that either prohibit or minimize behaviors that we do not believe serve our stockholders’ long-term interests:

Policy/Practice	Summary

Recoupment (or Claw-Back) Policy

Under our Worldwide Standards of Business Conduct, we expressly reserve the right to claw back incentive-based or other compensation (including equity-based compensation) paid to an employee (including any Named Executive Officer) if we are required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting laws. In addition, all equity awards granted to our Named Executive Officers include a compensation recovery (“claw-back”) provision.

Cap on Change in Control Payments and Benefits

We will not enter into any change in control agreement or arrangement with a Named Executive Officer that provides for cash severance payments (upon both our change in control and a subsequent termination of employment) in excess of (i) two times the sum of base salary and target annual cash performance bonus, plus (ii) the prorated target annual cash performance bonus for the year in which the termination occurs.

No Excise Tax Payments	We will not enter into any change in control agreement or arrangement with a Named Executive Officer that provides for an excise tax gross-up payment.

Limited Perquisites	We provide limited perquisites to our Named Executive Officers and provide air and other travel for our Named Executive Officers for business purposes only.

Anti-Hedging Policy

Our employees, including our Named Executive Officers and Directors, are not permitted to hedge their economic exposure to our equity securities, meaning that they may not engage in buying or selling puts or calls or short-selling our securities.

Incentive Compensation Amounts are Subject to Payment Thresholds and Maximums	Our annual cash performance bonuses and PRSUs have threshold performance requirements that must be achieved to receive payment and are subject to maximum payment “caps.”

Stock Ownership Requirements

Our stock ownership requirements provide that our President and/or Chief Executive Officer should attain an investment position in our common stock having a value that is at least equal to three times his or her base salary, and that our other Named Executive Officers should attain an investment position having a value that is at least equal to one-and-one-half times their base salaries.

Independent Compensation Consultant

Compensia is retained directly by the Compensation Committee, advises the Compensation Committee on pay decisions regarding our Named Executive Officers and keeps the Compensation Committee apprised of compensation trends and best practices. Compensia performs no other services for us.

Compensation Risk Assessment	The Compensation Committee conducts an annual risk assessment of our compensation policies and practices to ensure that our programs are not reasonably likely to have a material adverse effect on us.

Response to 2014 Stockholder Vote and Stockholder Engagement Process

The Compensation Committee has reviewed the results of the stockholder advisory vote (commonly referred to as the “say-on-pay” vote) on the fiscal 2013 compensation of our then-named executive officers, which was conducted at our 2014 annual meeting of stockholders. At this meeting, our stockholders approved our fiscal 2013 named executive officer compensation, with 70.88% of shares voted in favor of this proposal. The Compensation Committee carefully considered the outcome of the vote when making decisions about our executive compensation program moving forward.

During fiscal 2014, we intensified our practice of proactive engagement with our stockholders to discuss executive compensation and other governance matters. After filing and disseminating our 2014 proxy statement, our Corporate Vice President of Investor Relations conducted conference calls and other discussions with our top 50 stockholders, representing approximately 48% of the shares entitled to vote at our Annual Meeting to solicit their views on our executive compensation structure and pay practices. We also conducted several “in-person” presentations with our major stockholders. The Chairman of the Board, the Chair of the Compensation Committee, our Senior Vice President, General Counsel and Secretary and other members of our senior management took part in our proactive engagement effort. A variety of compensation, governance and corporate strategy topics were discussed with our stockholders during these engagements.

Based on these discussions we learned that these stockholders generally believed our executive compensation program was aligned with their interests, although they expressed a desire to see us adopt a longer performance period for our long-term incentive awards. The Compensation Committee responded to this feedback by extending the performance period for PRSUs awarded in 2014 to two years (as compared to the 18-month performance period for the 2013 PRSUs). The Compensation Committee continues to advocate an active dialogue with our stockholders regarding compensation and governance practices.

Compensation Philosophy, Practices and Program Design Inputs

Compensation Philosophy

Our executive compensation program is guided by the following overarching principles:

Principle	Description
Business Driven

Compensation is aligned to company performance, predicated upon linking rewards directly to achievement of specific financial objectives which result in increased stockholder value and structured to avoid excessive risk-taking.

Performance Differentiated	Compensation programs create an effective link between pay and performance at both the Company and individual level.

Market Competitive	Compensation programs are competitive to attract, retain and motivate high caliber senior leadership in management, engineering and other key disciplines.

Ownership Oriented	Compensation programs are aligned with stockholder interests by delivering meaningful equity awards and maintaining robust stock ownership guidelines.

We continually assess and adjust our executive compensation program, policies and practices in light of these overarching principles and feedback obtained through our stockholder engagement efforts.

Pay for Performance

The tenets of our compensation philosophy strongly center on pay for performance. We align to the following primary principles:

•	Our compensation practices are designed to align with the interests of our stockholders;

•	Sustained, improved financial performance should result in increasing stockholder value; and

•	With improved company performance and increases in stockholder returns, our compensation programs should deliver higher rewards to employees.

We have been fundamentally transforming our business model away from the traditional PC business to pursue higher growth, higher margin businesses in which we have a competitive advantage. This change is based in part upon the recognition that the PC industry is undergoing fast-paced structural change characterized by greater commoditization, lower pricing and margin deterioration. Aligned with this transformational change has been a greater shift towards incentive, performance-based compensation.

Competitive Compensation

The Compensation Committee generally seeks to position each Named Executive Officer’s target total direct compensation (“TDC”) opportunity (i.e., base salary, annual target cash performance bonus opportunity and target value of annual long-term equity awards, but excluding special retention awards and non-recurring new hire awards) between the 50th and 75th percentile of the competitive market (the “Target Positioning”). The Compensation Committee believes that seeking to set target pay within this range is appropriate given our high pay-for-performance orientation and furthers our goals of attracting and retaining highly talented individuals, and motivating them to achieve objectives that promote stockholder value creation. Aligning with a percentile range for target TDC opportunity allows us to meet our objectives while retaining flexibility to tailor compensation based on individual circumstances. Each individual component of compensation varies and is not necessarily targeted to a percentile range. A Named Executive Officer’s target TDC opportunity may vary from the Target Positioning depending on the Named Executive Officer’s scope of responsibility, job performance, skill set, prior experience, expected future contributions to our business, internal pay equity considerations, retention considerations and business conditions. For fiscal 2014, the Named Executive Officers (excluding Mr. Norrod, who began his employment in October 2014, but including Dr. Su in her roles prior to her promotion to Chief Executive Officer in 2014) averaged 44% of their realizable pay. This was primarily the result of our actual performance against financial targets and the change in our stock price. At the time the performance goals under the 2013 PRSUs and the EIP for fiscal 2014 were established, the Compensation Committee subjectively believed that the “target” levels of performance would be challenging amid a rapidly changing environment.

Align Pay Practices with Sound Risk Management

The Compensation Committee seeks to structure our executive compensation program to motivate and reward the Named Executive Officers for appropriately balancing opportunity and risk, such as investment in key initiatives designed to advance our growth in existing and new markets, while at the same time avoiding pay practices that encourage excessive risk-taking.

The Compensation Committee believes that our executive compensation program fosters our objectives while mitigating potentially excessive risk-taking, through the following means:

•	multiple internal controls and approval processes intended to prevent manipulation of outcomes;

•	pay mixes that represent an appropriate balance of fixed pay versus variable pay and short-term versus long-term incentives;

•	caps on performance-based compensation opportunities;

•	incentive programs that include multiple Company-wide financial measures that are quantitative and measurable;

•	time-based and performance-based vesting conditions for long-term equity awards spanning multiple years;

•	compensation recovery (“claw-back”) policies/provisions; and

•	beneficial share ownership requirements.

Executive Compensation Decision Process

Role of the Board and the Compensation Committee

The Compensation Committee regularly reviews our executive compensation program to evaluate its alignment with the strategies and needs of our business, market trends, changes in competitive practices, individual performance, company performance and the interests of our stockholders. Based on this review, the Compensation Committee makes a recommendation to the members of our Board, excluding the Chief Executive Officer, regarding our Chief Executive Officer’s compensation, and approves the compensation of the other Named Executive Officers.

At least annually, the Compensation Committee also assesses the performance of our other Named Executive Officers, taking into consideration our Chief Executive Officer’s evaluation of their individual performance. In general, our Named Executive Officers’ compensation is influenced by their individual performance and market position. The Compensation Committee considers a combination of objective and subjective measures in the overall assessment of each of the Named Executive Officer’s individual accomplishments and contributions to us during the year, including a Named Executive Officer’s individual performance against pre-determined financial, operational or business goals. The Compensation Committee also assesses a Named Executive Officer’s success and progress against strategic objectives or leadership results, which cannot be scored by numeric or formulaic application of measurable criteria.

The members of our Board, excluding the Chief Executive Officer, and the Compensation Committee each conduct their own performance assessment of our Chief Executive Officer, and no management recommendation is made with regard to his or her compensation. The Compensation Committee will review and consider our Board’s evaluation in making its recommendations to the members of our Board, excluding the Chief Executive Officer, regarding the compensation and other terms of employment of our Chief Executive Officer. Our Chief Executive Officer does not participate in the determination of his or her own compensation.

Role of Compensation Consultant

The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. During fiscal 2014, the Compensation Committee retained Compensia, a national compensation consulting firm, as its compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters in fiscal 2014, including:

•	Dr. Su’s compensation package as our President and Chief Executive Officer;

•	the competitiveness of our executive compensation program;

•	the pay levels of our Named Executive Officers;

•	our executive compensation program design, including short- and long-term incentive plan design and pay mix; and

•	Board compensation.

In fiscal 2014, Compensia did not provide any services to or receive any payments from us, except in its capacity as a consultant to the Compensation Committee. In February 2015, the Compensation Committee assessed whether the services provided by Compensia raised any conflicts of interest pursuant to the rules of the SEC and the listing rules of Nasdaq and concluded that the work performed by Compensia did not raise any conflicts of interest.

In the course of its engagement, Compensia attended all meetings of the Compensation Committee and presented its findings and recommendations for discussion. Compensia also consulted frequently with members of the Compensation Committee and also met with senior management to obtain and validate market data, review materials and discuss management’s compensation recommendations.

Role of Management

The Compensation Committee works with members of our management team – our President and Chief Executive Officer, our Senior Vice President and Chief Human Resources Officer, our Senior Vice President, General Counsel and Secretary and our Corporate Vice President, Compensation and Benefits – to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies.

Generally, at the beginning of each year the Chief Executive Officer reviews with the Compensation Committee his or her performance evaluations of each of our other Named Executive Officers and his or her recommendations regarding base salary adjustments, short-term incentive awards, and long-term equity awards for our other Named Executive Officers to ensure that the Compensation Committee’s decision reflect our corporate financial and operational results as well as the performance of each individual. All final decisions regarding the compensation of our Chief Executive Officer are made by the members of our Board (excluding the Chief Executive Officer). All final decisions regarding the compensation of our other Named Executive Officers are made by the Compensation Committee.

While certain members of management attended the meetings of the Compensation Committee and the Board in fiscal 2014 upon invitation, they did not attend either executive sessions or portions of any meetings of the Compensation Committee or the Board where their own executive compensation determinations were made.

Competitive Pay Analysis

Each year, the Compensation Committee reviews the compensation data and pay practices of a custom group of peer companies, in combination with industry-specific compensation survey data, to develop a subjective representation of the “competitive market” with respect to current executive compensation levels and related policies and practices. The Compensation Committee then evaluates how our pay practices and our Named Executive Officers’ compensation levels compare to the competitive market. As part of this evaluation, the Compensation Committee also reviews the performance measures and performance goals generally used within the competitive market to reward performance.

Methodology Used to Perform the Competitive Pay Analysis

In preparation for fiscal 2014, the Compensation Committee requested that Compensia provide a competitive pay analysis for each Named Executive Officer using (i) compensation data developed from publicly available information (as of December 2013) of companies included in a custom peer group (the “2014 Custom Peer Group”) and (ii) compensation data for the companies of similar size and business segments as reported in the Radford Global Technology Survey published by Radford, an Aon Hewitt consulting company.

To develop the 2014 Custom Peer Group, the Compensation Committee reviewed the group of companies comprising the then-existing compensation peer group, with particular reference to their industry and revenues (generally 50 to 200 percent our revenues), in each case based on publicly available information as of September 2013.

Based on the review conducted in October 2013, the Compensation Committee removed Seagate Technology plc, Texas Instruments Incorporated and Western Digital Corporation from the then-existing custom peer group because of their revenues exceeded the desired range and added Lam Research Corporation, LSI Corporation and Vishay Intertechnology, Inc. to the 2014 Custom Peer Group. Our revenues for the four fiscal quarters ending September 28, 2013, would have placed us in approximately the 56th percentile of the 2014 Custom Peer Group based on publicly available information. The Compensation Committee believes that the composition of the 2014 Custom Peer Group reflects an appropriate set of comparator companies for purposes of assessing our executive compensation program.

The Compensation Committee used the 2014 Custom Peer Group competitive pay analysis developed by Compensia as its reference source in analyzing the competitiveness of Named Executive Officers’ compensation.

The companies comprising the 2014 Custom Peer Group are as follows: (1)

Revenue (in millions) ($)
Company Name
Broadcom Corp.	8,303
Micron Technology Inc.	8,193
Corning Inc.	7,980
Applied Materials, Inc.	7,167
Symantec Corporation	6,947
NetApp, Inc.	6,404
SanDisk Corp.	5,632
Harris Corporation	5,112
CA Technologies	4,626
Juniper Networks, Inc.	4,469
NVIDIA Corporation	4,243
Freescale Semiconductor, Ltd.	3,985
Lexmark International Inc.	3,666
Lam Research Corporation	3,599
Marvell Technology Group Ltd.	3,098
KLA-Tencor Corporation	2,843
ON Semiconductor Corp.	2,755
LSI Corporation(2)	2,382
Vishay Intertechnology Inc.	2,255

(1)	Table includes source data compiled from Compensia. Revenue data is based on the last four quarters from September 30, 2013.
(2)	LSI Corporation was acquired by Avago Technologies in May 2014.

Base Salary

The base salary increases during fiscal 2014 were recommended and approved based on market data, individual performance and comparison among internal peers. Factors influencing Mr. Norrod’s new hire base pay included his most recent salary at his former employer, market data and positioning against internal peers. The annual base salaries of our Named Executive Officers as of the beginning and end of fiscal 2014, including any adjustments made during the year, were as follows:

Named Executive Officer	Base Salary as of December 29, 2013 ($)	Base Salary as of December 27, 2014 ($)	Percentage Increase
Lisa T. Su(1)	575,000	850,000	47.8%
Devinder Kumar	500,000	530,000	6.0%
Forrest Norrod(2)	—	530,000	—
Mark D. Papermaster	550,000	550,000	0.0%
John Byrne(3)	455,000	550,000	20.9%
Rory P. Read(4)	1,000,000	1,000,000	0.0%

(1)	Reflects a total increase of 47.8% which was undertaken in two increments during fiscal 2014. A 13.0% increase (from $575,000 to $650,000) was effective on July 1, 2014, in connection with Dr. Su’s appointment to Senior Vice President and Chief Operating Officer, and a subsequent 30.8% increase (from $650,000 to $850,000) was effective October 8, 2014, in connection with her appointment as our President and Chief Executive Officer.
(2)	Mr. Norrod joined us on October 27, 2014.
(3)	Reflects Mr. Byrne’s promotion to Senior Vice President and General Manager, Computing and Graphics Business Group, effective July 1, 2014.
(4)	Mr. Read stepped down as our President and Chief Executive Officer effective October 8, 2014, but continued his employment with us as a non-executive employee at his existing base salary through December 31, 2014, when his employment ended.

Annual Cash Performance Bonuses

Generally, short-term incentives in the form of an annual cash performance bonus are provided to our Named Executive Officers under the EIP. These bonuses are designed to reward, where earned, short-term performance and the achievement of the goals of our annual operating plan.

Under the EIP, the amount of our Named Executive Officers’ annual cash performance bonus is calculated based on (i) each Named Executive Officer’s target annual cash performance bonus opportunity and (ii) our corporate financial performance for the applicable performance period as measured against pre-established performance levels. The financial measures and related performance levels for a given performance period are approved by the Compensation Committee shortly after the commencement of the performance period. Bonuses earned under the EIP are paid in a single lump-sum amount after the end of the fiscal year.

For fiscal 2014, each Named Executive Officer’s annual cash performance bonus under the EIP was determined based on our performance during two semi-annual performance periods: (i) the period beginning December 29, 2013 and ending June 28, 2014 (i.e., the first and second quarters of our fiscal 2014, the “First-Half Performance Period”) and (ii) the period beginning June 29, 2014 and ending December 27, 2014 (i.e., the third and fourth quarters of our fiscal 2014, the “Second-Half Performance Period”). The First-Half Performance Period was weighted at 33% and the Second-Half Performance Period was weighted at 67%, consistent with the seasonality of our annual sales. Even though performance is measured semi-annually, payouts (if any) are made only after the end of the entire year.

The following illustrates how the 2014 annual cash performance bonuses under the EIP were calculated:

The Compensation Committee used the following financial measures and weightings for the First-Half Performance Period and the Second-Half Performance Period to determine the amount of each Named Executive Officer’s 2014 bonus under the EIP:

Financial Measure	Weighting
Adjusted Non-GAAP Net Income	40%
Revenue	25%
Adjusted Non-GAAP Free Cash Flow	20%
Adjusted Non-GAAP Gross Margin	15%

The Compensation Committee believes using non-GAAP basis makes it easier for investors to compare its operating results for current and historical periods and also because the Company believes it assists investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance.

The performance levels for each financial measure were established by the Compensation Committee at the beginning of fiscal 2014, in consultation with senior management. The performance levels were structured to align with our fiscal 2014 financial objectives under our ongoing transformation plan and our annual operating plan. At the time these performance levels were set, the Compensation Committee subjectively believed that the “target” level of performance would be challenging amid a rapidly changing enviroment.

The Compensation Committee chose the measure of adjusted non-GAAP net income because it reflects our bottom-line financial performance or profitability, which the Compensation Committee believes is directly tied to stockholder value creation on a short-term basis.

The Compensation Committee chose revenue as a financial measure because it reflects our top-line growth, which the Compensation Committee believes is a strong indicator of our long-term ability to create stockholder value.

The Compensation Committee chose the measure of adjusted non-GAAP free cash flow because it believes effective cash management is a key component of our transformation plan and our annual operating plan, the successful execution of which should lower indebtedness, increase financial flexibility and ultimately drive growth of stockholder value. In addition, the Compensation Committee believes that the measure avoids artificial deflation of the annual bonus due to unusual items in the performance period and items that are not indicative of operating performance or the underlying performance of our core business.

The Compensation Committee chose adjusted non-GAAP gross margin as a financial measure because it reflects how well we control our production costs and reflects the value of incremental sales.

The following tables set forth (i) the performance targets for each of the financial measures for the First-Half Performance Period and the Second-Half Performance Period and (ii) our actual performance with respect to those financial measures. The threshold, target and maximum levels for the 2014 EIP were determined based upon our annual operating plan and an appropriate acceleration or deceleration above or below target. A steep interpolation exists between the threshold and target level and between the target and maximum level for each measure.

2014 Executive Incentive Plan First-Half Performance Period Performance Levels (in millions, except for percentages)
Financial Measure	Threshold	Target	Maximum	Actual Performance
Adjusted Non-GAAP Net Income	$(5)	$69	$250	$73
Revenue	$2,383	$2,775	$3,300	$2,838
Adjusted Non-GAAP Free Cash Flow	$(450)	$(313)	$(47)	$(252)
Adjusted Non-GAAP Gross Margin	34.0%	35.5%	36.3%	34.7%

2014 Executive Incentive Plan Second-Half Performance Period Performance Levels (in millions, except for percentages)
Financial Measure	Threshold	Target	Maximum	Actual Performance
Adjusted Non-GAAP Net Income	$(5)	$166	$383	$22
Revenue	$2,217	$3,125	$3,800	$2,668
Adjusted Non-GAAP Free Cash Flow	$90	$437	$545	$134
Adjusted Non-GAAP Gross Margin	34.0%	35.5%	36.3%	34.2%

We achieved our financial goals at or above target in the first half of fiscal 2014, other than the adjusted non-GAAP gross margin, which was between threshold and target performance; and, actual performance for the second half of 2014 were generally below target and/or threshold levels of performance. Based on those results, the relevant weighting of each half and the full year performance against our financial goals, management recommended a bonus payout that was lower than the amount that would have otherwise been paid for the year under the EIP. The Compensation Committee agreed with management’s recommendation and approved a 33% bonus payout for fiscal 2014.

Notwithstanding the adjusted non-GAAP net income, revenue, adjusted non-GAAP free cash flow and adjusted non-GAAP gross margin financial measures, funding and payment of any annual cash performance bonus under the EIP was contingent upon our maintaining a cash balance (i.e., cash, cash equivalents and marketable securities) of at least $600 million on the last day of each quarter of fiscal 2014. We exceeded this cash balance on the last day of each quarter of fiscal 2014.

Our “adjusted non-GAAP net income” was calculated by adjusting our GAAP net loss for the applicable performance period for:

(i)	Amortization expenses of acquired identifiable intangible assets in connection with the acquisition of SeaMicro, Inc.

(ii)	Net restructuring and other special charges, primarily consisting of the 2014 workforce reduction that occurred in the fourth quarter of fiscal 2014, site consolidation activities in various locations and the Chief Executive Officer severance charges.

(iii)	Goodwill impairment charges.

(iv)	Workforce rebalancing severance charges.

(v)	Loss on debt redemption.

(vi)	Lower of cost or market inventory adjustment.

(vii)	Net legal settlements.

(viii)	Amounts accrued as of December 27, 2014 for fiscal 2014 employee bonuses under the EIP and Annual Incentive Plan.

Our “revenue” was calculated as our GAAP net revenue for the applicable performance period.

Our “adjusted non-GAAP free cash flow” was calculated by adjusting our GAAP net cash provided by (used in) operating activities for the applicable performance period for:

(i)	Purchase of property, plant and equipment.

(ii)	Cash payments for fiscal 2013 employee bonuses under the EIP and Annual Incentive Plan, which were paid in March 2014.

Our “adjusted non-GAAP gross margin” was calculated as our GAAP gross margin for the applicable performance period, adjusted for lower of cost or market inventory adjustment.

The 2014 EIP bonus amounts for each Named Executive Officer are set forth below:

Named Executive Officer	2014 EIP Bonus Calculation
	Prorated Base Salary During Fiscal 2014	Target Bonus Opportunity	2014 EIP Performance Factor(1)	2014 EIP Bonus
Lisa T. Su(2)	$657,115	114.4%	33.0%	$248,135
Devinder Kumar(3)	$515,000	100.0%		$169,950
Forrest Norrod(4)	$91,731	100.0%		$30,271
Mark D. Papermaster	$550,000	100.0%		$181,500
John Byrne(5)	$502,500	100.0%		$165,825
Rory P. Read(6)	$1,000,000	150.0%		$495,000

(1)	The 2014 Performance Factor was reduced to 33.0% by the Compensation Committee based on management’s recommendation. The EIP formula for fiscal 2014 actually yielded a higher Performance Factor.
(2)	Pursuant to the terms of her employment agreement, Dr. Su’s target bonus opportunity is 100% of her base salary through October 7, 2014 and 150% of her base salary from October 8, 2014 through December 27, 2014. Target Bonus Opportunity reflects prorated percentage, rounded to the nearest decimal.
(3)	Mr. Kumar’s base salary was increased from $500,000 to $530,000 effective July 1, 2014.
(4)	Mr. Norrod joined us on October 27, 2014.
(5)	Mr. Byrne’s base salary was increased from $455,000 to $550,000 effective July 1, 2014.
(6)	Mr. Read will not receive an annual cash performance bonus under the EIP for fiscal 2014 because he was not employed by us on the date on which EIP bonuses will be paid. Pursuant to the terms of his Transition, Separation Agreement and Release, however, we agreed to pay Mr. Read an amount equal to the bonus he would have received under the EIP had he remained employed by us through the date of payment. The calculations are provided solely to demonstrate how the amount of this separation payment was calculated.

The Compensation Committee reviews and certifies our level of achievement for each performance measure before any payments are made. This review and certification is generally performed at the first regularly scheduled Compensation Committee meeting following the end of the year with any payout of the annual cash performance bonus occurring in March 2015. Under the terms of the EIP, the Compensation Committee has the authority to reduce any Named Executive Officer’s annual cash performance bonus prior to payment. For 2014, the Compensation Committee did not exercise this authority in connection with any of our Named Executive Officers.

Long-Term Equity Awards

We believe that long-term equity awards provide a strong alignment between the interests of our Named Executive Officers and our stockholders. The Compensation Committee generally seeks to provide equity award opportunities that are consistent with our compensation philosophy, with the potential for larger payments for exceptional financial performance. The Compensation Committee also believes that long-term equity awards are an essential tool in promoting executive retention.

In August 2014, the Compensation Committee approved annual equity awards to each of Dr. Su and Messrs. Read, Kumar, Papermaster and Byrne. In October 2014, the Compensation Committee approved an additional annual equity award and a one-time promotional equity award to Dr. Su in connection with her appointment as our President and Chief Executive Officer. These annual and promotional equity awards were comprised of 50% PRSUs, 25% RSUs and 25% stock options (for Dr. Su, these exclude the Excess Awards and include the Replacement Awards, as discussed in more detail below).

2014 PRSU Awards.  All of the PRSUs awarded to our Named Executive Officers in fiscal 2014 (“2014 PRSUs”) provide for a payout (if any) at the end of the performance period ranging from 0% to 200% of the target number of shares covered by the award (the “Target Shares”) depending on (i) our adjusted non-GAAP operating income plus interest expense and (ii) our total stockholder return (“TSR”) relative to the TSRs of the companies comprising the S&P 500 IT Sector, in each case over the two-year performance period beginning January 1, 2014 and ending December 31, 2015. The Compensation Committee chose these performance measures because it believes they are strong indicators of our performance against internal financial targets and external comparison to industry peers’ stockholder return. We lengthened the duration of the performance period for the 2014 PRSUs to two years, as compared to an 18-month performance period for the 2013 PRSUs, both in response to stockholder comments regarding the duration of the 2013 PRSU performance period and to further promote retention.

The threshold, target and maximum performance levels for the adjusted non-GAAP operating income plus interest expense measure were established at the inception of the award. At the end of the performance period, the initial number of shares will vary between 0% of the Target Shares, if performance is below the threshold level, and 160% of the Target Shares, if performance is at or above the maximum level. For performance between the threshold level and maximum level, a proportionate percentage between 60% and 160% is applied to the Target Shares based on relative performance between the threshold and maximum levels. We are not disclosing specific threshold, target and maximum performance levels used in this calculation because we believe such disclosure would cause us competitive harm, and we consider this information to be confidential business information. We believe that the target level is reasonably challenging to achieve, while the threshold level is more likely to be achieved and the maximum level more difficult to achieve as the threshold, target and maximum levels are aligned with our annual operating plan.

The number of shares earnable from the adjusted non-GAAP operating income plus interest expense financial performance measure is then adjusted based on our TSR relative to the TSRs of the companies comprising the S&P 500 IT Sector over the performance period. If our TSR for the performance period is at or below the 25th percentile, then actual number of shares earned will be 75% of the number of shares earnable from the financial performance measure. If our TSR for the performance period is at or above the 75th percentile, then the actual number of shares earned will be 125% of the number of shares earnable from the financial performance measure. If our TSR for the performance period is above the 25th percentile and below the 75th percentile, a proportionate adjustment between 75% and 125% is applied to the number of shares earnable from the financial performance measure based on relative performance between the 25th and 75th percentile.

Fifty percent of the actual number of shares earned will be settled on December 31, 2015 and the remaining 50% will be settled on December 31, 2016, in each case generally subject to the Named Executive Officer’s continued employment with us through each settlement date, unless the Named Executive Officer’s employment agreement or other agreement with us provides otherwise.

2013 PRSU Awards.  As set forth in the table below, based on our performance over the 18-month performance period ended December 31, 2014, the Compensation Committee determined that 37.5% of the target number of shares subject to the 2013 PRSUs had been earned.

2013 PRSU Awards Performance Results (in millions, except for percentages)
Performance Factor	Threshold =0.4x	Target =1.0x	Maximum =1.6x	Actual Performance
Non-GAAP Operating Income plus Interest Expense	112	273	441	140
Performance Level Percentage Per Actual Performance (rounded actual performance compared to target: $140 million/$273 million)				50%
Relative TSR During Performance Period				Below 25th Percentile
Performance Level Percentage Per Relative TSR During Performance Period				75%
Percent of Target Shares Earned Subject to Vesting: 50% x 75% = 37.5%				37.5%

Half of the actual number of shares earned under the 2013 PRSUs will be settled on June 30, 2015 and the remaining half of the shares will be settled on June 30, 2016, in each case subject to the Named Executive Officer’s continued employment with us through each settlement date, unless the Named Executive Officer’s employment agreement or other agreement with us provides otherwise.

Stock Options.  The stock options are intended to align our Named Executive Officers’ interests with our stockholders’ interests, because they will not realize any financial benefit from these awards unless our stock price appreciates over the option term. The stock options have an exercise price equal to 100% of the fair market value of our common stock on the grant date. The stock options vest over three years, 33 1⁄3% on or about the first anniversary of the grant date (or such later date as may be selected by the Compensation Committee) and thereafter 8 1⁄3% per quarter for the next following eight quarters, subject to the Named Executive Officer’s continued employment with us through each vesting date (unless a Named Executive Officer’s employment agreement or other agreement with us provides otherwise). The service vesting requirements are designed to act as a retention device. The stock options expire seven years after the grant date.

RSUs. The RSUs are intended to encourage executive retention, manage share dilution, recognize individual performance and align the Named Executive Officers’ interests with our stockholders’ interests, because the value of the awards is tied to the market value of our common stock. Excluding certain RSUs awarded to Mr. Norrod as part of his new hire compensation package (discussed below), all of the RSUs awarded to our Named Executive Officers in fiscal 2014 vest in three equal tranches over three years, subject to the Named Executive Officer’s continued employment with us through each vesting date (unless a Named Executive Officer’s employment agreement or other agreement with us provides otherwise). The service vesting requirements are designed to act as a retention device.

Aggregate Target Value of Equity Award Grants.  The Compensation Committee set the aggregate target value for the fiscal 2014 annual equity awards granted to each Named Executive Officer consistent with the target range of the competitive market data compiled by Compensia. When making its long-term equity award decisions for fiscal 2014, the Compensation Committee reviewed data showing the potential realizable value of each Named Executive Officer’s existing equity holdings. Additionally, in approving the fiscal 2014 equity awards for our Named Executive Officers, the Compensation Committee considered executive retention objectives and continuity within senior management and the following high level corporate goals: achieve 2014 annual operating plan (revenue, gross margin, operating expense and operating income), execute industry leading roadmap and meet customer commitments. The achievement of these high level goals drives the overall Company strategy and subsequently, the attainment of the performance metrics in the annual long- term incentive plan.

The aggregate target value of the fiscal 2014 annual equity awards granted to each Named Executive Officer in August 2014 was converted into a mix of PRSUs, RSUs, and stock options. The number of PRSU shares were determined by dividing one-half of the aggregate target value by $4.10 (as applicable, the “2014 Annual Grant Conversion Price”). We opted to utilize an adjusted 30-day average conversion price of the company’s common stock through the grant date. This action provided us the flexibility in converting shares in order to manage both equity compensation expense and dilution. The number of shares of our common stock subject to the RSUs was determined by dividing one-quarter of the aggregate target value by the 2014 Annual Grant Conversion Price, and the number of shares of our common stock subject to the stock options determined by dividing one-quarter of the aggregate target value by the 2014 Annual Conversion Price and multiplying that by 38.86%, our then-current binomial discount factor. For awards associated with Dr. Su’s promotion and appointment as our CEO, the $2.87 grant conversion price was used. This was established using the volume-weighted average price (VWAP) of the Company’s common stock for the 30 day period ending on October 30, 2014. The target numbers of PRSUs and RSUs were calculated as the quotient obtained by dividing the applicable award values by the said grant conversion price. The number of stock options shares was determined by dividing the stock option award value by the grant conversion price and the then-current binomial factor of 38.86%.

We follow Financial Accounting Standard Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”) for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our Named Executive Officers may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their share-based compensation awards in their income statements over the period that a recipient is required to render service in exchange for the option or other award.

See the “2014 Summary Compensation Table” and the “Grants of Plan-Based Awards in 2014” table below for more information on the equity awards that we granted to our Named Executive Officers in fiscal 2014.

Dr. Su’s Employment Agreement

In October 2014, we entered into an “at-will” employment agreement with Dr. Su in connection with her appointment as our President and Chief Executive Officer. The terms and conditions of Dr. Su’s employment agreement, which were approved by the members of our Board, excluding the Chief Executive Officer, were the result of arms-length negotiations between Dr. Su and the Compensation Committee. The key compensation terms of Dr. Su’s employment agreement are as follows:

•	Base Salary and Target Bonus. Dr. Su’s employment agreement provides her an annual base salary of $850,000 and a target annual cash performance bonus opportunity equal to 150% of base salary (pro-rated for fiscal 2014 for the portion of the year following her appointment).

•	Long-Term Equity Awards. Dr. Su’s employment agreement provides for an equity award for fiscal 2014 with a target value of $5 million and a one-time promotional equity award with a target value of $2 million. These equity awards were initially granted in October 2014 and each award was comprised of a mix of 50% PRSUs, 25% stock options and 25% RSUs based on the target value of the award.

On November 24, 2014, we received notice of a stockholder derivative action filed in Delaware on the grounds that we had granted equity awards to Dr. Su during calendar year 2014 in excess of the per calendar year individual share limit under our 2004 Plan. Rather than litigate this technical issue, we believed that resolving this technicality quickly was a better solution for us and our stockholders. In light of this determination, on December 26, 2014, the Board, including the members of the Compensation Committee, voided and rescinded the PRSU awards granted to Dr. Su on October 31, 2014 and August 12, 2014, and a portion of the RSU award granted to her on October 31, 2014 (collectively, the “Excess Awards”).

At the time the Board determined to void and rescind the Excess Awards, the Board also determined that the total compensation package provided for in Dr. Su’s employment agreement, including the equity compensation, was appropriate, reasonable and aligned with our stockholders’ interests. Having reaffirmed that the compensation we agreed to provide Dr. Su was appropriate and reasonable, the Board determined that we should return Dr. Su’s equity compensation to the level it should have been at the earliest practicable opportunity subject to applicable law and the terms of the 2004 Plan. As a result, on February 11, 2015, the Board approved a PRSU award covering a target number of 1,475,000 shares and a RSU award covering 50,000 shares to Dr. Su. We expect the Board to grant an additional PRSU award to Dr. Su covering a target number of 230,364 shares to return her equity compensation to the level it should have been before her Excess Awards were voided and rescinded (any such award, together with the February 2015 awards, the “Replacement Awards”). The Replacement Awards have (or will have, in the case of the Replacement Award yet to be granted) the same grant date and grant date fair values as the corresponding Excess Awards for purposes of ASC Topic 718.

•	Severance. Pursuant to Dr. Su’s employment agreement, Dr. Su is eligible to receive severance payments and benefits that are payable upon (i) an involuntary termination of employment without cause or constructive termination and (ii) an involuntary termination of employment without cause or constructive termination within 24 months following a change of control, in either case subject to Dr. Su’s execution of a full release of claims against the Company. For a detailed description of these payments and benefits, see “Severance and Change in Control Arrangements,” below.

•	Employment Covenants. Pursuant to her employment agreement, Dr. Su is subject to a confidentiality covenant, a non-disparagement covenant, an 18-month non-compete covenant and a non-solicitation covenant (18 months for our customers and clients and two years for our personnel).

Mr. Read’s Transition, Separation Agreement and Release

We entered into a Transition, Separation Agreement and Release with Mr. Read on October 8, 2014, in connection with his stepping down as our President and Chief Executive Officer. Mr. Read remained with us as a non-executive employee until his actual separation date of December 31, 2014. Pursuant to the separation agreement, Mr. Read continued to receive his base salary at his then current rate of $1 million per year through December 31, 2014, and received a one-time severance payment in the amount of $5 million (in accordance with the terms of the employment agreement he executed in August 2011) and payment for COBRA medical insurance premiums for up to 12 months following his separation date. The $5 million one-time severance payment is calculated as the sum of two times his annual base salary plus two times his target annual bonus under the EIP plan. In addition, pursuant to the separation agreement, Mr. Read will receive a lump sum cash payment in the amount of the annual cash performance bonus that he would have earned with respect to fiscal 2014 under the terms of the EIP had he been employed by us on the date EIP bonuses were paid. The Compensation Committee calculated that amount to be $495,000, which will be paid to Mr. Read in March 2015. Further discussion of how this amount was determined is provided above under “—Compensation Philosophy, Practices and Program Design Inputs—Annual Cash Performance Bonuses.”

The separation agreement also accelerated vesting of (a) the 1,673,766 stock options granted on June 15, 2012 and July 22, 2013 and 764,939 of the 1,019,921 stock options granted on August 12, 2014 and (b) the 678,207 RSUs granted on June 15, 2012 and July 22, 2013 and 264,227 of the 396,341 RSUs granted on August 12, 2014, in accordance with the terms of the employment agreement he executed in August 2011. In addition, Mr. Read was deemed to have satisfied any continued service requirements related to the vesting of the PRSUs granted on June 15, 2012, July 22, 2013 and August 12, 2014, representing, at target, an aggregate of 2,149,096 shares of our common stock, in accordance with the terms of the employment agreement he executed in August 2011. Each of these PRSUs will be earned or forfeited by Mr. Read depending on our actual performance for the applicable performance period, consistent with the terms of the applicable award agreement.

Pursuant to the separation agreement, Mr. Read is subject to a confidentiality covenant, a non-disparagement covenant, a two-year non-compete covenant, a two-year non-solicitation covenant and a cooperation covenant. In consideration of the separation benefits payable under his separation agreement, Mr. Read agreed to release us from all claims and liabilities under federal and state laws arising prior to his separation date.

Mr. Norrod’s Offer Letter

In connection with his appointment as our Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group, we entered into an offer letter with Mr. Norrod, the terms of which were approved by the Compensation Committee. Mr. Norrod’s offer letter provides the following:

•	An initial annual base salary of $530,000 and a target annual cash performance bonus opportunity under the EIP of 100% of base salary, pro-rated for fiscal 2014;

•	A $900,000 sign-on bonus that must be repaid if he leaves within one year of his hire date;

•	An initial new hire award of restricted stock units with a target value of $1 million that vests in two equal annual installments assuming his continuing employment with us through each vesting date;

•	An annual long-term equity award having a target value of $2,000,000, consisting of a mix of (i) 25% RSUs that vest over three years, (ii) 50% PRSUs tied to performance metrics as approved by the Compensation Committee, and (ii) 25% stock options that vest over three years.

In February 2015, the Compensation Committee set the performance goals applicable to Mr. Norrod’s PRSU award. Mr. Norrod may earn between 0% and 150% of the target number of PRSUs covered by the award depending on the fiscal 2015 fiscal performance of our Enterprise, Embedded and Semi-Custom Business Group, as measured against the performance targets established by the Compensation Committee. One-half of the earned PRSUs will vest upon certification of performance following the close of our 2015 fiscal year and the remaining 50% will vest on January 31, 2017, subject to Mr. Norrod’s employment with us through each settlement date. We believe that the performance goals, while achievable, require superior performance.

Special Retention Award

While the Compensation Committee’s focus is on pay for performance, during transformational periods, such as our current multi-year strategy to reshape the company, the Compensation Committee may believe it necessary and in the best interests of the company to grant a special equity and/or cash retention award to encourage retention of key talent in leadership and critical R&D positions.

In October 2014, the Compensation Committee granted a special retention award to Mr. Byrne consisting of a performance-based cash retention award of $1 million and a PRSU award with a target value of $1 million. This award was designed to retain Mr. Byrne for at least two years and encourage him to remain fully committed and engaged in the execution of our multi-year strategy to reshape the company.

The performance-based cash retention award is payable in two tranches. One-half of the award is payable on the first regular payroll date after September 30, 2015, and the remainder will be paid on the first regular payroll date after September 30, 2016, in each case provided Mr. Byrne remains employed through each vesting date. The award will accelerate and be paid on the first regular payroll date after such acceleration if Mr. Byrne is involuntarily terminated by the Company other than for cause and if certain other conditions are met.

The PRSU award will only be earned to the extent certain pre-determined performance conditions are met. One-half of the earned PRSUs will be settled on September 30, 2015, and the remainder will be settled on September 30, 2016, in each case provided Mr. Byrne remains in employment through each vesting date. The PRSUs will accelerate and vest immediately if Mr. Byrne is involuntarily terminated by the Company other than for cause and if certain other conditions are met. We are not disclosing specific performance conditions applicable to this award because we believe such disclosure would cause us competitive harm, and we consider this information to be confidential business information.

We expect both the retention cash award and PRSU award will be forfeited by Mr. Byrne on March 31, 2015, when his employment with us will end.

Deferred Compensation

In fiscal 2014, our Named Executive Officers were eligible to participate in our Deferred Income Account Plan (the “DIA”). Participation in the DIA is intended to assist our Named Executive Officers in their retirement planning as well as to restore Company contributions that are lost due to IRS limits applicable to contributions in our Section 401(k) plan. The Compensation Committee believes the opportunity to defer compensation is a competitive benefit that enhances our ability to attract and retain talented executives while building plan participants’ long-term commitment to the Company. For further information about the DIA, see “2014 Nonqualified Deferred Compensation” below.

Health, Welfare and Other Personal Benefits (Perquisites)

In fiscal 2014, a broad population of our U.S. employees, including our Named Executive Officers, were eligible to receive the following health, welfare and other personal benefits:

•	participation in our U.S. benefit programs, including our Section 401(k) plan, health care coverage, paid time-off and paid holidays;

•	matching contributions under our Section 401(k) plan, which were equal to 75% of an employee’s annual contribution, up to the first 6% of compensation deferred under the plan; and

•	patent awards, if earned.

In addition to the above, our Named Executive Officers were eligible to receive an annual physical examination and executive life insurance.

We also provide for air and other travel for our Named Executive Officers for business purposes only, which may include air travel on aircraft chartered by us. From time to time, we may request that a Named Executive Officer’s spouse, significant other, or dependent (an “invitee”) accompany the Named Executive Officer on such business-related travel. Occasionally, invitees may ride along on Company-chartered aircraft for personal reasons when the aircraft is already traveling to a specific destination for a business reason, the travel does not result in any significant incremental cost to us, and the Named Executive Officer pays us an amount equal to the economy fare of the most directly comparable commercial aircraft flight plus any incremental cost incurred by us. No tax protection is provided to a Named Executive Officer related to his or her invitee’s use of Company-chartered aircraft or Company-provided travel, whether or not the invitee’s travel is at our request for business purposes.

The health, welfare and other personal benefits described above are intended to be part of a competitive overall compensation program and help attract and retain executive talent.

For further information regarding the health, welfare and other personal benefits received by our Named Executive Officers during fiscal 2014, see the “2014 Summary Compensation Table” below.

Change in Control Agreements and Other Change in Control Arrangements

Any payments and benefits for Dr. Su in the event of her termination of employment in connection with a change in control of us are set forth in her employment agreement, the terms of which were the result of arms-length negotiations between Dr. Su and the Compensation Committee. Except for Mr. Read, each of the other Named Executive Officers is party to a change in control agreement with us. These arrangements are designed to encourage the Named Executive Officers’ continued services in the event of a potential change in control of us and to allow for a smooth leadership transition upon such a change in control. In addition, these arrangements are intended to provide incentives to our Named Executive Officers to effectively execute the directives of the Board, even in the event that such actions may result in the elimination of a Named Executive Officer’s position.

Under the terms and conditions of these arrangements and agreements, a Named Executive Officer is eligible to receive certain specified compensatory payments and benefits only if (i) a “change in control” of us occurs and (ii) the Named Executive Officer’s employment is terminated or the Named Executive Officer is constructively discharged within two years of the change in control. The Compensation Committee believes this structure strikes a balance between our incentive arrangements and our executive hiring and retention objectives without providing “windfall” payments and benefits to any Named Executive Officers who continue employment with an acquiring entity following a change in control of us.

For a detailed description of the payments and benefits under these arrangements and agreements payable to our Named Executive Officers, see “Severance and Change in Control Arrangements” below.

Severance and Separation Arrangements

Any severance payable to Dr. Su is governed solely by her employment agreement, the terms of which were the result of arms-length negotiations between Dr. Su and the Compensation Committee. Under her employment agreement, Dr. Su is eligible to receive certain specified payments and benefits in the event that her employment is involuntarily terminated. The Compensation Committee believes that the severance payable to Dr. Su pursuant to her employment agreement is reasonable and competitive and provides a level of transition assistance in the event of her involuntary termination with the goal of keeping her focused on our business rather than her personal circumstances.

With the exception of Dr. Su and Mr. Read, all of our other Named Executive Officers participate in our Executive Severance Plan for Senior Vice Presidents (the “SVP Severance Plan”). The SVP Severance Plan is designed to provide uniform treatment in the event of an involuntary termination of employment of our U.S. senior executives (except Dr. Su and Mr. Read) and to provide a level of transition assistance in such instances with the goal of keeping these senior executives focused on our business rather than their personal circumstances. A Named Executive Officer is not eligible to receive severance payments and benefits under the SVP Severance Plan if he or she receives severance payments and benefits in connection with a change in control pursuant to his or her change in control agreement. Although the majority of each of these Named Executive Officer’s fiscal 2014 target total direct compensation opportunity is performance-based and contingent upon achievement of our financial goals or our stock price performance, the Compensation Committee believes that the SVP Severance Plan provides the covered executives important protections and promotes our objectives of attracting and retaining executive talent.

Mr. Read was entitled to receive separation payments and benefits under his Transition, Separation Agreement and Release, which we entered into with him in October 2014 in connection with his stepping down as our President and Chief Executive Officer.

For a detailed description of the severance and separation payments and benefits payable to our Named Executive Officers, see “Severance and Change in Control Arrangements” below, and “—Mr. Read’s Transition, Separation Agreement and Release” above.

Other Compensation Policies

Compensation Recovery

Our Worldwide Standards of Business Conduct provide that we may pursue all remedies available under applicable law to recover any incentive-based or other compensation (including equity awards) paid or granted to our employees or agents if we are required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting laws.

In addition, each stock option, RSU and PRSU awarded since May 2010 to an employee at or above the level of senior vice president (which includes our Named Executive Officers) has included a compensation recovery (“claw-back”) provision. The claw-back provides the Compensation Committee with the right to recover all or a portion of the compensation attributable to the award if the employee’s direct involvement with fraud, misconduct, or his or her gross negligence contributes to or results in us being required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws. The claw-back does not apply to any award awarded more than 18 months prior to the date of the first public issuance or SEC filing of the financial document embodying the reporting requirement. The Compensation Committee may exercise this claw-back right by cancelation, forfeiture, repayment, or disgorgement of profits realized by the employee from the sale of our securities.

We continue to monitor the rulemaking activities of the SEC and Nasdaq with respect to the development, implementation and disclosure of compensation recovery provisions/policies. We expect to revise our compensation recovery provisions/policies in the future if and as required by applicable law.

Stock Ownership Requirements

Our stock ownership requirements are designed to increase our Named Executive Officers’ stakes in us and to align their interests more closely with those of our stockholders.

The guidelines provide that on or before the Ownership Achievement Date (defined below), the President and/or Chief Executive Officer should attain an investment position in our common stock equal to three-times his or her base salary, and our other Named Executive Officers should attain an investment position equal to one-and-one-half times their base salary.

Shares of our common stock counted toward the minimum stock ownership requirements include any shares held directly or indirectly by an executive officer and shares underlying vested but unexercised stock options, with 50% of the in-the-money value or shares (as applicable) of such stock options being used for this calculation.

The “Ownership Achievement Date” is the later of October 2016 or five years from first appointment as an executive officer. In the case of an existing executive officer being appointed as our Chief Executive Officer, the “Ownership Achievement Date” is based on five years from the date of such appointment.

As of December 27, 2014, each of our Named Executive Officers was on target to comply with his or her applicable stock ownership requirement by the Ownership Achievement Date.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to our Chief Executive Officer and each of our three other most highly compensated executive officers (other than our Chief Financial Officer) in any taxable year. Generally, remuneration in excess of $1 million may only be deducted if it is “performance-based compensation” within the meaning of the Code.

The Compensation Committee believes that, in establishing the cash and equity incentive compensation plans and arrangements for our executive officers, the potential deductibility of the compensation payable under those plans and arrangements should be only one of the relevant factors taken into consideration. For that reason, the Compensation Committee may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash incentive awards or equity incentive awards, which may not be deductible by reason of Section 162(m) or other provisions of the Code.

The Compensation Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the individuals essential to our financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

2015 Compensation Actions

For the reasons discussed below, so far in fiscal 2015 the Compensation Committee has made the following additional changes to our executive compensation program:

•	In January 2015, the Compensation Committee granted special retention RSU awards to Messrs. Kumar and Papermaster. These special retention RSU awards are intended to promote continuity and stability in our senior leadership team over the next 24 to 36 months and encourages Messrs. Kumar and Papermaster to remain fully committed and engaged in the execution of our multi-year strategy to reshape the company. Mr. Kumar’s special retention RSU award covers 384,467 shares and Mr. Papermaster’s special retention RSU award covers 576,701 shares. These awards will vest 33% on January 15, 2017 and 67% on January 15, 2018, in each case subject to continued employment through the applicable vesting dates.

•	As discussed under “—Compensation Philosophy, Practices and Program Design Inputs—Dr. Su’s Employment Agreement,” on February 12, 2015, the Board approved a PRSU award covering a target number of 1,475,000 shares and a RSU award covering 50,000 shares to Dr. Su. These awards are intended to partially restore Dr. Su’s equity compensation to the level it should have been before the Excess Awards were voided and rescinded. The Board intends to return the remaining Excess Awards, consisting of a PRSU award covering a target number of 230,364 shares, to Dr. Su at or near the earliest practicable opportunity available to the Company, subject to law and the terms of the 2004 Plan.

•	On March 5, 2015, the Compensation Committee adopted an annual performance period for the fiscal 2015 EIP and selected adjusted non-GAAP net income (weighted 50%), revenue (weighted 25%) and adjusted non-GAAP free cash flow (weighted 25%) as the EIP performance measures and weightings for 2015.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE

John E. Caldwell, Chair

Nora M. Denzel

Nicholas M. Donofrio

COMPENSATION POLICIES AND PRACTICES

The Compensation Committee reviewed our compensation policies and practices for employees generally and concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

In reaching this conclusion, the Compensation Committee, with the assistance of management, assessed our executive and broad-based compensation and benefits programs to determine if any of them created undesired or excessive risks of a material nature. The assessment included (i) a review of our compensation policies and practices for employees generally, (ii) identification of the risks that could result from such policies and practices, (iii) identification of the risk mitigators and controls, and (iv) analysis of the potential risks against the risk mitigators and controls and our business strategy and objectives. Although the Compensation Committee reviewed all of our compensation programs, the Compensation Committee focused on the programs that have variability of payout and in which employees could directly affect the payout of incentives. These programs included the EIP, Annual Incentive Plan, Sales Incentive Plan and 2004 Plan.

In performing the assessment and reaching its conclusion, the Compensation Committee noted the following factors that the Compensation Committee believes may reduce the likelihood of undesired or excessive risk-taking:

•	Our overall compensation levels are competitive with the market.

•	Our compensation practices and policies appropriately balance base pay versus variable pay and short-term versus long-term incentives.

•	Although the EIP, Annual Incentive Plan and Sales Incentive Plan have variability of payout, the Compensation Committee believes that any potential risks associated with such plans are controlled or mitigated by one or more of the following: (i) the performance goals being multi-dimensional (i.e., adjusted non-GAAP net income, adjusted non-GAAP free cash flow, revenue and adjusted non-GAAP gross margin), thereby increasing the range of performance over which incentives are paid, (ii) the performance goals being aligned with our transformation plan and business objectives and being quantitative financial measures, (iii) the use of sliding payout scales, with the payouts in certain instances being linearly interpolated for performance falling between the performance levels set by the Compensation Committee, (iv) the ability of the Compensation Committee and/or management to exercise discretion to reduce payouts, (v) the existence of multiple internal controls and approval processes that are intended to prevent manipulation of outcomes by any employee, including the Named Executive Officers, and (vi) the incentive opportunities being capped.

•	Although the grant of equity awards under the 2004 Plan could incentivize our employees to, among other things, focus on increasing our short-term stock price rather than the creation of stockholder value, the Compensation Committee believes that potential risks are controlled or mitigated by one or more of the following: (i) awarding a combination of PRSUs, RSUs and stock options, (ii) the performance goals of the PRSUs being multi-dimensional (i.e., our non-GAAP operating income plus interest expense and our TSR), a PRSU performance period of two-years and vesting of PRSUs occurring over a one-year period following the end of the performance period, (ii) the vesting provisions of stock options and RSUs occurring over multi-year periods, (iv) caps on performance-based compensation opportunities, and (v) our stock ownership guidelines for our executive officers. In addition, we prohibit our employees, including Named Executive Officers, from engaging in hedging transactions in our securities.

•	We have implemented claw-back provisions and policies, as described in more detail in “Compensation Discussion and Analysis” above.

EXECUTIVE COMPENSATION

The following table shows, for fiscal 2014, fiscal 2013 and fiscal 2012, the compensation for the individuals serving as our Chief Executive Officer and Chief Financial Officer and our three most highly compensated executive officers (other than our Chief Executive Officer and Chief Financial Officer) who were serving as executive officers at the end of fiscal 2014.

For information on the role of each compensation component within the total compensation packages of the Named Executive Officers, see “Compensation Discussion and Analysis—2014 Executive Compensation Program.”

2014 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(i)	(j)
Lisa T. Su(6)
President and Chief Executive Officer	2014	656,823	300,000	7,821,727	(7)	2,707,576	248,135	13,811	11,748,072 (7)
	2013	574,995	0	2,239,146		486,896	270,250	20,121	3,591,408
	2012	572,784	225,000	2,844,877		2,004,874	286,875	77,036	6,011,446
Rory P. Read(8)
Former President and Chief Executive Officer	2014	1,000,002	0	5,073,165		1,617,085	0	39,293	7,729,545
	2013	1,000,002	0	4,891,250		1,582,411	705,000	32,827	8,211,490
	2012	1,000,002	0	3,744,848		1,596,407	568,500	388,571	7,298,328
Devinder Kumar
Senior Vice President and Chief Financial Officer	2014	514,882	0	1,560,973		497,563	169,950	23,452	2,766,820
	2013	508,875	0	2,180,593		1,265,966	235,000	23,609	4,214,043
	2012	423,689	125,000	288,059		122,801	153,495	19,060	1,132,104
Forrest E. Norrod(9)
Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group	2014	91,732	900,000	1,432,814		477,612	30,271	253	2,932,682

Mark D. Papermaster
Chief Technology Officer and Senior Vice President—Technology and Engineering	2014	549,994	225,000	1,951,219		621,955	181,500	17,057	3,546,725
	2013	549,994	0	1,905,106		438,205	258,500	19,746	3,171,551
	2012	549,994	0	1,152,260		491,202	208,450	54,712	2,456,618
John Byrne(10)
Senior Vice President and General Manager, Computing and Graphic Business Group	2014	506,362	225,000	2,723,406		621,955	165,825	14,308	4,256,856
	2013	455,000	233,600	1,905,106		438,205	213,850	26,226	3,271,987
	2012	392,175	233,600	1,215,575		624,505	212,418	21,811	2,700,084

(1)	For fiscal 2014, amounts represent (i) retention bonus payments of $300,000, $225,000 and $225,000 for Dr. Su and Messrs. Papermaster and Byrne, respectively, which represent the first half of the retention bonuses originally granted to them in January 2013 and (ii) a $900,000 sign-on bonus for Mr. Norrod.

(2)	Amounts represent the aggregate grant date fair value of the RSUs granted in the year indicated computed in accordance with ASC Topic 718, except no assumptions for forfeiture were included. For a discussion of the assumptions made in the valuations reflected in this column, see Note 13 of the Notes to Consolidated Financial Statements in our Annual Report. In addition, for fiscal 2014, the amounts shown include the grant date fair value of the target number of PRSUs awarded in fiscal 2014 to each Named Executive Officer, as set forth in the table below. The grant date fair value of the PRSUs is determined using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718, except no assumptions for forfeitures were included.

Named Executive Officer	Grant Date		Shares Underlying PRSUs at Target (#)	Grant Date Fair Value at Target ($)	Shares Underlying PRSUs at Maximum (#)	Grant Date Fair Value at Maximum ($)
Lisa T. Su	8/12/2014	(11)	487,804	2,126,825	975,608	4,253,650
Lisa T. Su	10/31/2014	(11)	1,217,560	2,995,198	2,435,120	5,990,396
Rory P. Read	8/12/2014		792,682	3,456,094	1,585,364	6,912,188
Devinder Kumar	8/12/2014		243,902	1,063,413	487,804	2,126,826
Mark Papermaster	8/12/2014		304,878	1,329,268	609,756	2,658,536
John Byrne	8/12/2014		304,878	1,329,268	609,756	2,658,536
John Byrne	10/15/2014		295,857	772,187

(3)	Amounts represent the aggregate grant date fair value of option awards granted in the year indicated computed in accordance with ASC Topic 718, except no assumptions for forfeiture were included. For a discussion of the assumptions made in the valuations reflected in this column, see Note 13 of the Notes to Consolidated Financial Statements in our Annual Report.
(4)	Amounts represent cash performance bonuses paid under the EIP for fiscal 2014. See “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Annual Cash Performance Bonuses” above for more information about these payments, including the pre-established financial measures under the EIP.
(5)	For fiscal 2014, amounts represent the following:

Name	Matching Contributions to 401(k)	Life Insurance Premiums Paid By Company	Spousal Travel at Company Request(12)	Gift of Personal Property(13)	Company Contribution Under Deferred Income Account Plan	Total
Lisa T. Su	11,700	2,111	0	0	0	13,811
Rory P. Read	11,700	2,484	24,317	792	0	39,293
Devinder Kumar	11,700	1,317	0	0	10,435	23,452
Forrest E. Norrod	0	253	0	0	0	253
Mark D. Papermaster	11,700	1,366	3,991	0	0	17,057
John Byrne	11,700	1,366	1,242	0	0	14,308

(6)	Dr. Su joined us in January 2012 and was promoted to President and Chief Executive Officer effective October 8, 2014.
(7)	Amount includes the aggregate grant date fair value of PRSUs and RSUs granted to Dr. Su on August 12, 2014 and October 31, 2014 that were voided and rescinded by the Board on December 26, 2014. In voiding and rescinding these equity awards, the Board also determined to return Dr. Su’s equity compensation to the level it should have been prior to the action to void and rescind these equity awards. As a result of such determinations and actions, and solely for accounting purposes, the grant dates of the voided and rescinded PRSUs and RSUs are deemed to remain as of August 12, 2014 and October 31, 2014, as applicable, in accordance with accounting rules. See “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Dr. Su’s Employment Agreement” above for more information.
(8)	Mr. Read stepped down as our President and Chief Executive Officer effective October 8, 2014, but continued his employment with us as a non-executive employee through December 31, 2014, when his employment with us ended. See “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Mr. Read’s Transition, Separation Agreement and Release” and “Severance and Change In Control Arrangements—Potential Payments Upon Termination or Change in Control” for more information regarding his separation payments and benefits.
(9)	Mr. Norrod joined us in October 27 2014.
(10)	Mr. Byrne no longer served as our General Manager, Computing and Graphics Business Group effective January 12, 2015, but will continue his employment with us as a non-executive employee through March 31, 2015.
(11)	On December 26, 2014, the Board voided and rescinded all of the PRSUs granted to Dr. Su on August 12, 2014 and October 31, 2014. In voiding and rescinding these grants, the Board also determined to return Dr. Su’s equity compensation to the level it should have been prior to the action to void and rescind these equity awards. As a result of such determinations and actions, and solely for accounting purposes, the grant dates of the PRSU awards covering a target number of 487,804 and 1,217,560 shares are deemed to remain as of August 12, 2014 and October 31, 2014, respectively, in accordance with accounting rules. See “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Dr. Su’s Employment Agreement” above for more information.

(12)	Amounts represent the direct costs of commercial airline flights and other travel-related expenses paid for by us for the Named Executive Officer’s spouse, who accompanied such Named Executive Officer on business-related travel where the spouse’s participation was requested by us.
(13)	Amounts represent the direct costs to us for gifts to Mr. Read.

2014 NONQUALIFIED DEFERRED COMPENSATION

The following table shows information for the Named Executive Officers who have accounts in the Deferred Income Account Plan (the “DIA”), a non-qualified deferred compensation plan, in fiscal 2014. Except for amounts deferred and vested prior to January 1, 2005, the DIA is subject to Section 409A of the Code.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
(a)	(b)	(c)	(d)	(e)	(f)
Devinder Kumar	77,232	10,435	106,134	0	1,485,528
Mark Papermaster	0	0	1,684	0	19,331

(1)	Amount is included in the “Salary” column for fiscal 2014 of the “2014 Summary Compensation Table” above.
(2)	Amounts are included in the “All Other Compensation” column for fiscal 2014 of the “2014 Summary Compensation Table” above and reflect contributions by us that posted in fiscal 2015, but are applicable to fiscal 2014.
(3)	Represents the net amounts credited to the DIA accounts of Messrs. Kumar and Papermaster as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure below. These amounts do not represent above-market or preferential earnings (within the meaning of 17 CFR Section 229.402(c)(2)(viii)), and as a result are not reported in the “2014 Summary Compensation Table” above.
(4)	Amount includes $124,815 for Mr. Kumar and $10,423 for Mr. Papermaster which are included in the “Salary” column of the “2013 Summary Compensation Table” of our 2014 proxy statement, and does not include the amount in column (c) for Mr. Kumar because our contributions to Mr. Kumar’s DIA account posted in fiscal 2015, although the contributions were applicable to fiscal 2014.

We maintain the DIA, which allows eligible employees, including the Named Executive Officers, to voluntarily defer receipt of a portion of their salary, bonus and any commission payments until the date or dates selected by the participant. Participants may defer up to 50% of annual base salary and/or 100% of commissions and bonuses. Earnings on the deferred accounts are based on the performance of the investment funds selected by the participants. Participants make a deferral election, prior to the year in which the compensation is earned, that may not be terminated or changed during the year for which it was made. Generally, we make a discretionary contribution to the participant’s account if his or her annual base salary, minus his or her Section 401(k) contribution before the deferral, is greater than the annual compensation limit for Section 401(k) plans. The contribution, if any, is equal to the lesser of (i) 50% of the deferred compensation credited to the participant’s account for the year or (ii) a discretionary percentage of the participant’s base salary in excess of the eligible Section 401(k) compensation limit for the year minus the participant’s Section 401(k) contributions. For fiscal 2014, our discretionary contribution percentage under option (ii) above was 4.5%. Participants are 100% vested in the value of their accounts. Participants may select their desired benchmark investment fund(s) in which their accounts are deemed to be invested and may change their investment elections at any time, with such change effective as of the next business day. The amount of investment gain or loss that is credited to the participant’s account depends on the participant’s investment election. For 2014, we utilized investment funds in an array of asset classes, substantially aligned to those offered under our Section 401(k) plan. We have placed assets in mutual funds held in a Rabbi trust established for the DIA. For fiscal 2014, the investment return credited to Mr. Kumar’s and Mr. Papermaster’s DIA accounts were 8.2% and 9.5%, respectively, based on their investment elections for their respective DIA accounts. This investment return was calculated by taking the aggregate gain in fiscal 2014 and dividing it by the aggregate balance as of the beginning of fiscal 2014.

The DIA accounts are distributed following a participant’s termination of employment with us unless the participant has elected an in-service withdrawal (scheduled or hardship withdrawal). At the time a participant makes his or her deferral election, he or she may elect a different form of distribution for such year’s deferred compensation. The participant may elect a single lump sum distribution or annual installment distributions over three to ten years. The default form of distribution is a single lump sum. A participant may change the form of distribution election, subject to the terms of the DIA.

A participant may elect to withdraw all or part of his or her account while employed by us, subject to the terms of the DIA. The in-service withdrawal date must be at least two years after the plan year in which the election was made. An in-service withdrawal date may be changed, subject to the terms of the DIA. An unscheduled payment may also be made, subject to the terms of the DIA.

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR-END

The following table shows all outstanding equity awards held by the Named Executive Officers as of December 27, 2014. The equity awards reported in the Option Awards column consist of non-qualified stock options. The equity awards in the Stock Awards column consist of RSUs and PRSUs.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)		(j)
Lisa T. Su
						99,683	(2)	264,160
						27,893	(3)	73,916
						136,968	(4)	362,965
						83,334	(5)	220,835
						243,902	(6)	646,340
						558,780	(7)	1,480,767
									167,358	(8)	443,499
									250,000	(9)	662,500
	657,221	59,751(10)		5.66	1/15/2019
	178,710	35,742(11)		5.87	6/15/2019
	150,276	150,277(12)		3.90	7/22/2020
	0	627,643(13)		4.08	8/12/2021
	0	1,566,598(14)		2.80	10/31/2021
Rory P. Read
						90,653	(3)	240,230
						270,834	(5)	717,710
						396,341	(6)	1,050,304
									543,914	(8)	1,441,372
									812,500	(9)	2,153,125
									792,682	(15)	2,100,607
	1,847,000	0		6.37	8/25/2018
	580,807	116,162(11)		5.87	6/15/2019
	488,398	488,399(12)		3.90	7/22/2020
	0	1,019,921(13)		4.08	8/12/2021
Devinder Kumar
						6,973	(3)	18,478
						224,215	(16)	594,170
						70,834	(5)	187,710
						121,951	(6)	323,170
									41,839	(8)	110,873
									212,500	(9)	563,125
									243,902	(15)	646,340
	730	0		5.64	8/15/2015
	730	0		2.43	11/15/2015
	77,800	0		2.21	12/15/2015
	730	0		2.42	2/15/2016
	26,875	0		4.01	5/15/2016
	26,875	0		3.69	8/15/2016
	50,000	0		6.19	10/15/2016
	26,875	0		6.53	11/15/2016
	26,875	0		7.87	2/15/2017
	21,875	0		8.80	5/15/2017
	21,875	0		6.49	8/15/2017
	21,875	0		7.57	11/15/2017
	21,875	0		8.60	2/15/2018
	73,620	0		7.50	6/15/2018
	44,677	8,936(11)		5.87	6/15/2019
	423,824	302,732(17)		2.68	1/15/2020
	127,734	127,736(12)		3.90	7/22/2020
	0	313,821(13)		4.08	8/12/2021

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)		(j)
Forrest E. Norrod
						365,981	(18)	969,850
						182,990	(19)	484,924
	0	447,957(20)		2.61	11/15/2021
Mark D. Papermaster
						27,893	(3)	73,916
						102,725	(4)	272,221
						75,000	(5)	198,750
						152,439	(6)	403,963
									167,358	(8)	443,499
									225,000	(9)	596,250
									304,878	(15)	807,927
	446,993	0		5.76	11/15/2018
	178,710	35,742(11)		5.87	6/15/2019
	135,248	135,249(12)		3.90	7/22/2020
	0	392,277(13)		4.80	8/12/2021
John Byrne
						13,947	(3)	36,960
						29,517	(3)	78,220
						102,725	(4)	272,221
						75,000	(5)	198,750
						152,439	(6)	403,963
									83,679	(8)	221,749
									225,000	(9)	596,250
									304,878	(15)	807,927
									295,857	(21)	784,021
	5,001	0		6.45	2/15/2015
	1,667	0		7.41	5/15/2015
	1,667	0		5.64	8/15/2015
	5,208	0		4.01	5/15/2016
	5,208	0		3.69	8/15/2016
	15,625	0		6.53	11/15/2016
	15,625	0		7.87	2/15/2017
	12,500	0		8.80	5/15/2017
	12,500	0		6.49	8/15/2017
	12,500	0		7.57	11/15/2017
	12,500	0		8.60	2/15/2018
	55,214	0		7.50	6/15/2018
	89,355	17,871(11)		5.87	6/15/2019
	170,196	56,733(22)		4.19	8/15/2019
	135,248	135,249(12)		3.90	7/22/2020
	0	392,277(13)		4.08	8/12/2021

(1)	The dollar value of these awards is calculated by multiplying the number of units by $2.65 per share, the last reported sales price of our common stock on December 26, 2014, the last trading day of fiscal 2014.
(2)	This RSU award vested 33 1⁄3% on each of February 9, 2013, 2014 and 2015.
(3)	This RSU award vests 33 1⁄3% on each of August 9, 2013, 2014 and 2015.
(4)	This RSU award vested 50% on each of January 15, 2014 and 2015.
(5)	This RSU award vests 33 1⁄3% on each of August 9, 2014, 2015 and 2016.
(6)	This RSU award vests 33 1⁄3% on each of August 9, 2015, 2016 and 2017.
(7)	This RSU award vests 33 1⁄3% on each of October 8, 2015, 2016 and 2017.

(8)	This PRSU award vests, if at all, 33 1⁄3% on each of June 15, 2013, 2014 and 2015 if the market-based performance requirement is satisfied. Satisfaction of such requirement would occur if the weighted average closing price of our common stock over any 30-day period during the three-year vesting period ending on June 15, 2015 is equal to or greater than $10.00 per share.
(9)	This PRSU award vests 50% on each of June 30, 2015 and 2016. The actual number of shares to be issued with respect to this PRSU award is based on our performance over an 18-month performance period that ended on December 31, 2014. See “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Long-Term Equity Awards—2013 PRSU Awards” above for more information about this PRSU award.
(10)	This option vested 33 1⁄3% on January 15, 2013 and then vested 8 1⁄3% quarterly for the next two years.
(11)	This option vested 33 1⁄3% on June 15, 2013 and then vests 8 1⁄3% quarterly for the next two years.
(12)	This option vested 33 1⁄3% on June 17, 2014 and then vests 8 1⁄3% quarterly for the next two years.
(13)	This option vests 33 1⁄3% on August 12, 2015 and then vests 8 1⁄3% quarterly for the next two years.
(14)	This option vests 33 1⁄3% on October 8, 2015 and then vests 8 1⁄3% quarterly for the next two years.
(15)	This PRSU award vests, if at all, 50% on each of December 31, 2015 and 2016. The actual number of shares to be issued with respect to this PRSU award has not yet been determined and will be determined based on our performance over a two-year performance period ending on December 31, 2015. See “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Long Term Equity Awards—2013 PRSU Awards” above for more information about this PRSU award.
(16)	This RSU award vests 33 1⁄3% on each of February 9, 2014, 2015 and 2016.
(17)	This option vested 33 1⁄3% on January 15, 2014 and then vests 8 1⁄3% quarterly for the next two years.
(18)	This RSU award vests 50% on each of November 9, 2015 and 2016.
(19)	This RSU award vests 33 1⁄3% on each of November 9, 2015, 2016 and 2017.
(20)	This option vests 33 1⁄3% on November 15, 2015 and then vests 8 1⁄3% quarterly for the next two years.
(21)	PRSU award vests, if at all, 50% on each of September 30, 2015 and 2016. The actual number of shares to be issued with respect to these PRSUs has not yet been determined and is contingent on certain pre-determined performance conditions being met. See “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Special Retention Award” above for more information about this PRSU award.
(22)	This option vested 33 1⁄3% on August 15, 2013 and then vests 8 1⁄3% quarterly for the next two years.

GRANTS OF PLAN-BASED AWARDS IN 2014

The following table sets forth all plan-based awards granted to the Named Executive Officers in fiscal 2014.

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name (a)	Plan Name (b)	Grant Date (c)	Compensation Committee Action Date (d)	Target ($) (e)	Maximum ($) (f)	Threshold (#) (g)	Target (#) (h)	Maximum (#) (i)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3) (j)	All Other Option Awards: Number of Securities Underlying Options (#)(4) (k)	Exercise or Base Price of Option Awards ($/ Share) (l)	Grant Date Fair Value of Stock and Option Awards ($)(5) (m)
Lisa T. Su
	EIP	3/24/2014	N/A	751,924	1,503,848
	2004 Plan(6)	8/12/2014	8/6/2014			219,512	487,804	975,608				2,126,825
	2004 Plan	8/12/2014	8/6/2014						243,902			995,120
	2004 Plan	8/12/2014	8/6/2014							627,643	4.08	995,128
	2004 Plan(6)	10/31/2014	10/14/2014			547,902	1,217,560	2,435,120				2,995,198
	2004 Plan(7)	10/31/2014	10/14/2014						608,780			1,704,584
	2004 Plan	10/31/2014	10/14/2014							1,566,598	2.80	1,712,448
Rory P. Read
	EIP	3/24/2014	N/A	1,500,000	3,000,000
	2004 Plan	8/12/2014	8/6/2014			356,707	792,682	1,585,364				3,456,094
	2004 Plan	8/12/2014	8/6/2014						396,341			1,617,071
	2004 Plan	8/12/2014	8/6/2014							1,091,921	4.08	1,617,085
Devinder Kumar
	EIP	3/24/2014	N/A	515,000	1,030,000
	2004 Plan	8/12/2014	8/6/2014			109,756	243,902	487,804				1,063,413
	2004 Plan	8/12/2014	8/6/2014						121,951			497,560
	2004 Plan	8/12/2014	8/6/2014							313,821	4.08	497,563
Forrest E. Norrod(8)
	EIP	3/24/2014	N/A	91,731	183,462
	2004 Plan	11/15/2014	11/4/2014						548,971			1,432,814
	2004 Plan	11/15/2014	11/4/2014							447,957	2.61	477,612
Mark D. Papermaster
	EIP	3/24/2014	N/A	550,000	1,100,000
	2004 Plan	8/12/2014	8/6/2014			137,195	304,878	609,756				1,329,268
	2004 Plan	8/12/2014	8/6/2014						152,439			621,951
	2004 Plan	8/12/2014	8/6/2014							392,277	4.08	621,955
John Byrne
	EIP	3/24/2014	N/A	502,500	1,005,000
	2004 Plan	8/12/2014	8/6/2014			137,195	304,878	609,756				1,329,268
	2004 Plan	8/12/2014	8/6/2014						152,439			621,951
	2004 Plan	8/12/2014	8/6/2014							392,277	4.08	621,955
	2004 Plan	10/15/2014	9/24/2014				295,857					772,187

(1)	Amounts represent cash performance bonuses payable under the EIP for fiscal 2014. For the Named Executive Officers other than Mr. Read, the actual amounts paid under the EIP for fiscal 2014 are set forth in the “Non-Equity Incentive Plan Compensation” column of the “2014 Summary Compensation Table” above. With respect to Mr. Read, the actual amounts were paid in accordance with the terms of his Transition, Separation Agreement and Release and are included in the “All Other Compensation” column of the “2014 Summary Compensation Table” above. “See “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Annual Cash Performance Bonuses” and “—Mr. Read’s Transition, Separation Agreement and Release,” above, for more information about these payments, including the pre-established financial measures for the EIP.
(2)	Amounts represent PRSUs. See “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Long-Term Equity Awards” and “—Special Retention Awards” above for more information about the PRSUs, including the pre-established performance periods and performance measures, and see footnotes to the “Outstanding Equity Awards at 2014 Fiscal Year-End” table above for a description of the PRSU vesting schedules.
(3)	Amounts represent time-based RSUs. See footnotes to the “Outstanding Equity Awards at 2014 Fiscal Year-End” table above for a description of the RSU vesting schedules.
(4)	Amounts represent stock options. See footnotes to the “Outstanding Equity Awards at 2014 Fiscal Year-End” table above for a description of the stock option vesting schedules. The stock options expire seven years after the grant date.
(5)	Amounts reflect the grant date fair value of the respective award computed in accordance with FASB ASC Topic 718, except no assumptions for forfeiture were included. The option exercise price has not been deducted from the amounts reflected in this column. Regardless of the value on the grant date, the actual value that may be realized from an award is contingent upon the satisfaction of the applicable conditions to vesting of that award, and for stock options, also upon the excess of AMD’s stock price over the exercise price. With respect to the PRSUs, in accordance with SEC rules, amounts reflect the fair value at the grant date based upon the probable outcome of the performance conditions and represent the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, except no assumptions for forfeitures were included. For a discussion of the assumptions made in the valuation reflected in these amounts, see Note 13 of the Notes to Consolidated Financial Statements in our Annual Report.
(6)	On December 26, 2014, the Board voided and rescinded all of the PRSUs granted to Dr. Su on August 12, 2014 and October 31, 2014. In voiding and rescinding these grants, the Board also determined to return Dr. Su’s equity compensation to the level it should have been prior to the action to void and rescind these equity awards. In light of the Board’s determinations, on February 12, 2015, the Board granted Dr. Su a PRSU award covering a target number of 1,475,000 shares and 50,000 restricted stock units, representing a portion of the equity compensation granted to Dr. Su that was voided and rescinded by the Board. The Board intends to return the remaining voided and rescinded equity awards to Dr. Su at or near the earliest practicable opportunity available to AMD, subject to law and the terms of the 2004 Plan. As a result of such determinations and actions, and solely for accounting purposes, the grant dates of the PRSU awards covering a target number of 487,804 and 1,217,560 shares are deemed to remain as of August 12, 2014 and October 31, 2014, respectively, in accordance with accounting rules. See “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Dr. Su’s Employment Agreement” above for more information.

(7)	On December 26, 2014, the Board voided and rescinded 50,000 RSUs of the 608,780 RSUs granted to Dr. Su on October 31, 2014. In voiding and rescinding this grant, the Board also determined to return Dr. Su’s equity compensation to the level it should have been prior to the action to void and rescind these equity awards. In light of the Board’s determinations, on February 12, 2015, we granted Dr. Su 50,000 RSUs, representing the RSUs that were voided and rescinded by the Board. As a result of such determinations and actions, and solely for accounting purposes, the grant date of the RSU award covering 608,780 shares is deemed to remain as of October 31, 2014, See “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Dr. Su’s Employment Agreement” above for more information.
(8)	On November 4, 2014, the Board determined to grant Mr. Norrod a PRSU award and establish the actual performance conditions of such award at a later date. As a result of such determinations, and solely for accounting purposes, the grant date of this PRSU award is deemed to be February 11, 2015, the date the Compensation Committee established the performance conditions of such award. This PRSU award covered a target number of 365,981.

OPTION EXERCISES AND STOCK VESTED IN 2014

The following table shows the value realized by the Named Executive Officers as a result of the exercise of stock options and stock awards that vested during fiscal 2014.

Name (a)	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)(1) (e)
Lisa T. Su	—	—	306,209	1,244,726
Rory P. Read	—	—	465,068	1,930,420
Devinder Kumar	25,322	8,389	166,766	611,139
Forrest E. Norrod	—	—	—	—
Mark D. Papermaster	—	—	261,357	987,804
John Byrne	—	—	229,661	964,044

(1)	Value is the market price of our common stock on the date of vesting multiplied by the number of vested shares.

SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

We have entered into employment agreements with Dr. Su, our current President and Chief Executive Officer, and Mr. Read, our former President and Chief Executive Officer, which set forth their respective severance and change of control arrangements. Dr. Su replaced Mr. Read, who stepped down from his position as our President and Chief Executive Officer on October 8, 2014. We entered into a Transition, Separation Agreement and Release with Mr. Read effective October 8, 2014, which provided Mr. Read with separation benefits (see “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Mr. Read’s Transition, Separation Agreement and Release” for a description of these benefits). In addition, Messrs. Kumar, Norrod, Papermaster and Byrne) participate in the SVP Severance Plan and have each entered into a change in control agreement with us. As of January 12, 2015, Mr. Byrne no longer served as our General Manager, Computing and Graphics Business Group. Mr. Byrne will remain with us as a non-executive employee until March 31, 2015 to assist with transition matters.

The SVP Severance Plan and change in control agreements are designed to (i) implement a uniform process for handling potential future involuntary departures of the Named Executive Officers and (ii) encourage the Named Executive Officers’ continued services in the event of a potential change in control of us and to allow for a smooth transition upon such a change in control. In addition, these arrangements are intended to provide incentives to the Named Executive Officers to effectively execute the directives of our Board, even in the event that such actions may result in the elimination of a Named Executive Officer’s position. Under the terms of these arrangements, a Named Executive Officer is eligible to receive certain specified compensatory payments and benefits only if (i) a “change in control” occurs and (ii) the Named Executive Officer’s employment is terminated, or the Named Executive Officer is constructively discharged, within two years of that change in control.

Dr. Su’s Employment Agreement. We entered into an at-will employment agreement with Dr. Su, effective October 8, 2014 (the “Su Employment Agreement”), which sets forth Dr. Su’s duties and obligations as our President and Chief Executive Officer. Pursuant to its terms and conditions, the Su Employment Agreement may be terminated by (i) us for Cause (as defined in the Su Employment Agreement), (ii) Dr. Su’s Involuntary Termination Without Cause (as defined in the Su Employment Agreement), (iii) Dr. Su’s Constructive Termination (as defined in the Su Employment Agreement), (iv) Dr. Su’s voluntary election to terminate her employment with us, or (v) Dr. Su’s death or disability.

Except as otherwise described in the next paragraph, in the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•	Dr. Su will be credited with an additional 12 months of service for purposes of calculating the service-based vesting of any unvested equity awards granted to Dr. Su on or after October 8, 2014 and 24 months of service for purposes of calculating the service-based vesting of any unvested equity awards granted to Dr. Su before October 8, 2014. Any performance-based equity award for which the service-based vesting condition has been satisfied as of the date of termination will continue in accordance with the terms of the applicable award agreement and will be earned or forfeited based on actual performance for the applicable performance period. The settlement of any earned performance-based equity award will occur at such time as such performance-based equity award would have been settled had Dr. Su continued her employment with us.

•	We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her then base salary.

•	We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis.

In the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination between the public announcement of a transaction that results in our Change of Control (as defined in the Su Employment Agreement) and 24 months after such Change of Control, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•	We will pay Dr. Su her earned but unpaid base salary through the date of termination and all other amounts to which Dr. Su is entitled under any of our compensation plans or practices on the date of termination.

•	All unvested equity awards then held by Dr. Su will accelerate and be deemed fully vested, and all performance-based vesting conditions will be deemed achieved at the target levels set forth in the applicable award agreement.

•	We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her base salary plus two times her target annual bonus, in each case at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of termination.

•	We will pay Dr. Su the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination.

•	We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis. In addition, we will pay Dr. Su $4,000 per month for 12 months following the date of termination for financial planning and tax planning services.

Under the terms of the Su Employment Agreement, upon a termination of employment in connection with a change in control, Dr. Su’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).

Mr. Read’s Employment Agreement.    We entered into an at-will employment agreement with Mr. Read, effective August 25, 2011 (the “Read Employment Agreement”), which set forth Mr. Read’s duties and obligations as our President and Chief Executive Officer. On October 8, 2014, Mr. Read stepped down as our President and Chief Executive Officer, and we entered into a Transition, Separation and Release Agreement with Mr. Read which provided Mr. Read with separation benefits (see “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Mr. Read’s Transition, Separation Agreement and Release” above, for a description of these separation benefits). Effective October 8, 2014, the Read Employment Agreement was no longer in effect and was superseded by his Transition, Separation and Release Agreement.

Executive Severance Plan for Senior Vice Presidents.    With the exception of Dr. Su and Mr. Read, all of the Named Executive Officers participated in the SVP Severance Plan as of the end of 2014.

Under the terms of the SVP Severance Plan, any participant who (i) is involuntarily terminated other than for cause (as defined in the SVP Severance Plan) or as a result of death or disability (as defined in the SVP Severance Plan) and (ii) is not offered a job with one of our affiliates or a successor of us, will be entitled to the following benefits, subject to the participant’s execution of a full release of claims, which remains effective, following such termination:

•	We will make a lump-sum cash payment to the participant in an amount equal to 12 months of base salary;

•	We will, for 12 months following the date of termination, pay COBRA premiums for continuation coverage under our group medical and dental plans; and

•	We will allow participants to use our Employee Assistance Plan for up to 12 months.

Additionally, we will seek reimbursement on a pro-rata basis, of severance benefits if we re-employ a participant during the 12 months following receipt of a severance payment under the SVP Severance Plan.

The SVP Severance Plan is intended to represent the exclusive severance benefits payable to a participant by us. Accordingly, any Participant who is entitled to receive severance benefits payable in connection with a change of control pursuant to a change in control agreement may not also receive severance benefits under the SVP Severance Plan. In other words, a participant may not collect severance benefits under the SVP Severance Plan if he or she receives benefits under a change in control agreement with us.

Although we expect to maintain the SVP Severance Plan indefinitely, we may amend, modify or terminate the SVP Severance Plan at any time. Therefore, severance benefits under the SVP Severance Plan are not guaranteed and may be eliminated in the future. We amended the SVP Severance Plan effective December 31, 2014 to add non-defamation and other administrative provisions.

Change in Control Agreements.    We entered into change in control agreements with Messrs. Kumar, Byrne, Norrod and Papermaster designed to encourage their continued services in the event of a change in control. For purposes of these changes in control agreements, a change in control generally means any of the following events:

•	the acquisition by any person representing more than 50% of our then outstanding shares of stock or the combined voting power of our voting securities;

•	a change of the majority of the Board during any two consecutive years, unless certain Board approval conditions are met;

•	a merger or consolidation of us into any other corporation, where immediately after the merger or consolidation 50% or less of the combined voting power is held by holders of our voting securities immediately before such merger or consolidation; or

•	the stockholders approve a plan of complete liquidation or there is a consummated a sale of all or substantially all of our assets.

The change in control agreements provide that, if within two years after a change in control, the Named Executive Officer’s employment is terminated by us without cause or they are constructively discharged, the Named Executive Officer will receive:

•	a lump sum severance benefit equal to the sum of two times the executive’s rate of annual base compensation at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of the change in control, plus two times the target annual bonus in the year of termination;

•	all unvested equity will vest and be exercisable, and options may be exercised for the period of one year from the date of termination or the original option term, whatever is shorter;

•	payment of the executive’s prorated accrued bonus assuming performance at target levels for the portion of the year prior to the date of termination;

•	reimbursement of personal financial and tax planning up to $4,000 following the date of termination; and

•	12 months’ continued health and welfare benefits comparable to those in effect at termination and a gross-up for any income taxes due as a result of the payment by us for such health and welfare benefits.

The payments and benefits pursuant to the change in control agreements are subject to the executive’s execution of a release of claims. Further, upon a termination of employment in connection with a change in control, the executive’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).

AMD Policies.    We have adopted a policy to not enter into any change in control agreements or arrangements containing an excise tax gross-up provision. None of Dr. Su’s and Mr. Read’s change in control arrangements or the change in control agreements provide for an excise tax gross-up.

We have also adopted a policy to not enter into any change in control agreement or arrangement with any executive officer that provides for a cash severance payment (upon both our change in control and a subsequent termination of employment) in excess of (i) two times the sum of the respective executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which the termination of employment occurs. Dr. Su’s and Mr. Read’s change in control arrangement and the change in control agreements comply with this limitation.

Vesting of Awards.    All awards granted under our equity incentive plans become fully vested (i) if our successor refuses to assume or substitute similar awards for outstanding awards, upon a change in control, or (ii) if our successor assumes or substitutes similar awards for outstanding awards and the participant’s employment is terminated by our successor for any reason (other than for misconduct) or by the participant due to a constructive termination within one year following a change in control, upon such termination of employment. In addition, the equity portion of Mr. Byrne’s special retention award granted in October 2014 will become fully vested and accelerated if Mr. Byrne is involuntarily terminated by us other than for cause.

Potential Payments upon Termination or Change in Control.    The following table presents the amount of compensation and benefits payable to Dr. Su and Mr. Read under their respective employment agreements in the event of (i) an involuntary termination without cause or a constructive termination (without a change in control),

(ii) an involuntary termination without cause or a constructive termination in connection with a change in control and (iii) a separation due to death. As required by SEC rules, the amounts shown assume that the termination or death was effective as of December 27, 2014, exclude amounts earned through that time and are estimates of the amounts that would be paid out to each of Dr. Su and Mr. Read.

The actual amounts to be paid out to Dr. Su can only be determined at the time of Dr. Su’s separation from us. Mr. Read stepped down from his position as President and Chief Executive Officer and as a director on the Board on October 8, 2014. We entered into a Transition, Separation Agreement and Release with Mr. Read effective October 8, 2014, which provided Mr. Read with separation benefits (see “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Mr. Read’s Transition, Separation Agreement and Release” above for a description of these benefits). Effective October 8, 2014, the Read Employment Agreement was no longer in effect and was superseded by the Transition, Separation and Release Agreement.

Name	Type of Benefit	Involuntary Termination Without Cause ($)		Termination Following a Change in Control ($)		Separation Due to Death ($)
Lisa T. Su
	Severance	1,700,000	(1)	3,203,846	(2)	—
	Annual Bonus	248,135		751,923		—
	Stock Options(3)	—		—		—
	Restricted Stock Units	1,846,313	(4)	4,154,983	(5)	—
	Health and Welfare(6)	29,024		29,024		—
	Life Insurance(7)	—		—		2,550,000
	Financial Planning	—		4,000		—
	Total	3,823,472		8,143,776		2,550,000
Rory P. Read
	Severance (8)	5,000,000
	Annual Bonus(9)	495,000
	Stock Options(10)	—
	Restricted Stock Units(11)	1,658,142
	Health and Welfare(12)	20,118
	Life Insurance	—
	Financial Planning	—
	Total	7,173,260

(1)	Amount represents two times Dr. Su’s base salary of $850,000.
(2)	Amount represents two times Dr. Su’s base salary of $850,000, plus two times her target annual bonus.
(3)	The value of unvested stock options that would have accelerated upon Dr. Su’s termination of employment under the scenarios described above is $0. The value is calculated based on the difference between the exercise price of the options and $2.65 per share, the last reported sales price of our common stock on December 26, 2014, the last trading day of our 2014 fiscal year.
(4)	Amount reflects the value of unvested RSUs that would have vested during the 24-month period after her termination, but excludes the PRSUs because the applicable performance-based conditions of those PRSUs was not satisfied as of December 27, 2014. The value of the unvested and accelerated RSUs is $2.65 per share, the last reported sales price of our common stock on December 26, 2014, the last trading day of our 2014 fiscal year.
(5)	Amount reflects the value of all unvested RSUs that will vest in the event of the scenario described above and includes the performance-based RSUs granted to Dr. Su because under the terms of the respective award agreements, such PRSUs accelerate upon a change of control. The value of the unvested and accelerated RSUs $2.65 per share, the last reported sales price of our common stock on December 26, 2014, the last trading day of our 2014 fiscal year.
(6)	Amount represents our cost of paying COBRA premiums on behalf of Dr. Su and her dependents for 24 months following her termination based on rates for a current employee.

(7)	Amount reflects three times Dr. Su’s base salary of $850,000.
(8)	Amount represents two times Mr. Read’s base salary of $1,000,000, plus two times his target annual bonus.
(9)	Mr. Read is not eligible to receive an annual cash performance bonus under the EIP for fiscal 2014 because he will not be employed by us on the date on which the EIP bonuses will be paid. His last date of employment was December 31, 2014. Pursuant to the terms of Mr. Read’s Transition, Separation Agreement and Release, Mr. Read will receive an amount equal to the bonus he would have received under the EIP had he remained employed by us through the date of payment.
(10)	The value of unvested stock options that would have accelerated upon Mr. Read’s termination of employment under the scenarios described above is $0. The value is calculated based on the difference between the exercise price of the options and $2.65 per share, the last reported sales price of our common stock on December 26, 2014, the last trading day of our 2014 fiscal year.
(11)	Amount reflects the value of unvested RSUs that would have vested during the 24-month period after his termination, but excludes the PRSUs because the applicable performance-based conditions of those RSUs were not satisfied as of December 27, 2014. Mr. Read shall be deemed to have satisfied any continued service requirements related to the vesting of the PRSUs granted on June 15, 2012, July 22, 2013 and August 12, 2014, representing, at target, an aggregate of 2,149,096 shares of our common stock. PRSUs will be earned or forfeited by Mr. Read depending on our actual performance for the applicable performance period. The value of the unvested and accelerated RSUs is $2.65 per share, the last reported sales price of our common stock on December 26, 2014, the last trading day of our 2014 fiscal year.
(12)	Amount represents our cost of paying COBRA premiums on behalf of Mr. Read and his dependents for 12 months following his termination based on rates for a current employee.

The following table presents the amount that would be payable to Messrs. Kumar, Norrod, Papermaster and Byrne (i) under their respective change in control agreements, in each case assuming a termination of employment without cause or a constructive discharge that occurred within 24 months of a change in control, (ii) under the SVP Severance Plan assuming an involuntary termination of employment without cause outside of a change in control and (iii) in the event of a separation due to death. As required by SEC rules, the amounts shown assume that such termination or death was effective as of December 27, 2014, include amounts earned through that time and are estimates of the amounts that would be paid out to the Named Executive Officers. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s separation from us.

Name	Type of Benefit	Involuntary Termination Without Cause ($)		Termination Following a Change in Control ($)		Separation Due to Death ($)
Devinder Kumar
	Severance	530,000	(1)	2,120,000		—
	Annual Bonus	—		530,000		—
	Stock Options(2)	—		—		—
	Restricted Stock Units(3)	—		2,443,867		—
	Health and Welfare	20,118	(4)	41,201	(5)	—
	Life Insurance(6)	—		—		1,590,000
	Financial Planning	—		4,000		—
	Total	550,118		5,139,068		1,590,000
Forrest E. Norrod
	Severance	530,000	(1)	2,120,000		—
	Annual Bonus	—		530,000		—
	Stock Options(2)	—		17,918		—
	Restricted Stock Units(3)	—		1,454,773		—
	Health and Welfare	20,118	(4)	35,380	(7)	—
	Life Insurance(6)	—		—		1,590,000
	Financial Planning	—		4,000		—
	Total	550,118		4,162,071		1,590,000
Mark D. Papermaster
	Severance	550,000	(1)	2,200,000		—
	Annual Bonus	—		550,000		—
	Stock Options(2)	—		—		—
	Restricted Stock Units(3)	—		2,796,526		—
	Health and Welfare	21,673	(4)	44,385	(8)	—
	Life Insurance(6)	—		—		1,650,000
	Financial Planning	—		4,000		—
	Total	571,673		5,594,911		1,650,000
John Byrne
	Severance	550,000	(1)	2,200,000		—
	Annual Bonus	—		550,000		—
	Special Retention Award(9)	1,000,000		1,000,000		—
	Stock Options(2)	—		—		—
	Restricted Stock Units(3)	—		3,400,061		—
	Health and Welfare	21,673	(4)	38,115	(10)	—
	Life Insurance(6)	—		—		1,650,000
	Financial Planning	—		4,000		—
	Total	1,571,673		7,192,176		1,650,000

(1)	Under the SVP Severance Plan, the value of the severance benefit following an involuntary termination is equal to a single lump sum severance payment equivalent to 12 months of base pay.
(2)	The value of the unvested and accelerated stock options is the difference between the exercise price of the option and $2.65 per share, the last reported sales price of our common stock on December 26, 2014, the last trading day of our 2014 fiscal year. Amounts shown also reflect the value of stock option acceleration in the event of a change in control if our successor refuses to assume or substitute similar awards for outstanding stock options, pursuant to our equity incentive plans.
(3)	The value of the unvested and accelerated RSUs is $2.65 per share, the last reported sales price of our common stock on December 26, 2014, the last trading day of our 2014 fiscal year. Amounts shown also reflect the value of award acceleration in the event of a change in control if the successor refuses to assume or substitute similar awards for outstanding RSUs, pursuant to our equity incentive plans.
(4)	Under the SVP Severance Plan, the value of the health and welfare benefit following an involuntary termination is equal to 12 months of COBRA medical, dental and/or vision insurance premiums, based on the participant’s benefits plan elections in effect at the time of termination, and use of the employee assistance plan provided by us as part of the 12 months of COBRA coverage.
(5)	Amount reflects our annual cost of paying COBRA premiums on behalf of Mr. Kumar for 12 months following termination based on the rates of a current employee. Also includes a gross-up of $21,083 for income taxes due by Mr. Kumar as a result of our payment of health and welfare benefits on his behalf.
(6)	Amount reflects three times the Named Executive Officer’s base salary, which is $550,000 for each of Messrs. Kumar, Papermaster and Byrne, and $530,000 for Mr. Norrod.
(7)	Amount reflects our annual cost of paying COBRA premiums on behalf of Mr. Norrod for 12 months following termination based on the rates of a current employee. Also includes a gross-up of $15,262 for income taxes due by Mr. Norrod as a result of our payment of health and welfare benefits on his behalf.
(8)	Amount reflects our annual cost of paying COBRA premiums on behalf of Mr. Papermaster for 12 months following termination based on the rates of a current employee. Also includes a gross-up of $22,712 for income taxes due by Mr. Papermaster as a result of our payment of health and welfare benefits on his behalf.
(9)	In October 2014, the Compensation Committee granted a special retention award to Mr. Byrne consisting of a performance-based cash retention award of $1 million and a PRSU award with a target value of $1 million. See “Compensation Discussion and Analysis—Compensation Philosophy, Practices and Program Design Inputs—Special Retention Award” for more information.
(10)	Amount reflects our annual cost of paying COBRA premiums on behalf of Mr. Byrne for 12 months following termination based on the rates of a current employee. Also includes a gross-up of $16,442 for income taxes due by Mr. Byrne as a result of our payment of health and welfare benefits on his behalf.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit and Finance Committee monitors and reviews issues involving potential conflicts of interest and related party transactions. In doing so, the Audit and Finance Committee applies our Worldwide Standards of Business Conduct, which provides that directors, Named Executive Officers and all other employees are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Our Governance Principles require a director to promptly disclose to the Chairman of the Board any conflict of interest involving the director.

Mubadala Relationships.    Mubadala Tech, WCH (our largest stockholder) and GLOBALFOUNDRIES Inc. (one of our foundry suppliers, “GF”) are wholly-owned subsidiaries of Mubadala, a joint stock company incorporated in the Emirate of Abu Dhabi and owned by the Government of the Emirate of Abu Dhabi. As of February 20, 2015, WCH beneficially owned approximately 18.2% of our outstanding common stock.

On March 2, 2009, we consummated the transactions contemplated by the Master Transaction Agreement among us, Mubadala Tech and WCH and issued to WCH 58 million shares of our common stock and a warrant to purchase up to 35 million shares of our common stock at an exercise price of $0.01 per share for an aggregate purchase price of approximately $125 million. WCH’s warrant is no longer outstanding as a result of the cashless exercise in full by WCH of its warrant in March 2014.

Pursuant to the Master Transaction Agreement, for so long as WCH and its permitted transferees beneficially own at least 10% of our outstanding common stock, WCH has the right to designate one person for election to our Board. On February 22, 2013, WCH designated, and our Board appointed, Mr. Edelman to our Board, as the representative of WCH. Mr. Edelman is a senior advisor to Mubadala. In addition, Mr. Yahia has been a member of our Board since November 2012. Mr. Yahia serves as the CEO of the Technology & Industry global platform of Mubadala and is also a board member of GF.

Wafer Supply Agreement with GF.    On March 2, 2009, in connection with the consummation of the transactions contemplated by the Master Transaction Agreement, we entered into a Wafer Supply Agreement (the “WSA”) with GF. The WSA governs the terms by which we purchase products manufactured by GF. Pursuant to the WSA, we are required to purchase all of our microprocessor and APU product requirements from GF with limited exceptions. If we acquire a third-party business that manufactures microprocessor and APU products, we will have up to two years to transition the manufacture of such microprocessor and APU products to GF.

The WSA terminates no later than March 2, 2024. GF has agreed to use commercially reasonable efforts to assist us to transition the supply of products to another provider and to continue to fulfill purchase orders for up to two years following the termination or expiration of the WSA. During the transition period, pricing for microprocessor and APU products will remain as set forth in the WSA, but our purchase commitments to GF will no longer apply.

On April 2, 2011, we entered into a first amendment to the WSA. The primary effect of the first amendment was to change the pricing methodology applicable to wafers delivered in 2011 for our microprocessors and APU products. The first amendment also modified our existing commitments regarding the production of certain GPU and chipset products at GF.

On March 4, 2012, we entered into a second amendment to the WSA. The primary effect of the second amendment was to modify certain pricing and other terms of the WSA applicable to wafers for our microprocessor and APU products to be delivered by GF to us during 2012. Under the terms of the second amendment to the WSA, GF granted us rights to contract with another wafer foundry supplier with respect to specified 28 nanometer products for a specified period of time (the limited waiver of exclusivity). In consideration for the limited waiver of exclusivity, we recorded a charge of $703 million in the first quarter of 2012, consisting of a $425 million cash payment and a $278 million non-cash charge representing the transfer to GF of our remaining investment in GF at fair value.

On December 6, 2012, we entered into a third amendment to the WSA. Pursuant to the third amendment, we modified our wafer purchase commitments for the fourth quarter of 2012 made pursuant to the second amendment to the WSA. In addition, we agreed to certain pricing and other terms of the WSA applicable to wafers for our microprocessor and APU products, to be delivered by GF to us from the fourth quarter of 2012 through December 31, 2013. Pursuant to the third amendment, GF agreed to waive a portion of our wafer purchase commitments for the fourth quarter of 2012. In consideration for this waiver, we agreed to pay GF a fee of $320 million. As a result, we recorded a lower of cost or market charge of $273 million for the write-down of inventory to its market value in the fourth quarter of 2012. The cash impact of this $320 million fee was paid over several quarters, with $80 million paid on December 28, 2012, $40 million paid on April 1, 2013 and $200 million paid on December 31, 2013.

On March 30, 2014, we entered into a fourth amendment to the WSA. The primary effect of the fourth amendment was to establish volume purchase commitments and fixed pricing for the 2014 calendar year as well as to modify certain other terms of the WSA applicable to wafers for some of our microprocessor, graphics processor and semi-custom game console products to be delivered by GF to us during the 2014 calendar year.

In fiscal 2014, we paid GF $1.0 billion for wafer manufacturing and research and development activities. We are currently in the process of negotiating a fifth amendment to the WSA, and we expect that our future purchases from GF will continue to be material.

John R. Harding.    Mr. Harding has served as a member of the Board since August 2012 and is the President and Chief Executive Officer of eSilicon, which is one of our suppliers. In fiscal 2014, we made payments to eSilicon in the approximate amount of $2.8 million. We did not receive any payments from eSilicon in fiscal 2014. In November 2014, we entered into a two year agreement with eSilicon with respect to certain of our embedded products, under which we expect to pay eSilicon amounts to exceed $120,000.

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee of the Board consists of Dr. Barnes, as Chair, and Messrs. Chow, Householder and Inglis. Each of the members of the Audit and Finance Committee is “independent” and “financially literate,” as determined by the Board and in compliance with SEC and Nasdaq rules. In addition, Dr. Barnes was determined to be an “audit committee financial expert,” as that term is defined under SEC rules.

The Audit and Finance Committee oversees our internal audit function and independent registered public accounting firm and assists the Board in fulfilling its oversight responsibilities on matters relating to the integrity of AMD’s financial statements and the effectiveness of AMD’s internal control over financial reporting, AMD’s compliance with legal and regulatory requirements, the performance of our internal audit function and the independent registered public accounting firm’s qualifications, independence and performance by meeting regularly with the independent registered public accounting firm, our senior management and our internal audit, financial, and legal personnel. Management is responsible for the preparation, presentation and integrity of AMD’s financial statements and maintaining effective internal control over financial reporting. The independent registered public accounting firm is responsible for performing an audit of AMD’s annual financial statements and of the effectiveness of AMD’s internal control over financial reporting, and expressing opinions on both in accordance with the standards of the Public Company Accounting Oversight Board (United States).

In fulfilling its oversight responsibilities, the Audit and Finance Committee reviewed and discussed AMD’s audited financial statements for the fiscal year ended December 27, 2014 with management and Ernst & Young LLP, AMD’s independent registered public accounting firm. The Audit and Finance Committee also discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16. This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of AMD’s accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit and Finance Committee. The Audit and Finance Committee also received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee discussed the independence of Ernst & Young LLP with that firm.

Based on the Audit and Finance Committee’s review and discussions noted above, the Audit and Finance Committee recommended to the Board, and the Board approved, that the audited financial statements be included in AMD’s Annual Report on Form 10-K for the fiscal year ended December 27, 2014 for filing with the SEC.

The Audit and Finance Committee and the Board also have recommended, subject to stockholder ratification, the selection of Ernst & Young LLP as AMD’s independent registered public accounting firm for fiscal 2015.

AUDIT AND FINANCE COMMITTEE
W. Michael Barnes, Chair
Henry WK Chow
Joseph A. Householder
Michael J. Inglis

ITEM 2—RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Unless you indicate otherwise, your proxy will vote for the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year. The Audit and Finance Committee meets with Ernst & Young LLP several times a year. A representative of Ernst & Young LLP is expected to be present at our Annual Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm’s Fees

The following is a summary and description of fees billed for services provided by Ernst & Young LLP during fiscal 2014 and fiscal 2013.

Service	2014 ($)	2013 ($)
Audit (1)	4,254,195	3,868,889
Audit-Related (2)	137,580	143,528
Tax (3)	99,753	52,706
All Other (4)	10,495	0
Total	4,502,023	4,065,123

(1)	Audit fees during fiscal 2014 and fiscal 2013 were associated with our annual consolidated financial statement audit and audit of the effectiveness of our internal controls pursuant to Section 404 of the Sarbanes-Oxley Act, quarterly reports filed with the SEC, statutory audits required internationally, other regulatory filings, comfort letters, accounting advice related to the financial statements that are required to be filed by non-U.S. jurisdictions, and consents issued in connection with SEC filings or securities offerings.
(2)	Audit-related fees during fiscal 2014 and fiscal 2013 were for advice and compliance related audits (including audits of our employee benefit plans).
(3)	Tax fees during fiscal 2014 and fiscal 2013 were for tax compliance and advisory services. In fiscal 2014, $58,134 of the tax fees were for tax compliance services, and in fiscal 2013, $37,956 of the tax fees were for tax compliance services.
(4)	All other fees for services that are not included under the “Audit,” “Audit-Related” or “Tax” categories during fiscal 2014 were $10,495. There were no other fees for fiscal 2013.

Pre-Approval Policies and Procedures

Our Audit and Finance Committee Charter provides that the Audit and Finance Committee must pre-approve the engagement before an independent auditor is engaged by us or our subsidiaries to render audit or non-audit services. Audit and Finance Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit and Finance Committee regarding our engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the committee is informed of each service provided and such policies and procedures do not include delegation to our management of the committee’s responsibilities under the Securities Exchange Act of 1934, as amended. The Audit and Finance Committee may delegate to one or more designated members of the committee the authority to grant pre-approvals, provided such approvals are presented to the committee at a subsequent meeting. If the Audit and Finance Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit and Finance Committee must be informed of each non-audit service provided by the independent auditor.

Our Audit and Finance Committee reviews both audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services on at least an annual basis. Among other things, the Audit and Finance Committee examines the effect that the performance of non-audit services may have upon the independence of Ernst & Young LLP. All services provided by Ernst & Young LLP in fiscal 2014 and fiscal 2013 were pre-approved by the Audit and Finance Committee after review of each of the services proposed for approval.

Required Vote

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current year. Unless you indicate otherwise, your proxy will vote FOR ratification.

ITEM 3—APPROVAL OF THE AMENDMENT AND RESTATEMENT

OF THE 2004 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the amendment and restatement of the 2004 Plan to: (i) increase the number of authorized shares that can be awarded to our employees, consultants and directors under the 2004 Plan by 20 million shares; (ii) increase the limits on the number of authorized shares that may be awarded to a service provider in a calendar year or during his or her initial 12 months of service; and (iii) require a one-year minimum vesting period for awards granted under the 2004 Plan after April 29, 2015, subject to limited exceptions. The Compensation Committee recommended, and our Board of Directors has unanimously approved, the amendment and restatement of the 2004 Plan, subject to approval by our stockholders.

Stockholder approval of the amended and restated 2004 Plan will also constitute approval of: (i) the performance criteria for performance-based awards that are intended to be deductible by us under Section 162(m) of the Code; (ii) the annual per-participant limits on the number of shares underlying awards that may be granted; and (iii) the classes of participants eligible to receive awards.

Our Named Executive Officers and directors will be eligible to receive awards under the 2004 Plan and therefore have an interest in this proposal. In the event that the amendment and restatement of the 2004 Plan is not approved by our stockholders, the 2004 Plan, which was previously approved by our stockholders, will continue to be in full force in accordance with its terms. We may continue to grant performance-based and other equity awards under the 2004 Plan. Unless you indicate otherwise, your proxy will vote for the approval of the amendment and restatement of the 2004 Plan.

Why the Board is Seeking Approval of the Amended and Restated 2004 Plan

Awards of shares of our common stock are a major part of long-term incentive program for our employees, consultants and directors. As noted in the “Compensation Discussion and Analysis,” above, we have long recognized that having an ownership interest in us is critical to aligning the financial interests of our employees with the interests of our stockholders.

The Board believes it is important to obtain an additional 20 million shares for grant under the 2004 Plan, which is the sole equity compensation plan under which we grant equity compensation awards. In this proxy statement, we refer to any grant from the 2004 Plan as an “Award.”

As of February 20, 2015, under all of our equity compensation plans:

•	stock options covering 32,613,642 shares of our common stock, with a weighted average exercise price of $4.79 and a weighted average remaining term of 3.44 years, were outstanding; and

•	unvested RSUs covering 45,177,782 shares of our common stock were outstanding.

These numbers include shares of our common stock issuable upon the exercise of outstanding performance-based options and vesting of outstanding PRSUs, in each case representing 1,248,108 shares and 9,451,349 shares, respectively, that could be earned assuming target achievement of the applicable performance conditions. For all of our outstanding performance-based options, the target achievement represents the maximum number of shares that could be earned. Assuming maximum achievement of the applicable performance conditions of the outstanding PRSUs, there were unvested PRSUs covering 11,999,969 shares outstanding.

As of February 20, 2015, 11,209,546 shares were available for grant under the 2004 Plan, which is the sole equity compensation plan under which we grant equity awards. We do not believe that this amount is sufficient to meet our anticipated grants of Awards through the date of our 2016 annual meeting of stockholders. As of February 20, 2015, approximately 6,507 or 68% of our employees (including executive officers), consultants and directors were eligible to participate in the 2004 Plan, of which five were executive officers, 11 were non-employee directors and none were consultants. If stockholders do not approve the amendment and restatement of the 2004 Plan, the 2004 Plan will remain in effect until July 31, 2024; however, the shares available for equity-based compensation may be quickly depleted, and we may lose our ability to use equity as a compensation tool. The Board anticipates that the additional shares requested will enable us to fund our current equity compensation program for at least the next year, accommodating anticipated grants related to the hiring, retention and promotion of employees.

The 2004 Plan is also amended to require that no portion of any Award of stock options, SARs, restricted stock units or restricted stock granted after April 29, 2015, will vest before the first anniversary of the date of grant except in connection with the participant’s death, disability or termination of employment, or a change of control. The Compensation Committee may provide for a vesting period of less than one-year if the shorter vesting period is set forth in the award documentation or other agreement between the participant and the Company as of the date of grant; provided, that, the maximum aggregate number of shares covered under Awards of stock options, SARs, RSUs or restricted stock granted after April 29, 2015, that are not subject to the foregoing one-year vesting requirement may not exceed five percent (5%) of the shares that may be authorized for grant under the 2004 Plan (as such authorized number of shares may be adjusted as provided under the terms of the 2004 Plan).

In addition, the 2004 Plan is amended to increase (i) the annual limit on the number of shares covered by Awards granted to a service provider, other than in connection with his or her initial service, to 10 million shares (from 3 million shares), and (ii) the limit on the number of shares covered by Awards granted to a service provider during his or her first twelve months of service to 15 million shares (from 6 million shares) (such limits, the “Individual Award Limits”). The increased Individual Award Limits will provide us greater flexibility in making Awards. There may be circumstances where we consider it in our best interests to make a significant stock award as part of the overall compensation package for an officer or employee (including a stock award subject to a multi-year vesting or performance period), and the increased Individual Award Limits will provide us the ability to do so. Increasing the Individual Award Limits is crucial as we recognize the competitive market conditions for top talent, and the need to retain those individuals who can make the most significant contributions to our future performance. By increasing the Individual Award Limits we believe that we will have the flexibility to grant Awards at the levels necessary to properly compensate and incentivize our key service providers.

In its determination to approve the amendment and restatement of the 2004 Plan, the Board reviewed the burn rate, dilution and overhang metrics disclosed in the section titled “Key Equity Metrics” below.

YOU ARE URGED TO READ THIS ENTIRE PROPOSAL, WHICH EXPLAINS OUR

REASONS FOR SUPPORTING THE 2004 PLAN AMENDMENT AND RESTATEMENT

The Importance of Equity Compensation

The Board believes that long-term equity awards in the form of stock options, RSUs and performance-based awards are an extremely important way to attract and retain key employees, including a talented executive team, and align the employees’ and executives’ interests with our stockholders. The Board also believes that long-term equity compensation is essential to link executive compensation with long-term stockholder value creation. Equity compensation represents a significant portion of the compensation package for our key employees. Since our equity awards generally vest over several years, the value ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting equity awards motivates employees to think and act like owners, rewarding them when value is created for stockholders.

Provisions Designed to Protect Stockholders

The 2004 Plan (as amended and restated) and our governance policies contain a number of provisions that we believe are designed to protect stockholder interests, including:

•	No liberal share counting. The 2004 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of a stock option or to satisfy tax withholding requirements.

•	No repricing of stock options. The 2004 Plan does not permit the repricing of stock options either by amending an existing award or by substituting a new award at a lower price without shareholder approval.

•	One-year minimum vesting period. As discussed above, subject to limited exceptions the 2004 Plan requires a one-year minimum vesting period on Awards of stock options, SARs, RSUs and restricted stock granted after April 29, 2015.

•	No discounted stock options. The 2004 Plan prohibits the granting of stock options with an exercise price less than the fair market value of the common stock on the date of grant.

•	Limitation on term of stock options. The maximum term of each stock option is ten years.

•	Recoupment (or claw-back policy). Under our Worldwide Standards of Business Conduct, we expressly reserve the right to claw-back incentive-based or other compensation (including equity-based compensation) paid to an employee if we are required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting laws. In addition, all equity awards granted to our executive officers include a compensation recovery (“claw-back”) provision.

•	No excise tax gross-up payments. We will not enter into any change in control agreement or arrangement with an executive officer that provides for an excise tax gross-up payment.

•	Stock Ownership Guidelines. Our stock ownership requirements provide that our President and/or Chief Executive Officer should attain an investment position in our common stock having a value that is at least equal to three times his or her base salary, and that our other Named Executive Officers should attain an investment position having a value that is at least equal to one-and-one-half times their base salaries.

•	Anti-hedging policy. Our employees and Directors are not permitted to hedge their economic exposure to our equity securities, meaning that they may not engage in buying or selling puts or calls or short-selling our securities.

Key Equity Metrics

Approval of the amendment and restatement of the 2004 Plan will enable us to compete effectively in the competitive market for employee talent over the coming years, while maintaining reasonable burn rates and overhang. The following table shows key equity metrics under the 2004 Plan:

Key Equity Metrics	2014(1)	Three-Year Average (2012-2014)(2)
Shares Subject to Awards Granted(3)	30,809,845	30,940,019
Gross Burn Rate(4)	4.05%	4.25%
Net Burn Rate(5)	2.57%	2.75%
Dilution at Fiscal Year End(6)	12.38%	11.69%
Overhang at Fiscal Year End(7)	9.98%	9.76%

(1)	Includes (i) no shares of our common stock issuable upon the exercise of performance-based options because no performance-based options were granted in our 2014 fiscal year and (ii) 5,223,327 shares of our common stock issuable from PRSUs granted in our 2014 fiscal year, representing the number of shares that could be earned assuming achievement of the applicable performance conditions at target.
(2)	Includes (i) 1,248,108 shares of our common stock issuable upon the exercise of performance-based options granted in in our 2012, 2013 and 2014 fiscal years and (ii) 10,346,069 shares of our common stock issuable from PRSUs granted in our 2012, 2013 and 2014 fiscal years, in each case representing the number of shares that could be earned assuming achievement of the applicable performance conditions at target.

(3)	Reflects total number of shares subject to Awards granted under the 2004 Plan during the fiscal year (assuming achievement of the applicable performance conditions at target for Awards that are performance-based).
(4)	Gross burn rate is calculated by dividing the total number of shares subject to Awards granted under the 2004 Plan during the fiscal year (assuming achievement of the applicable performance conditions at target for Awards that are performance-based) by the total weighted-average number of shares outstanding during the period and is expressed as a percentage.
(5)	Net burn rate is calculated by dividing the number of shares subject to Awards granted under the 2004 Plan during the fiscal year (assuming achievement of the applicable performance conditions at target for Awards that are performance-based), minus the total number of shares returned to the 2004 Plan through equity awards cancelled or forfeited, by the total weighted-average number of shares of common stock outstanding during the period and is expressed as a percentage.
(6)	Dilution is calculated by dividing the sum of the number of shares of common stock subject to Awards outstanding (assuming achievement of the applicable performance conditions at target for Awards that are performance-based) and the number of shares of common stock available for future grants under the 2004 Plan at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year and is expressed as a percentage.
(7)	Overhang is calculated by dividing the number of shares subject to Awards outstanding under the 2004 Plan at the end of the fiscal year (assuming achievement of the applicable performance conditions at target for Awards that are performance-based) by the number of shares outstanding at the end of the fiscal year and is expressed as a percentage.

Summary of the 2004 Plan

The following paragraphs provide a brief summary of the principal features of the 2004 Plan and its operation. Because the following is a summary, it may not contain all of the information that is important to you. A copy of the 2004 Plan, as amended and restated, is attached as Exhibit A to this proxy statement. The description that follows is qualified in its entirety by reference to the full text of the 2004 Plan as set forth in Exhibit A. The closing price of our common stock on February 20, 2015 was $3.06.

Background and Purpose of the Plan

The 2004 Plan permits the grant of the following types of Awards: (i) non-statutory stock options that are not intended to qualify for favorable tax treatment under Section 422 of the Code, incentive stock options that are intended to qualify for favorable tax treatment under Section 422 of the Code and stock appreciation rights granted at the fair market value of our common stock on the date of grant (“Fair Market Value Awards”), and (ii) restricted stock awards and RSUs (“Full Value Awards”). This amendment and restatement will increase the total number of shares remaining available for grant under the 2004 Plan to 31,209,546 (based on 11,209,546 shares remaining available for grant as of February 20, 2015). If an Award or an award currently outstanding under any of the following prior equity compensation plans: 1995 Stock Plan of NexGen, Inc., 1996 Stock Incentive Plan, 1998 Stock Incentive Plan and 2000 Stock Incentive Plan (collectively, the “Prior Plans”) expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares generally will be returned to the available pool of shares reserved for issuance under the 2004 Plan. As of February 20, 2015, there were 0 shares of our common stock subject to awards outstanding under the Prior Plans. The 2004 Plan is the sole equity compensation plan under which we currently grant equity awards.

The 2004 Plan is intended to attract, motivate and retain employees, consultants and directors who provide significant services to us. The 2004 Plan also is intended to further our growth and profitability.

Administration of the 2004 Plan

The Board or a delegate or committee appointed by the Board (the “Committee”) administers the 2004 Plan. Awards may also be made pursuant to the Outside Director Equity Compensation Policy.

Subject to the terms of the 2004 Plan, the Committee has the sole discretion to select the employees and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule) and interpret the provisions of the 2004 Plan and outstanding Awards. The Committee may delegate any part of its authority and powers under the 2004 Plan to one or more of our directors and/or executive officers, but only the Committee itself can grant Awards to participants who are our executive officers. In addition, Awards that are intended to be qualified performance-based compensation as described under Section 162(m) of the Code may only be granted by a committee comprised exclusively of non-employee independent directors.

If we experience a stock dividend, reorganization or other change in our capital structure, the Committee has the discretion to adjust the number of shares available for issuance under the 2004 Plan, the outstanding Awards and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards; Performance Criteria

The Committee selects the employees and consultants who will be granted Awards under the 2004 Plan. Non-statutory stock options, restricted stock, RSUs and stock appreciation rights may be granted to employees, consultants and directors. Incentive stock options can only be granted to employees. The actual number of individuals who will receive an Award under the 2004 Plan cannot be determined in advance because the Committee has the discretion to select the participants. If stockholders approve the 2004 Plan, as amended and restated, no individual may receive Award(s) covering more than 10 million shares under the 2004 Plan in any calendar year, except that an individual may receive Award(s) covering up to 15 million shares during the first 12 months of service.

In determining whether an Award should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting that it determines to be appropriate. If stockholders approve the 2004 Plan, as amended and restated, however, no portion of any Award of stock options, SARs, restricted stock units or restricted stock granted after April 29, 2015, will vest before the first anniversary of the date of grant except in connection with the participant’s death, disability or termination of service, or a change of control. The Compensation Committee may provide for a vesting period of less than one-year if the shorter vesting period is set forth in the award documentation or other agreement between the participant and the Company as of the date of grant; provided, that, the maximum aggregate number of shares covered under Awards of stock options, SARs, restricted stock units or restricted stock granted after April 29, 2015, that are not subject to the foregoing one-year vesting requirement may not exceed five percent (5%) of the shares that may be authorized for grant under the 2004 Plan (as such authorized number of shares may be adjusted as provided under the terms of the 2004 Plan).

The Committee may decide to grant an Award only if the participant satisfies performance goals established by the Committee. The Committee may set performance periods and performance goals that differ from participant to participant. The Committee may choose performance goals based on either Company-wide or business unit results, as deemed appropriate in light of the participant’s specific responsibilities. For purposes of qualifying Awards as performance-based compensation under Section 162(m) of the Code, the Committee may (but is not required to) specify performance goals for the entire Company and/or a business unit. Currently, performance goals may be based on the following, which may be measured on a GAAP or non-GAAP basis: net income, operating income, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, return on investment, return on capital, return on invested capital, return on capital compared to cost of capital, return on capital employed, return on equity, return on assets, return on net assets, total stockholder return, cash return on capitalization, revenue, revenue ratios (per employee or per customer), stock price, market share, stockholder value, net cash flow, cash flow, cash flow from operations, cash balance, cash conversion cycle, cost reductions and cost ratios (per employee or per customer), new product releases and strategic positioning programs, including the achievement of specified milestones or the completion of specified projects. The performance goals may differ from participant to participant and from Award to Award. Such performance goals also may (but is not required to) be based solely by reference to the performance of the individual, the Company as a whole or any subsidiary, division, business segment or business unit of the Company, or any combination thereof or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to a peer group of other companies. Unless otherwise stated, a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee, in its sole discretion, may provide that one or more objectively determinable adjustments will be made to one or more of the performance goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle, (ii) items relating to financing activities, (iii) expenses for restructuring or productivity initiatives,

(iv) other non-operating items, (v) items related to acquisitions, (vi) items attributable to the business operations of any entity we acquire during the applicable performance period, (vii) items related to the disposal of a business or segment of a business, (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards, (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the applicable performance period, (x) any other items of significant income or expense which are determined to be appropriate adjustments, (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets, (xiii) items that are outside the scope of our core, on-going business activities, (xiv) items related to acquired in-process research and development, (xv) items relating to changes in tax laws, (xvi) items relating to major licensing or partnership arrangements, (xvii) items relating to asset impairment charges, (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements, or (xix) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions. To the extent that the Committee determines it to be desirable for Awards granted under the 2004 Plan to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the performance goals will be set by the Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Code and the regulations thereunder.

After the end of each performance period, a determination will be made as to the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual Award (if any) for each participant will be determined by the level of actual performance.

Fair Market Value Awards

Under the 2004 Plan, the Committee can make the following Fair Market Value Awards:

Stock Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Under the 2004 Plan, the Committee may grant non-statutory and incentive stock options. The Committee determines the number of shares covered by each option.

The exercise price of the shares subject to each non-statutory stock option and incentive stock option cannot be less than 100 percent of the fair market value of our common stock on the date of the grant. The 2004 Plan prohibits any repricing of options after their grant, other than with stockholder approval.

Any option granted under the 2004 Plan cannot be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of the grant. Options become exercisable at the times and on the terms established by the Committee. Options granted under the 2004 Plan expire at the times established by the Committee, but not later than ten years after the grant date.

The exercise price of each option granted under the 2004 Plan must be paid in full at the time of the exercise. The Committee may also permit payment by check, the tender of shares that are already owned by the participant, a broker-assisted cashless exercise, any combination of the foregoing or by any other means that the Committee determines to be consistent with the purpose of the 2004 Plan.

Stock Appreciation Rights.  Awards of stock appreciation rights may be granted pursuant to the 2004 Plan. The Committee determines the terms and conditions of stock appreciation rights. However, no stock appreciation right may be granted with an exercise price that is less than fair market value of our common stock on the date of grant or have a term of over ten years from the date of grant. Upon exercising a stock appreciation right, the holder of such right shall be entitled to receive payment from us in an amount determined by multiplying (i) the difference between the closing price of a share of our common stock on the date of exercise and the exercise price by (ii) the number of shares with respect to which the stock appreciation right is exercised. Our obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Committee may determine. The Committee may choose to grant stock appreciation rights in tandem with the grant of stock options, such that the exercise of either the stock option or the stock appreciation right would cancel the other.

Awards to Non-Employee Directors

Non-employee directors’ initial and annual equity awards are made in the form of RSUs. See “Directors’ Compensation and Benefits,” above, for a discussion of our Outside Director Equity Compensation Policy.

Full Value Awards

Under the 2004 Plan, the Committee can make the following Full Value Awards:

Restricted Stock.  Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Committee. The purchase price for an award of restricted stock is $0.00 per share. The Committee determines the number of shares of restricted stock granted to any employee or consultant and any terms and conditions that must be satisfied, including vesting conditions and/or satisfaction of performance goals. Once the restricted stock is issued, voting, dividend and other rights as a stockholder will exist with respect to the restricted stock. However, the restricted stock will not be transferable until the restricted stock vests.

Restricted Stock Units.  RSUs obligate us to pay the recipient of the award a value equal to the fair market value of a specific number of shares of our common stock in the future if the terms and conditions scheduled by the Committee are satisfied. Payment under an RSU may be made in cash or in shares of our common stock. The purchase price for the shares is $0.00 per share. The Committee determines the number of shares that are subject to such RSUs and any terms and conditions that must be satisfied, including vesting conditions and/or satisfaction of performance goals. A holder of an RSU does not have any rights as a stockholder until shares of common stock, if any, are issued with respect to the RSU. Payment under a RSU will be made at a time that is permissible under or exempt from Section 409A of the Code. The Committee may permit a participant to defer the receipt of cash or shares pursuant to a RSU under the 2004 Plan. Any such deferral will be administered as determined by the Committee and in a manner that is intended to comply with Section 409A of the Code.

Change of Control

In the event of a merger or sale of substantially all of our assets, our successor will either assume or provide a substitute award for each outstanding Award. In the event our successor refuses to assume or provide a substitute award, the Committee is required to provide at least 15 days’ notice that the Award will immediately vest and become exercisable, as applicable, as to all of the shares subject to such Award and that such Award will terminate upon the expiration of such notice period. Notwithstanding, in the event of our change of control, the Awards described under “Awards to Non-Employee Directors,” above, will immediately vest in full.

If, within one year after a change of control, a participant’s employment is terminated for any reason other than for misconduct (as defined in the 2004 Plan) or, with respect to certain participants who are executive officers, there is a constructive termination of their employment, all Awards held by that participant become fully vested (unless otherwise specified in the participant’s Award agreement, employment agreement or other agreement with us, see “Severance and Change in Control Arrangements,” above). A constructive termination generally occurs if the executive officer resigns because of a diminution or adverse change in his or her conditions of employment. In general, a “change of control” will be deemed to have occurred upon the acquisition of more than 20 percent of either the then-outstanding shares of our common stock or the combined voting power of our then outstanding securities, a change in the majority of the Board over a two-year period (generally excluding any new directors approved by two-thirds of the existing members of the Board), certain mergers or corporate transactions in which we are not the surviving entity, our liquidation or a sale of substantially all of our assets.

Non-Transferability of Awards

Unless a participant’s employment or award agreement provides otherwise, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the participant, only by the participant.

Federal Tax Aspects

The following is a general summary under current law of the material federal income tax consequences of the grant, vesting and exercise of Awards under the 2004 Plan. This summary deals with general tax principles that apply only to employees who are citizens or residents of the United States and is provided only for general information purposes. The following discussion does not address the tax consequences of Awards that may be subject to and do not comply with the rules and guidance issued pursuant to Section 409A of the Code. Section 409A has implications that affect traditional deferred compensation plans, as well as certain equity awards. Accordingly, additional adverse tax consequences could apply to certain equity awards as a result of Section 409A based on the terms of the equity awards or modifications that have been made to the provisions of the equity awards.

The following discussion does not purport to be complete, and does not cover, among other things, federal employment tax and state and local income and employment tax treatment of participants in the 2004 Plan. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of personal investment circumstances. This summarized tax information is not tax advice.

Incentive Stock Options

No taxable income is reportable when an incentive stock option is granted to a participant, when that option vests or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for a participant for purposes of the alternative minimum tax, unless the participant sells or otherwise disposes of the shares in the year of exercise. Gain realized on the sale of shares issued under an incentive stock option is taxable at capital gains rates, unless the participant disposes of the shares within (i) two years after the date of grant of the option or (ii) within one year of the date the shares were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year or two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the options’ exercise will be taxed at ordinary income rates. If the participant sells or otherwise disposes the shares before the end of the one-year or two-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the participant recognizes on the disposition of the shares.

Non-Statutory Stock Options

No taxable income is reportable when a non-statutory stock option is granted to a participant or when the option vests. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant or when the stock appreciation right vests. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of any shares issued would be capital gain or loss.

Restricted Stock

Generally, a participant will not have taxable income upon grant of restricted stock. Instead, he or she will recognize ordinary income, if any, at the time of vesting equal to the fair market value of the shares received (determined as of the date of vesting) minus any amount paid for the shares.

Restricted Stock Units

A participant will generally not recognize taxable income at the time of the grant of a RSU or when the RSU vests. When an award is paid (whether it is at or after the time that the award vests), the participant will recognize ordinary income. In the event of an award that is paid or settled at a time following the vesting date, income tax may be deferred beyond vesting and until shares are actually delivered or payment is made to the participant if deferred in compliance with the timing of distributions and other requirements under Section 409A of the Code.

Gain or Loss on Sale or Disposition of Shares

In general, gain or loss from the sale or disposition of shares granted or awarded under the 2004 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Withholding

Where an award results in income subject to withholding, we may require the participant to remit the withholding amount to us or cause shares of common stock to be withheld or sold in order to satisfy the tax withholding obligations.

Tax Effect for Us

Generally we will be entitled to a tax deduction in connection with an Award under the 2004 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a non-statutory stock option), provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Special rules under Section 162(m) of the Code limit the deductibility of compensation paid by a public company during a tax year to its chief executive officer and its other three most highly compensated executive officers (other than its chief financial officer) for that tax year. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. However, under Section 162(m) of the Code qualifying performance-based compensation, including income from stock options and other performance based awards, may be deductible if the conditions of Section 162(m) are met. These conditions include, among other things, stockholder approval of the material terms of the 2004 Plan as discussed above, setting limits on the number of Awards that any individual may receive and establishing performance criteria that must be met before the Award (other than certain stock options) actually will vest or be paid. The 2004 Plan has been designed to permit the Committee in its discretion to grant Awards which may qualify as performance-based for purposes of satisfying the conditions of Section 162(m) which may permit us to receive a federal income tax deduction in connection with such Awards.

Stockholder approval of the 2004 Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the 2004 Plan to qualify for the “performance-based” compensation exemption under Section 162(m), and submission of the material terms of the Amended Plan’s performance goals for stockholder approval should not be viewed as a guarantee that we will be able to deduct all compensation under the Amended Plan. Nothing in this proposal precludes us or the Compensation Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

Additionally, under the so-called “golden parachute” provisions of Section 280G of the Code, the accelerated vesting of options and benefits paid under other Awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible by us.

Amendment and Termination of the 2004 Plan and Prohibition on Repricing or Exchange of Awards Without Stockholder Approval

The Board generally may amend or terminate the 2004 Plan at any time and for any reason; provided, however, that the Board cannot reprice or otherwise exchange awards under the 2004 Plan, amend the 2004 Plan to increase the number of shares available under the 2004 Plan or change the class of employees eligible to participate in the 2004 Plan without stockholder consent. Under the terms of the 2004 Plan, the 2004 Plan will continue in effect until July 31, 2024.

New Plan Benefits

If stockholders approve the amendment and restatement of the 2004 Plan, we expect the Board to grant a PRSU award to Dr. Su covering a target number of 230,364 shares, as shown in the New Plan Benefits table below, to return her equity compensation to the level it should have been before her Excess Awards were voided and rescinded, as discussed above under “Compensation Discussion and Analysis—Dr. Su’s Employment Agreement.” Aside from this expected Award to Dr. Su, the amount, if any, of equity compensation to be awarded to our employees (including executive officers), consultants and directors is determined from time to time by the Compensation Committee or the Board, as applicable, and is not presently determinable.

Historically, our non-employee directors have received annual equity grants under the 2004 Plan, pursuant to our Outside Director Equity Compensation Policy. See “Directors’ Compensation and Benefits” above for additional information about these equity grants.

New Plan Benefits Table

Name and Position	Number of Units (#)
Lisa T. Su, President and Chief Executive Officer	230,364
Rory P. Read, Former President and Chief Executive Officer	*
Devinder Kumar, Senior Vice President and Chief Financial Officer	*
Forrest E. Norrod, Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group	*
Mark D. Papermaster, Chief Technology Officer and Senior Vice President, Technology and Engineering	*
John Byrne, Senior Vice President and General Manager, Computing and Graphics Business Group	*
Executive Group	*
Non-Executive Director Group	*
Non-Executive Officer Employee Group	*

*	Not presently determinable.

The following table sets forth, as of February 20, 2015, summary information concerning the number of shares of our common stock subject to stock options and RSUs made under the 2004 Plan to our Named Executive Officers, director nominees, all executive officers as a group, all current directors who are not executive officers as a group, all associates of any of such director nominees, executive officers or director, all other persons who received or is to receive 5% of such options or RSUs and all employees, including current officers who are not executive officers, as a group:

Name and Position	Number of Shares Underlying Option Grants (#)	Number of Shares Underlying Performance- Based Option Grants (#)(1)	Number of Shares Underlying RSU Grants (#)	Number of Shares Underlying Performance- Based RSU Grants (#)(1)
Lisa T. Su, President and Chief Executive Officer	3,426,218	—	1,634,345	4,078,086
Rory P. Read, Former President and Chief Executive Officer	4,540,687	739,000	1,934,548	4,041,278
Devinder Kumar, Senior Vice President and Chief Financial Officer	1,991,290	—	1,189,719	1,024,893
Forrest E. Norrod, Senior Vice President and General Manager, Enterprise, Embedded and Semi-Custom Business Group	447,957	—	548,971	548,971
Mark D. Papermaster, Chief Technology Officer and Senior Vice President, Technology and Engineering	1,324,219	—	1,410,430	1,227,114
John Byrne, Senior Vice President and General Manager, Computing and Graphics Business Group	1,242,543	—	735,804	1,439,292
Bruce L. Claflin, Director	100,000	—	584,813	—
W. Michael Barnes, Director	100,000	—	279,066	—
John E. Caldwell, Director	50,000	—	279,066	—
Henry WK Chow, Director	—	—	173,817	—
Nora M. Denzel, Director	—	—	80,855	—
Nicholas M. Donofrio, Director	—	—	222,816	—
Martin L. Edelman, Director	—	—	99,512	—
John R. Harding, Director	—	—	145,692	—
Joseph A. Householder, Director	—	—	44,589	—
Michael J. Inglis, Director	—	—	80,855	—
Ahmed Yahia, Director	—	—	145,692	—
All current executive officers as a group (5 persons)	8,666,178		5,956,119	7,673,850
All current directors who are not executive officers as a group (11 persons)	250,000		2,136,773	—
All associates of any of such director nominees, executive officers or directors	—	—	—	—
All other persons who received or is to receive 5% of such options or RSUs	—	—	—	—
All employees, including current officers who are not executive officers, as a group	82,731,982	1,987,108	115,169,742	13,823,846

(1)	Includes the number of shares of our common stock that could be earned assuming maximum achievement of the applicable performance conditions.

Summary

We believe strongly that the approval of the amendment and restatement of the 2004 Plan is essential to our success. Awards such as those provided under the 2004 Plan constitute an important incentive for our key employees and other service providers and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that the amendment and restatement of the 2004 Plan is essential for us to compete for talent in the very difficult labor markets in which we operate.

Required Vote

The proposal to amend and restate the 2004 Plan requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan. Unless you indicate otherwise, your proxy will vote FOR the amendment and restatement.

ITEM 4—APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

We are seeking an advisory vote from our stockholders to approve the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you indicate otherwise, your proxy will vote for the approval of the compensation paid to the Named Executive Officers.

The Compensation Committee, with assistance from its independent executive compensation consultant and counsel, has structured our executive compensation program to reflect our “pay-for-performance” philosophy. A significant portion of the compensation opportunities provided to the Named Executive Officers are dependent on our financial performance, which are intended to drive the creation of stockholder value. The Compensation Committee intends to continue to emphasize responsible compensation arrangements that attract, retain and motivate high caliber executive officers, motivate these executive officers to achieve our short-term and long-term business strategies and objectives and support career development and succession goals.

We have determined to hold a “say-on-pay” advisory vote every year. In accordance with this determination and Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, you have the opportunity to vote “for” or “against,” or to “abstain” from voting on, the following non-binding resolution relating to executive compensation:

“Resolved, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2015 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and the narrative discussion of such proxy statement.”

In deciding how to vote on this proposal, you are encouraged to consider our executive compensation philosophy and objectives and the elements of our executive compensation program, as contained in “Compensation Discussion and Analysis” above, as well as the following principles of our executive compensation program and other information:

•	Pay-for-Performance is Important. The Compensation Committee places a strong emphasis on performance-based compensation. To this end, approximately 90% of Dr. Su’s, 90% Mr. Read’s and 85% of the other Named Executive Officer’s, (excluding Mr. Norrod, who began employment in October 2014), aggregate total direct compensation opportunity (i.e., base salary, annual target cash performance bonus opportunity and target value of annual long-term equity awards, but excluding special retention awards, non-recurring new hire awards and promotional awards) for 2014 was in the form of a cash performance bonus and long-term equity awards.

•	Claw-Back Provisions and Policies in Effect. In addition to the adoption of other related policies, the Compensation Committee has implemented “claw-back” provisions and policies applicable to equity awards granted since May 2010 to employees at or above the senior vice president level, which includes all of the Named Executive Officers.

•	Pay Practices Aligned with Sound Risk Management. The Compensation Committee endeavors to structure our executive compensation program to motivate and reward the Named Executive Officers for appropriately balancing opportunity and risk, such as investing in key initiatives designed to advance our growth in existing and new markets while at the same time avoiding pay practices that encourage excessive risk-taking. In connection with the Compensation Committee’s review of our compensation policies and practices for all employees in general, the Compensation Committee concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

•	Stock Ownership Guidelines in Effect. Our stock ownership requirements are designed to increase the Named Executive Officers’ stakes in us and to align their interest more closely with those of our stockholders. As of December 27, 2014, each of the Named Executive Officers were on track to comply with our stock ownership guidelines.

•	Policies Intended to Comport to Best Practices with respect to Change in Control Payments in Effect. During fiscal 2014, the Compensation Committee continued to adhere to the executive compensation policies it previously adopted, namely, the Compensation Committee will not approve any change in control arrangement that provides for excise tax gross-ups or cash severance payments in excess of (i) two times the sum of the executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which termination occurs.

Required Vote

Approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or us, the Board and the Compensation Committee values the opinions of our stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding our executive compensation program. Unless the Board or the Compensation Committee modifies the determination on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at our 2015 Annual Meeting of stockholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you indicate otherwise, your proxy will vote FOR the approval of the compensation paid to the Named Executive Officers.

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the information in the “Compensation Committee Report” and “Audit and Finance Committee Report” of this proxy statement will not be incorporated by reference into any such filings, nor will it be deemed to be soliciting material or deemed filed with the SEC under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended. In addition, information contained on our Web site is not incorporated by reference in, or considered to be a part of, this proxy statement.

AVAILABLE INFORMATION

Our Annual Report, which includes our audited financial statements for the fiscal year ended December 27, 2014, has accompanied this proxy statement. You may also access a copy of our Annual Report at www.proxyvote.com and on the Investor Relations pages of our Web site at www.amd.com or ir.amd.com. Upon your request, we will provide, without any charge, a copy of our most recent Annual Report on Form 10-K filed with the SEC. Requests should be directed to our Secretary at Advanced Micro Devices, Inc., One AMD Place, Sunnyvale, California 94088 or by email to Corporate.Secretary@amd.com.

Important notice regarding Internet availability of proxy materials: This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 27, 2014 are available at www.proxyvote.com and on the Investor Relations pages of our Web site at www.amd.com or ir.amd.com.

AMD, the AMD arrow logo and combinations thereof are either trademarks or registered trademarks of Advanced Micro Devices, Inc. Other product and company names used in this publication are for identification purposes only and may be trademarks of their respective companies.

Exhibit A

ADVANCED MICRO DEVICES, INC.

2004 EQUITY INCENTIVE PLAN

(Amendment and Restatement Adopted by the Board of Directors on March 22, 2006)

(Approved by the Stockholders on May 5, 2006)

(Amendment Adopted by the Board of Directors on October 13, 2006)

(Second Amendment and Restatement Adopted by the Board of Directors on February 26, 2009)

(Approved by Stockholders on May 7, 2009)

(Third Amendment and Restatement Adopted by the Board of Directors on March 5, 2010)

(Approved by Stockholders on April 29, 2010)

(Fourth Amendment and Restatement Adopted by the Board of Directors on March 14, 2012)

(Approved by Stockholders on May 10, 2012)

(Fifth Amendment and Restatement Adopted by the Board of Directors on March 16, 2013)

(Approved by Stockholders on July 12, 2013)

(Sixth Amendment and Restatement Adopted by the Board of Directors on March 19, 2014)

(Approved by Stockholders on May 8, 2014)

(Seventh Amendment and Restatement Adopted by the Board of Directors on February 12, 2015)

1.	Purposes of the Plan. The purposes of this 2004 Equity Incentive Plan (the “Plan”) are:

•	to attract and retain the best available personnel,

•	to compete effectively for the best personnel, and

•	to promote the success of the Company’s business by motivating Employees, Directors and Consultants to superior performance.

Awards granted under the Plan may be Nonstatutory Stock Options (NSOs), Incentive Stock Options (ISOs), Stock Appreciation Rights (SARs), Restricted Stock, or Restricted Stock Units (RSUs), as determined by the Administrator at the time of grant.

2.	Definitions. As used herein, the following definitions shall apply:

(a)	“Administrator” means the Board or any of its delegates, including committees, administering the Plan, in accordance with Section 4 of the Plan.

(b)

“Affiliate” means any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of thirty percent (30%) or more; provided, however, that with respect to Awards granted on or after May 5, 2006 “Affiliate” shall mean any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of more than fifty percent (50%).

(c)

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

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(d)	“Award” means, individually or collectively, a grant under the Plan of NSOs, ISOs, SARs, Restricted Stock, or RSUs.

(e)

“Award Documentation” means any written agreement or documentation published by the Company setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Documentation is subject to the terms and conditions of the Plan.

(f)	“Awarded Stock” means the Common Stock subject to an Award.

(g)	“Board” means the Board of Directors of the Company or its delegate.

(h)	“Change of Control” Unless otherwise defined in Award Documentation or a Participant’s employment agreement, the term “Change of Control” shall mean any of the following events:

(i)

any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including the securities beneficially owned by such person any securities acquired directly from the Company or any of its Affiliates) representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities;

(ii)

during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (ii) of this sentence) whose appointment, election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

(iii)

there is consummated a merger or consolidation of the Company or subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or

(iv)

the stockholders of the Company approve a plan of complete liquidation of the Company and such plan of complete liquidation of the Company is consummated or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing: (y) unless otherwise provided in a Participant’s employment agreement, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record

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holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (z) unless otherwise provided in a Participant’s employment agreement, “Change of Control” shall exclude the acquisition of securities representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

(i)	“Code” means the Internal Revenue Code of 1986, as amended.

(j)	“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(k)	“Common Stock” means the common stock of the Company.

(l)	“Company” means Advanced Micro Devices, Inc., a Delaware corporation.

(m)

“Constructive Termination” shall mean a resignation by a Participant who has been selected by the Board as a corporate officer of the Company due to diminution or adverse change in the circumstances of such Participant’s service as such a corporate officer, as determined in good faith by the Participant; including, without limitation, reporting relationships, job description, duties, responsibilities, compensation, perquisites, office or location of employment. Constructive Termination shall be communicated by written notice to the Company (or successor to the Company), and such termination shall be deemed to occur on the date such notice is so delivered.

(n)	“Consultant” means any natural person, including an advisor, engaged by the Company or Affiliate to render services to such entity.

(o)	“Director” means a member of the Board of Directors of Advanced Micro Devices, Inc.

(p)	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(q)

“Employee” means any person, including Officers and Directors, who is an employee of the Company or any Affiliate. An Employee shall not cease to be treated as an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Affiliate, or any successor corporation. Neither service as a Director nor payment of a director’s fee by the Company or any Affiliate shall be sufficient to constitute status as an Employee.

(r)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) for such date, or if no bids or sales were reported for such date, then the closing

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sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported by Bloomberg.com or such other source as the Administrator deems reliable;

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for such date, or if no bid or asked prices were reported for such date, then the bid and asked prices on the date immediately prior to such date during which bid and asked prices were reported; or

(iii)	In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Administrator.

(t)	“Incentive Stock Option” or “ISO” means an option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u)

“Independent Director” means a Director of the Company who is not also an Employee of the Company and who qualifies as an “outside director” for purposes of Section 162(m) of the Code, and/or as a “Non-Employee Director” for purposes of Section 16(b) of the Exchange Act.

(v)	“Misconduct” means a Participant is determined by the Administrator to have:

(i)	committed an act of theft, embezzlement, fraud, dishonesty or other criminal act,

(ii)	breached a fiduciary duty owed to the Company (or Affiliate),

(iii)	deliberately disregarded rules of the Company (or Affiliate),

(iv)	made any unauthorized disclosure of any of the trade secrets or confidential information of the Company (or Affiliate),

(v)	engaged in any conduct constituting unfair competition with the Company (or Affiliate),

(vi)	induced any customer of the Company (or Affiliate) to break any contract with the Company (or Affiliate), or

(vii)	induced any principal for whom the Company (or Affiliate) acts as agent to terminate such agency relationship

(w)	“Nonstatutory Stock Option” or “NSO” means an Option not intended to qualify as an Incentive Stock Option.

(x)	“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Documentation.

(y)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

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(z)	“Option” means an NSO or ISO granted pursuant to Section 8 of the Plan.

(aa)

“Option Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(bb)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc)	“Participant” means the holder of an outstanding Award granted under the Plan.

(dd)

“Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement, measured on a generally accepted accounting principles (GAAP) or non-GAAP basis, relating to net income, operating income, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, return on investment, return on capital, return on invested capital, return on capital compared to cost of capital, return on capital employed, return on equity, return on assets, return on net assets, total shareholder return, cash return on capitalization, revenue, revenue ratios (per employee or per customer), stock price, market share, shareholder value, net cash flow, cash flow, cash flow from operations, cash balance, cash conversion cycle, cost reductions and cost ratios (per employee or per customer), new product releases and strategic positioning programs, including the achievement of specified milestones or the completion of specified projects. The Performance Goals may differ from Participant to Participant and from Award to Award. Such Performance Goals also may (but is not required to) be based solely by reference to the performance of the individual, the Company as a whole or any subsidiary, division, business segment or business unit of the Company, or any combination thereof or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to a peer group of other companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the applicable performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the applicable performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions.

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To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, such Performance Goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

(ee)	“Plan” means this Advanced Micro Devices, Inc. 2004 Equity Incentive Plan, as amended and restated.

(ff)

“Restricted Stock” means shares of Common Stock granted pursuant to Section 10 of the Plan that are subject to vesting, if any, based on continuing as a Service Provider and/or based on Performance Goals.

(gg)	“Restricted Stock Unit” or “RSU” means an Award, granted pursuant to Section 11 of the Plan.

(hh)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii)	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option that is granted pursuant to Section 9 of the Plan.

(jj)	“Section 16(b)” means Section 16(b) of the Exchange Act.

(kk)	“Service Provider” means an Employee, Director or Consultant; subject to the limitations in Section 12 of the Plan with regard to Awards granted to Outside Directors.

(ll)	“Share” means each share of Common Stock reserved under the Plan or subject to an Award, and as adjusted in accordance with Section 15(a) of the Plan.

(mm)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Stock Subject to the Plan.

(a)

Reserve. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 189,150,000 Shares plus: (i) the number of shares of Common Stock reserved under the Company’s the 1995 Stock Plan of NexGen, Inc., 1996 Stock Incentive Plan, the 1998 Stock Incentive Plan and the 2000 Stock Incentive Plan (the “Prior Plans”) that are not subject to outstanding awards under the Prior Plans on April 29, 2004 (the “Effective Date”), and (ii) the number of shares of Common Stock that are released from, or reacquired by the Company from, awards outstanding under the Prior Plans at the Effective Date. Shares reserved under this Plan that correspond to shares of Common Stock covered by part (ii) of the immediately preceding sentence shall not be available for grant and issuance pursuant to this Plan except as such shares of Common Stock cease to be subject to such outstanding awards, or are repurchased at the original issue price by the Company, or are forfeited. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)

Reissuance. If Shares are: (i) subject to an Award that terminates without such Shares being issued, or (ii) issued pursuant to an Award, but are repurchased at the original issue price by the Company, or (iii) forfeited; then such Shares will again be available for grant and issuance under this Plan. At all times the Company will reserve and keep available the number of Shares necessary to satisfy the requirements of all Awards then vested and outstanding under this Plan.

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To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3(b), no Shares may again be optioned, granted or awarded if such action would cause an ISO to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)

Non-Reissuance. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Shares authorized for grant under this Section 3: (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award and (iii) Shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR.

4.	Administration of the Plan.

(a)	Procedure.

(i)

Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption of “performance-based compensation” under Section 162(m) of the Code and related regulations.

(ii)

Rule 16b-3. To the extent that the Administrator determines it to be desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)	Other Administration. Other than as provided above, the Plan shall be administered by the Administrator in a manner to satisfy Applicable Laws.

(b)

Powers of the Administrator. Subject to the provisions of the Plan, including, without limitation Section 17, and in the case of a Board delegate, subject to the specific duties delegated by the Board to such Board delegate, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value as defined above;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)	to approve forms of agreement and documentation for use under the Plan;

(v)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised (which may be based on performance criteria), transferability, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation

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regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)	to modify or amend each Award (subject to Section 17 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options or SARs;

(ix)

to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)	to ensure that all Awards granted pursuant to the Plan comply with or are exempt from the provisions of Section 409A of the Code; and

(xii)	to make all other determinations deemed necessary or advisable for administering the Plan.

(c)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants.

5.

Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may only be granted to employees of the Company and any Parent or Subsidiary of the Company.

6.	Limitations on Awards.

(a)

No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing their relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause or to adjust the compensation of any Participant.

(b)	Vesting; Exercise; Rights as a Stockholder; Effect of Exercise.

(i)

Any Award granted hereunder shall be exercisable or vest according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Documentation, including, without

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limitation, Participant’s continuous status as a Service Provider and/or Participant’s satisfaction of Performance Goals. Notwithstanding any other provision of the Plan to the contrary, Awards of Options, SARs, Restricted Stock Units and Restricted Stock granted after April 29, 2015, shall not vest earlier than the date that is one year following the date the Award is made; provided, however, that notwithstanding the foregoing, (A) the Administrator may provide that such vesting restrictions may lapse or be waived upon the Participant’s death, Disability or termination of service, or upon a Change of Control, and (B) Awards of Options, SARs, Restricted Stock Units and Restricted Stock granted after April 29, 2015, that result in the issuance of an aggregate of up to five percent (5%) of the Shares that may be authorized for grant under Section 3(a) of the Plan (as such authorized number of Shares may be adjusted as provided under the terms of the Plan) may be granted to any one or more Participants without respect to such minimal vesting provisions. The vesting schedule shall be set forth in the Award Agreement.

(ii)

An Award may not be exercised for a fraction of a Share. An Award shall be deemed exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Documentation) from the person entitled to exercise the Award. The Participant must remit to the Company full payment for the Shares with respect to which the Award is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Documentation and the Plan. Shares issued upon exercise of an Award shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and Participant’s spouse, or after the death of the Participant in the name of the Participant’s beneficiaries or heirs or as directed by the executor of Participant’s estate under Applicable Laws.

(iii)

Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised or vests. No adjustment of an Award will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15(a) of the Plan or specified in such Award’s Award Documentation.

(iv)

Exercising an Award in any manner that results in the issuance of Shares shall decrease the number of Shares thereafter available, both for purposes of the Plan and for issuance under the Award, by the number of Shares as to which the Award is exercised.

(c)

Misconduct. If a Participant is determined by the Administrator to have committed Misconduct then, unless otherwise provided in a Participant’s agreement for services as a Service Provider, neither the Participant, the Participant’s estate nor such other person who may then hold any Award granted to the Participant shall be entitled to exercise any such Award with respect to any Shares, after termination of status as a Service Provider, whether or not the Participant may receive from the Company (or Affiliate) payment for: vacation pay, services rendered prior to termination, services rendered for the day on which termination occurs, salary in lieu of notice, or any other benefits. In making such determination, the Administrator shall give the Participant an opportunity to present evidence to the Administrator. Unless otherwise provided in a Participant’s agreement for services as a Service Provider, termination of status as a

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Service Provider shall be deemed to occur on the date when the Company (or Affiliate) dispatches notice or advice to the Participant that status as a Service Provider is terminated.

(d)	162(m) Limitations.

(i)	Except in connection with his or her initial service, no Service Provider shall be granted, in any calendar year, Awards covering in the aggregate more than 10,000,000 Shares.

(ii)

In connection with his or her initial service, a Service Provider may be granted Awards covering in the aggregate up to 15,000,000 Shares in the first twelve (12) months of such Service Provider’s service, rather than the limit set forth in subsection (i) above.

(iii)	The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15(a).

(iv)

If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 15(b), the cancelled Award will be counted against the limits set forth in subsections (i) and (ii) above.

(e)	Tax Withholding.

(i)

Where, in the opinion of counsel to the Company, the Company has or will have an obligation to withhold foreign, federal, state or local taxes relating to the exercise of any Award, the Administrator may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Company. With respect to the exercise of an Award, the Company may require the payment of such taxes before Shares deliverable pursuant to such exercise are transferred to the holder of the Award.

(ii)

With respect to the exercise of an Award, a Participant may elect (a “Withholding Election”) to pay the minimum statutory withholding tax obligation by the withholding of Shares from the total number of Shares deliverable pursuant to the exercise of such Award, or by delivering to the Company a sufficient number of previously acquired shares of Common Stock, and may elect to have additional taxes paid by the delivery of previously acquired shares of Common Stock, in each case in accordance with rules and procedures established by the Administrator. Previously owned shares of Common Stock delivered in payment for such additional taxes may be subject to conditions as the Administrator may require. The value of each Share withheld, or share of Common Stock delivered, shall be the Fair Market Value per share of Common Stock on the date the Award becomes taxable. All Withholding Elections are subject to the approval of the Administrator and must be made in compliance with rules and procedures established by the Administrator.

7.	Term of Plan. The Plan shall continue in effect until July 31, 2024, unless terminated earlier under Section 17 of the Plan.

8.	Options.

(a)	Term of Options. The term of each Option shall be not greater than ten (10) years from the date it was granted.

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(b)	Option Exercise Price and Consideration.

(i)	Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(ii)

In the case of an ISO granted to any Employee who, at the time the ISO is granted owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(iii)

In the case of an ISO granted to any Employee other than an Employee described in subsection (ii) immediately above, the per Share price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

(iv)	In the case of a NSO, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(v)

The exercise price for the Shares to be issued pursuant to an already granted Option may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

(c)

Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(i)	Check;

(ii)	other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iii)	broker-assisted cashless exercise; or

(iv)	any combination of the foregoing methods of payment; or

(v)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d)

Termination of Relationship as Service Provider. When a Participant’s status as a Service Provider terminates, other than from Misconduct, death or Disability, the Participant’s Option may be exercised within the period of time specified in the Option Agreement to the extent that the Option is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the Option) not to exceed five (5) years (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified period of time in the Plan or the Award Documentation, the Option shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider. If, on the date of termination, such Participant’s Option is not fully vested, then the unvested Shares shall revert to the Plan. If, after termination, the Participant’s Option is not fully exercised within the time

11

specified, then the unexercised Shares covered by such Option shall revert to the Plan and such Option shall terminate.

(e)

Death or Disability of Participant. If a Participant’s status as a Service Provider terminates from death or Disability, then the Participant or the Participant’s estate, or such other person as may hold the Option, as the case may be, shall have the right for a period of twelve (12) months following the date of death or termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the Option to the extent the Participant was entitled to exercise such Option on the date of death or termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of death or Disability but before expiration of the Option), provided the actual date of exercise is in no event after the expiration of the term of the Option. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an Option by reason of the Participant’s death or Disability.

(f)

Events Not Deemed Terminations: Unless otherwise provided in a Participant’s agreement for services as a Service Provider, such Participant’s status as a Service Provider shall not be considered interrupted in the case of (i) a leave of absence (approved by the Administrator) by a Participant who intends throughout such leave to return to providing services as a Director, Employee, or Consultant; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Administrator, provided such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or among the Company and its Affiliates. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Option while on a leave described in subparts (i) through (v) above and/or resumption of vesting on return from such leave as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option.

(g)

ISO Rules. The Option Agreement for each ISO shall contain a statement that the Option it documents is an ISO. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which all ISOs held by a Participant are exercisable for the first time by such Participant during any calendar year exceeds $100,000, such excess Shares shall be treated as Shares subject to an NSO. For purposes of this Section 8(g), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares subject to an ISO shall be determined as of the time the ISO with respect to such Shares is granted.

(h)

Buyout Provisions. Subject to Section 8(b)(v), the Administrator may offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made; provided that the Administrator shall not make such offer without the consent of the Company’s stockholders with respect to an Option with a per share exercise price that is greater than Fair Market Value on the date of such offer.

9.	Stock Appreciation Rights.

(a)	Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the

12

Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b)

Exercise Price and other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. In the case of an SAR, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

(c)	Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	the number of Shares with respect to which the SAR is exercised.

(d)	Payment upon Exercise of SAR. At the discretion of the Administrator, payment for an SAR may be in cash, Shares or a combination thereof.

(e)

SAR Agreement. Each SAR grant shall be evidenced by Award Documentation (a “SAR Agreement”) that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f)	Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Documentation.

(g)

Termination of Relationship as Service Provider. When a Participant’s status as a Service Provider terminates, other than from Misconduct, death or Disability, the Participant’s SAR may be exercised within the period of time specified in the SAR Agreement to the extent that the SAR is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the SAR) not to exceed five (5) years (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified period of time in the Plan or the SAR Agreement, the SAR shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider. If, on the date of termination, such Participant’s SAR is not fully vested, then the unvested Shares shall revert to the Plan. If, after termination, the Participant’s SAR is not fully exercised within the time specified, then the unexercised Shares covered by such SAR shall revert to the Plan and such SAR shall terminate.

(h)

Death or Disability of Participant. If a Participant’s status as a Service Provider terminates from death or Disability, then the Participant or the Participant’s estate, or such other person as may hold the SAR, as the case may be, shall have the right for a period of twelve (12) months following the date of death or termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the SAR to the extent the Participant was entitled to exercise such SAR on the date of death or termination of status as a

13

Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of death or Disability but before expiration of the SAR), provided the actual date of exercise is in no event after the expiration of the term of the SAR. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an SAR by reason of the Participant’s death or Disability.

(i)

Events Not Deemed Terminations. Unless otherwise provided in a Participant’s agreement for services as a Service Provider, such Participant’s status as a Service Provider shall not be considered interrupted in the case of (i) a leave of absence (approved by the Administrator) by a Participant who intends throughout such leave to return to providing services as a Director, Employee, or Consultant; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Administrator, provided such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or among the Company and its Affiliates. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the SAR while on a leave described in subparts (i) through (v) above and/or resumption of vesting on return from such leave as it may deem appropriate, except that in no event shall a SAR be exercised after the expiration of the term set forth in the SAR.

(j)

Buyout Provisions. Subject to Section 9(b), the Administrator may offer to buy out for a payment in cash or Shares an SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made; provided that the Administrator shall not make such offer without the consent of the Company’s stockholders with respect to an SAR with a per share exercise price that is greater than Fair Market Value on the date of such offer.

10.	Restricted Stock.

(a)

Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Award granted to any Participant, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Once the Shares are issued, voting, dividend and other rights as a stockholder shall exist with respect to Restricted Stock.

(b)

Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions, including the purchase price, if any, of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock is granted. Any certificates representing the Restricted Stock shall bear such legends as shall be determined by the Administrator.

(c)

Restricted Stock Award Documentation. Each Restricted Stock grant shall be evidenced by Award Documentation (a “Restricted Stock Award Documentation”) that shall specify the purchase price (if any) and such other terms conditions, and restrictions as the Administrator, in its sole discretion, shall determine.

14

11.	Restricted Stock Units.

(a)

Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to each Restricted Stock Units Award, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Restricted Stock Units.

(b)

Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions, including the purchase price, if any, of Restricted Stock Units granted under the Plan. Restricted Stock Units Awards shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock Units Award is granted. Restricted Stock Units shall be denominated in units with each unit equivalent to one Share for purposes of determining the number of Shares subject to any Restricted Stock Units Award.

(c)

Restricted Stock Units Agreement. Each Restricted Stock Units grant shall be evidenced by Award Documentation (a “Restricted Stock Units Agreement”) that shall specify the purchase price, if any, and such other terms conditions, and restrictions as the Administrator, in its sole discretion, shall determine. Each Restricted Stock Units Agreement shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. A Restricted Stock Units Agreement may provide for dividend equivalent units.

(d)

Settlement. Settlement of vested Restricted Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination, as determined by the Administrator and may be settled in a lump sum or in installments. Distribution to a Participant of an amount (or amounts) from settlement of vested Restricted Stock Units may be deferred to a date after settlement as determined by the Administrator and in such manner as shall comply with Section 409A of the Code. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to the Plan. Notwithstanding the foregoing, settlement of vested Restricted Stock Units held by Participants who are residents of Canada or employed in Canada may be made only in the form of Shares.

12.

Awards to Outside Directors. Notwithstanding anything herein to the contrary, the grant of any Award to a Director who is not also an Employee (an “Outside Director”) shall be made by the Board pursuant to a written non-discretionary formula established by the Board (the “Outside Director Equity Compensation Policy”). The Outside Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Outside Directors, the number of shares of Common Stock to be subject to Outside Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Board determines in its discretion. For the avoidance of doubt, Awards granted to Outside Directors shall be subject to all of the limitations set forth in the Plan.

13.

Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. Notwithstanding the foregoing, in no event may an Award be sold, pledged, assigned, hypothecated, transferred, or disposed of for consideration absent stockholder approval. If the

15

Administrator makes an Award transferable in accordance with this Section 13, the Award Documentation for such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

14.	Reserved.

15.	Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)

Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, in each case as set forth in Section 3, as well as the price per share of Common Stock covered by each such outstanding Award and the 162(m) annual share issuance limits under Section 6(d) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested an Award will terminate immediately prior to the consummation of such proposed action.

(c)

Merger or Asset Sale. In the event of a merger of the Company with or into another corporation (as such merger is described in Section 2(h) herein), or the sale of substantially all of the assets of the Company (as such sale is described in Section 2(h) herein), each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or related corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to fully exercise the Awards and all forfeiture restrictions on any or all of such Awards shall lapse, including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this subsection, the Award shall be considered assumed if, following such merger or sale of assets,

16

the Award confers the right to purchase or receive, for each Share of Awarded Stock subject to the Award immediately prior to such merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in such merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in such merger or sale of assets is not solely common stock of the successor corporation or related corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Awarded Stock subject to the Award, to be solely common stock of the successor corporation or related corporation equal in fair market value to the per share consideration received by holders of Common Stock in such merger or sale of assets.

(d)

Change of Control. Unless otherwise provided in a Participant’s agreement for services as an employee of the Company, if, within one year after a Change of Control has occurred, such Participant’s status as an employee of the Company is terminated by the Company (including for this purpose any successor to the Company due to such Change of Control and any employer that is an Affiliate of such successor) for any reason other than for Misconduct or, if applicable, terminated by such Participant as a Constructive Termination, then all Awards held by such Participant shall become fully vested for exercise upon the date of termination of such status, irrespective of the vesting provisions of such Participant’s Award Documentations.

(e)	Other Terms.

(i)

The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(ii)

With respect to Awards which are granted to “covered employees” within the meaning of Section 162(m) of the Code and are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, no adjustment or action described in this Section 15 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as performance-based compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 15 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16(b) or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(iii)

The existence of the Plan, the Award Documentation and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of

17

its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(iv)

No action shall be taken under this Section 15 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

16.

Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each recipient within a reasonable time after the date of such grant. The date of grant of an Option or SAR shall be the date the Company completes the corporate action constituting an offer of stock for sale to a Participant under the terms and conditions of the Option or SAR; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option price are fixed or determinable.

17.	Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)

Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws and shall obtain stockholder approval for any amendment to the Plan to increase the number of shares available under the Plan, to change the class of employees eligible to participate in the Plan, to permit the Administrator to grant Options and SARs with an exercise price that is below Fair Market Value on the date of grant, to permit the Administrator to extend the exercise period for an Option or SAR beyond ten years from the date of grant, or to provide for additional material benefits under the Plan.

(c)

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18.	Conditions Upon Issuance of Shares.

(a)

Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under Applicable Laws. The Company will be under no obligation to register the Shares with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18

(b)

Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19.

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder (or the cash equivalent thereof), shall relieve the Company of any liability in respect of the failure to issue or sell such Shares (or the cash equivalent thereof) as to which such requisite authority shall not have been obtained.

20.	Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21.

Stockholder Approval. This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date of adoption by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

22.

Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Documentation evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Documentations shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Accordingly, with respect to an Award that the Administrator determines is subject to Section 409A of the Code, (a) termination of services as a Service Provider shall be determined based on the principles under Section 409A of the Code regarding a separation from service, (b) if the Change of Control definition contained in the Award Documentation does not comport with the definition of “change of control” for purposes of a distribution under Section 409A of the Code, then any payment due under such Award shall be delayed until the earliest time that such payment would be permitted under Section 409A of the Code and (c) if the Administrator determines that the Participant granted such Award is a “specified employee” as defined under Section 409A of the Code, then any payment due under such Award upon the Participant’s separation from service shall not be paid until the first business day following the date that is 6 months following the date of the Participant’s separation from service. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Documentation or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

19

AMD
ADVANCED MICRO DEVICES, INC.
PROXY SERVICES
C/O COMPUTERSHARE
P.O. BOX 43004
PROVIDENCE, RI 02940
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 28, 2015. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/AMD15
You may attend the Meeting via the Internet and vote during the Meeting. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 28, 2015. Have your proxy card in hand when you call, the control number that is printed in the box marked by the arrow below available and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M81301-P59251
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
ADVANCED MICRO DEVICES, INC.
The Board of Directors recommends you vote FOR the following proposals:
1. Election of Directors
Nominees:
For Against Abstain
1a. Bruce L. Claflin
1b. John E. Caldwell
1c. Henry WK Chow
1d. Nora M. Denzel
1e. Nicholas M. Donofrio
1f. Martin L. Edelman
1g. John R. Harding
1h. Joseph A. Householder
1i. Michael J. Inglis
1j. Lisa T. Su
1k. Ahmed Yahia
For Against Abstain
2. Ratification of the appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year.
3. Approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan.
4. Advisory vote to approve the compensation of AMD’s named executive officers.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If the stock is issued in the name of two or more persons, all of them should sign the proxy. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners) Date

AMD
ONE AMD PLACE
P.O. BOX 3453
SUNNYVALE, CALIFORNIA 94088-3453
(408) 749-4000
You are cordially invited to attend our 2015 annual meeting of stockholders to be held on Wednesday, April 29, 2015 at 10:00 a.m. Eastern Time at the Andaz Wall Street Hotel, 75 Wall Street, New York, New York 10005.
Regardless of whether or not you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.
Stockholders of record at the close of business on March 2, 2015 and holders of proxies for those stockholders may attend and vote at our annual meeting. To attend our annual meeting in person, you must present valid photo identification, and, if you hold shares through a broker, bank, trustee or nominee (i.e., in street name), you must also present a letter from your broker or other nominee showing that you were the beneficial owner of the shares on March 2, 2015.
This year, we are also pleased to offer a virtual annual meeting at which our stockholders can view our annual meeting at www.virtualshareholdermeeting.com/AMD15. Stockholders at the close of business on March 2, 2015 may also ask questions and vote at our annual meeting via the Internet. We hope this will allow our stockholders who are unable to attend our annual meeting in person to participate in our annual meeting.
Important Notice Regarding Internet Availability of Proxy Materials:
The Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 27, 2014 are available at www.proxyvote.com.
M81302-P59251
PROXY
ADVANCED MICRO DEVICES, INC.
Annual Meeting of Stockholders on April 29, 2015
This proxy is solicited by the Board of Directors
The undersigned appoints LISA T. SU and HARRY A. WOLIN as proxies for the undersigned, with full power of substitution, to represent and to vote all the stock of the undersigned in the matters set forth in the 2015 Proxy Statement related to the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. (AMD) to be held on Wednesday, April 29, 2015 and at any adjournment(s) or postponement(s) thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof.
If properly executed, this proxy shall be voted in accordance with the instructions given. To the extent no directions are given on a proposal, the proxyholder will vote FOR the election of the 11 director nominees listed on the reverse side, FOR the ratification of the appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year, FOR the approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan and FOR the advisory vote to approve the compensation of AMD’s named executive officers, and in the discretion of the proxyholder, on other matters that may properly be presented at the meeting.
The undersigned may revoke this proxy at any time prior to its exercise or may attend the meeting and vote in person.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.
Continued and to be signed on reverse side